7493618.5 [Execution] AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment No. 3”), dated as of June 27, 2023, is entered into by and among Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent (in such capacity, “Agent”) pursuant to the Credit Agreement (as hereinafter defined), the Lenders (as hereinafter defined) party hereto, BlueLinx Holdings Inc., a Delaware corporation (“Parent”), BlueLinx Corporation, a Georgia corporation (“BlueLinx”), BlueLinx Florida LP, a Florida limited partnership (“BFLP”), Cedar Creek LLC, a Delaware limited liability company, on behalf of itself and as successor by merger of Venture Development & Construction, LLC with and into Cedar Creek LLC (“Cedar Creek LLC”), Cedar Creek Corp., a Delaware corporation (“Cedar Creek Corp.”), Calypso Buildings, Inc., formerly known as Astro Buildings Inc., a Delaware corporation (“Calypso Buildings”), Lake States Lumber, Inc., a Minnesota corporation (“Lake States”) and Vandermeer Forest Products, Inc., a Washington corporation (“Vandermeer Forest” and, together with Parent, BlueLinx, BFLP, Cedar Creek LLC, Cedar Creek Corp., Calypso Buildings and Lake States, each a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), BlueLinx Florida Holding No. 1 Inc., a Georgia corporation (“BFH1”), BlueLinx Florida Holding No. 2 Inc., a Georgia corporation (“BFH2”), Cedar Creek Holdings Inc., a Delaware corporation (“Cedar Creek Holdings”), and each of the SPE Propcos signatory party hereto (and together with BFH1, BFH2 and Cedar Creek Holdings, each a “Guarantor” and individually and collectively, jointly and severally, “Guarantors”). W I T N E S S E T H : WHEREAS, Agent, the parties to the Credit Agreement as lenders (collectively, “Lenders”), Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans or advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated as of April 13, 2018, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of January 31, 2020, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of August 2, 2021 and Joinder Agreement No. 1 to Amended and Restated Credit Agreement, dated as of November 18, 2022 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, restructured or replaced, including without limitation as amended by this Amendment No. 3, the “Credit Agreement”; the Credit Agreement immediately prior to giving effect to this Amendment No. 3, the “Existing Credit Agreement”) and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto (all of the foregoing, including the Existing Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced, the “Loan Documents”);

7493618.5 2 WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders enter into certain amendments to the Existing Credit Agreement as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and WHEREAS, the parties hereto desire to enter into this Amendment No. 3 to evidence and effectuate such amendments to the Existing Credit Agreement, in each case subject to the terms and conditions and to the extent set forth herein; NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: Section 1. Definitions. For purposes of this Amendment No. 3, (a) the term “Secured Party” means Agent and each other member of the Lender Group and the Bank Product Providers that have been granted a Lien on the Collateral in accordance with the Guaranty and Security Agreement and the other Loan Documents and (b) unless otherwise defined herein, all terms used herein shall have the respective meanings given to them in the Credit Agreement as amended by this Amendment No. 3. Section 2. Amendments to Credit Agreement. The Existing Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit A hereto (the “Amended Credit Agreement”). All schedules and exhibits to the Existing Credit Agreement, as in effect immediately prior to the Amendment No. 3 Effective Date, shall constitute schedules and exhibits to the Amended Credit Agreement as of the Amendment No. 3 Effective Date, except, that, those schedules and exhibits which are attached to the Amended Credit Agreement shall constitute those respective schedules and exhibits after the Amendment No. 3 Effective Date. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words such as “thereunder” or “thereof” and words of similar import), shall mean and be a reference to the Credit Agreement as amended herein as reflected by the Amended Credit Agreement. Agent, each of the Lenders signatory hereto, each Borrower and each Guarantor hereby consents to the amendment of the Credit Agreement pursuant to this Amendment No. 3. Section 3. Discontinuance of LIBOR Rate. 3.1 Acknowledgment of Obligations. As of the Amendment No. 3 Effective Date, Borrowers and Guarantors hereby acknowledge, confirm and agree that Borrowers are indebted to Lenders for loans, advances and letter of credit accommodations under the Existing Credit Agreement and the other Loan Documents, as of the close of business on June 26, 2023, in the aggregate principal amount of $3,000,000, consisting of (a) the aggregate principal amount of $-0- in respect of Revolving Loans, consisting of (i) Base Rate Loans (as defined in the Existing Credit Agreement) in the aggregate principal amount of $-0- and (ii) LIBOR Rate Loans (as defined in the Existing Credit Agreement) in the aggregate principal amount of $-0-, and (b) the aggregate amount of $3,000,000 in respect of obligations arising under the Letters of Credit, together with all interest accrued and accruing thereon (to the extent applicable), and all fees,

7493618.5 3 costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrowers to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever. 3.2 No Outstanding LIBOR Loans; No LIBOR Option. (a) Borrowers and Guarantors hereby acknowledge, confirm and agree that, for the avoidance of doubt, (i) no LIBOR Rate Loans are currently outstanding, and (ii) as to any LIBOR Rate Loans previously outstanding, Borrower elected not to continue such Loans as LIBOR Rate Loans, and, on the last day of the applicable interest period for such LIBOR Rate Loans, such Loans were converted to Base Rate Loans prior to the Amendment No. 3 Effective Date. (b) For the avoidance of doubt, notwithstanding any provision of the Existing Credit Agreement or any other Loan Document to the contrary, regardless of whether an interest rate with reference to LIBOR is operational, reported, published on a synthetic basis or otherwise available in the market on and after the Amendment No. 3 Effective Date, (i) no Revolving Loans, Protective Advances, Overadvance or other Loans, Letters of Credit or other advances to Borrower shall be made available, requested or otherwise made at an interest rate or fee bearing a rate equal to the LIBOR Rate (as defined in the Existing Credit Agreement) or otherwise with reference to the London Interbank Offered Rate, (ii) any request to convert an existing Loan or interest rate with respect any other Obligation to a LIBOR Rate Loan shall be ineffective and (iii) any request for a new LIBOR Rate Loan, or to continue, renew, extend, reinstate or increase an existing LIBOR Rate Loan as a LIBOR Rate Loan, shall be ineffective. 3.3 Acknowledgment of Security Interests. Borrowers and Guarantors hereby acknowledge, confirm and agree that Agent has had and shall on and after the Amendment No. 3 Effective Date continue to have, for itself and the ratable benefit of Secured Parties, a valid perfected security interest in and lien upon the Collateral granted to Agent (or its predecessors in whatever capacity) pursuant to the Loan Documents to secure the Obligations. Section 4. Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Agent and Lenders as follows, which representations and warranties, together with the representations and warranties in the other Loan Documents, shall survive the execution and delivery hereof, and the truth and correctness thereof, in all material respects, being a continuing condition of the making of any Loans by Lenders (or Agent on behalf of Lenders) to Borrowers: 4.1 This Amendment No. 3 and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder has been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which are a party hereto and is in full force and effect as of the date hereof, as the case may be, and the obligations of Borrowers and Guarantors contained herein constitute legally valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

7493618.5 4 4.2 The execution, delivery and performance of this Amendment No. 3 and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder will not (a) violate any material provision of federal, state, or local law or regulation applicable to any Borrower, any Guarantor or their Subsidiaries, the Governing Documents of any Borrower, any Guarantor or their Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, any Guarantor or their Subsidiaries, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Borrower, any Guarantor or their Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower or Guarantor other than Permitted Liens, or (d) require any approval of any holder of Equity Interests of a Borrower or Guarantor, or any approval or consent of any Person under any material agreement of any Borrower or Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. 4.3 After giving effect to this Amendment No. 3 and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder, all of the representations and warranties set forth in the Credit Agreement as amended hereby, and the other Loan Documents, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date. 4.4 After giving effect to the provisions of this Amendment No. 3 and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder, no Default or Event of Default exists or has occurred and is continuing. Section 5. Release by Borrowers and Guarantors. 5.1 Release. (a) In consideration of the agreements of Agent and Secured Parties contained herein, and the continued making of the loans, advances and other accommodations (or Agent on behalf of Secured Parties) to Borrowers pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each Secured Party, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Agent,

7493618.5 5 Secured Parties and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Borrower or any Guarantor, or any of its successors, assigns, or other legal representatives and their respective successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 3, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement, as amended and supplemented through the date hereof, and the other Loan Documents. (b) Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (c) Each Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above. (d) Each Borrower and each Guarantor represents and warrants that each such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. (e) Nothing contained herein shall constitute an admission of liability with respect to any Claim on the part of any Releasee. 5.2 Covenant Not to Sue. Each Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or any Guarantor pursuant to Section 4.1 hereof. If any Borrower or any Guarantor violates the foregoing covenant, each Borrower and each Guarantor agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. 5.3 Waiver of Statutory Provisions. EACH BORROWER AND EACH GUARANTOR HEREBY EXPLICITLY WAIVE ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS, EACH BORROWER AND EACH GUARANTOR) AGREE

7493618.5 6 THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS RELEASE. Section 6. Conditions Precedent. Concurrently with the execution and delivery hereof, and as a further condition to the effectiveness of this Amendment No. 3 and the agreement of Agent and Lenders to the modifications and amendments set forth in this Amendment No. 3: 6.1 Agent shall have received an executed copy of an original or executed original counterparts of this Amendment No. 3 by electronic mail or facsimile (with the originals, if requested by Agent, to be delivered within five (5) Business Days after the date of such request), duly authorized, executed and delivered by Borrowers, Guarantors and all Lenders; 6.2 Agent shall have received the consent of any Lender to the extent required by the terms of the Credit Agreement to any of the amendments set forth in this Amendment No. 3; 6.3 each Borrower and Guarantor shall deliver, or cause to be delivered, to Agent a true and correct copy of any consent, waiver or approval to or of this Amendment No. 3, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form and substance reasonably satisfactory to Agent in its good faith determination; 6.4 all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended by this Amendment No. 3, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date; 6.5 all other documents and legal matters in connection with the transactions contemplated by this Amendment No. 3 shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent; and 6.6 after giving effect to the amendment contemplated by this Amendment No. 3 and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder, no Default or Event of Default shall exist or have occurred and be continuing. Section 7. Effect of this Amendment No. 3. Except as expressly set forth herein, and in each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 3 or with respect to the subject matter of this Amendment No. 3. To the extent of conflict between the terms of this Amendment No. 3 and the other Loan Documents, the terms of this Amendment No. 3 shall control. The Credit Agreement and this Amendment No. 3 shall be read

7493618.5 7 and construed as one agreement. Section 8. No Novation. The amendment and restatement of the Existing Credit Agreement pursuant to this Amendment No. 3 and the Amended Credit Agreement shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations and other obligations and liabilities of Borrower evidenced by or arising under the Existing Credit Agreement or any of the other Loan Documents, and Borrower confirms and agrees that it continues to remain liable for all such Obligations and other obligations and liabilities, and the liens and security interests in the Collateral of Agent and Lenders securing such Obligations and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect in favor of Agent for the benefit of Lenders. Section 9. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes set forth in this Amendment No. 3. Section 10. Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York. Section 11. Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of Borrowers, Guarantors, Agent and Lenders and their respective successors and assigns. Section 12. Reviewed by Attorneys. Each Borrower and Guarantor represents and warrants that it (a) understands fully the terms of this Amendment No. 3 and the consequences of the execution and delivery of this Amendment No. 3, (b) has been afforded an opportunity to have this Amendment No. 3 reviewed by, and to discuss this Amendment No. 3 and any document executed in connection herewith with, such attorneys and other persons as each Borrower and Guarantor may wish, and (c) has entered into this Amendment No. 3 and executed and delivered all documents in connection herewith of its/his own free will and accord and without threat, duress or other coercion of any kind by any person. The parties hereto acknowledge and agree that neither this Amendment No. 3 nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment No. 3 and the other documents executed pursuant hereto or in connection herewith. Section 13. Waiver, Modification, Etc. No provision or term of this Amendment No. 3 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced. Section 14. Entire Agreement. This Amendment No. 3 represents the entire agreement and

7493618.5 8 understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. Section 15. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3. Section 16. Counterparts. This Amendment No. 3, any documents executed in connection herewith and any notices delivered under this Amendment No. 3, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 3 or on any notice delivered to Agent under this Amendment No. 3. This Amendment No. 3 and any notices delivered under this Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 3 and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment No. 3 or notice. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written. BORROWERS: BLUELINX HOLDINGS INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer BLUELINX CORPORATION By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer BLUELINX FLORIDA LP By: BlueLinx Florida Holding No. 2 Inc., its General Partner By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer CEDAR CREEK LLC By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer CEDAR CREEK CORP. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer CALYPSO BUILDINGS INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] LAKE STATES LUMBER, INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer VANDERMEER FOREST PRODUCTS, INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer GUARANTORS: BLUELINX FLORIDA HOLDING NO. 1 INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer BLUELINX FLORIDA HOLDING NO. 2 INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer CEDAR CREEK HOLDINGS, INC. By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] ABP AL (Midfield) LLC ABP CO II (Denver) LLC ABP FL (Lake City) LLC ABP FL (Pensacola) LLC ABP FL (Yulee) LLC ABP IA (Des Moines) LLC ABP IL (University Park) LLC ABP IN (Elkhart) LLC ABP KY (Independence) LLC ABP LA (New Orleans) LLC ABP ME (Portland) LLC ABP MI (Grand Rapids) LLC ABP MN (Maple Grove) LLC ABP MO (Kansas City) LLC ABP MO (Springfield) LLC ABP MO (Bridgeton) LLC ABP NC (Charlotte) LLC ABP NJ (Denville) LLC ABP NY (Yaphank) LLC ABP OH (Talmadge) LLC ABP OK (Tulsa) LLC ABP PA (Stanton) LLC ABP SC (Charleston) LLC ABP TN (Erwin) LLC ABP TN (Memphis) LLC ABP TN (Madison) LLC ABP TX (El Paso) LLC ABP TX (Houston) LLC ABP TX (Lubbock) LLC ABP TX (San Antonio) LLC ABP VA (Richmond) LLC ABP VT (Shelburne) LLC By: BLUELINX HOLDINGS INC., as Sole Member By: /s/Shyam K. Reddy Name: Shyam K. Reddy Title: President and Chief Executive Officer

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender By: /s/Rod Dellinger Name: Rod Dellinger Title: Authorized Signatory

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] BANK OF AMERICA, N.A., as a Lender By: /s/Rashmi Bhatt Name: Rashmi Bhatt Title: Vice President

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] BMO HARRIS BANK N.A., as a Lender By: /s/ Quinn Heiden Name: Quinn Heiden Title: Managing Director

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender By: /s/James Horn Name: James Horn Title: Vice President

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] TRUIST BANK, as successor by merger to SunTrust Bank, as a Lender By: /s/Undrae L. Mitchell Name: Undrae L. Mitchell Title: Vice President

[Signature Page to Amendment No. 3 to A&R Credit Agreement (BlueLinx)] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/Rod Swenson Name: Rod Swenson Title: Senior Vice President

7493618.5 EXHIBIT A TO AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT Amended Credit Agreement (See Attached)

7490664.6 [Conformed Copy Through Amendment No. 3] [Execution] AMENDED AND RESTATED CREDIT AGREEMENT by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, and BANK OF AMERICA, N.A., as Joint Lead Arrangers, WELLS FARGO BANK, NATIONAL ASSOCIATION, and BANK OF AMERICA, N.A., as Joint Book Runners, BANK OF AMERICA, N.A., as Syndication Agent, THE LENDERS THAT ARE PARTIES HERETO, as the Lenders, BLUELINX HOLDINGS INC., as Parent, BLUELINX CORPORATION, BLUELINX FLORIDA LP, CEDAR CREEK LLC, CEDAR CREEK CORP., ASTRO BUILDINGS INC., and LAKE STATES LUMBER, INC. as Borrowers, and THE OTHER SUBSIDIARIES OF BLUELINX HOLDINGS INC. PARTY HERETO as Guarantors Dated as of April 13, 2018

i 7490664.6 Table of Contents Page 1. DEFINITIONS AND CONSTRUCTION. ...................................................................................... 1 1.1 Definitions .......................................................................................................................... 1 1.2 Accounting Terms ............................................................................................................. 66 1.3 Code .................................................................................................................................. 67 1.4 Construction ...................................................................................................................... 67 1.5 Time References ............................................................................................................... 68 1.6 Schedules and Exhibits ..................................................................................................... 68 1.7 Divisions ........................................................................................................................... 68 1.8 Rates ................................................................................................................................. 68 2. LOANS AND TERMS OF PAYMENT. ....................................................................................... 69 2.1 Revolving Loans. .............................................................................................................. 69 2.2 [Reserved]. ........................................................................................................................ 69 2.3 Borrowing Procedures and Settlements. ........................................................................... 69 2.4 Payments; Reductions of Commitments; Prepayments. ................................................... 75 2.5 Promise to Pay; Promissory Notes. ................................................................................... 79 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations. .................. 80 2.7 Crediting Payments ........................................................................................................... 81 2.8 Designated Account .......................................................................................................... 82 2.9 Maintenance of Loan Account; Statements of Obligations .............................................. 82 2.10 Fees. .................................................................................................................................. 82 2.11 Letters of Credit. ............................................................................................................... 83 2.12 SOFR Option. ................................................................................................................... 89 2.13 Capital Requirements. ....................................................................................................... 92 2.14 Incremental Facilities. ....................................................................................................... 94 2.15 Joint and Several Liability of Borrowers. ......................................................................... 95 3. CONDITIONS; TERM OF AGREEMENT. ................................................................................. 98 3.1 Conditions Precedent to the Initial Extension of Credit ................................................... 98 3.2 Conditions Precedent to all Extensions of Credit ............................................................. 98 3.3 Maturity ............................................................................................................................ 99 3.4 Effect of Maturity ............................................................................................................. 99 3.5 Early Termination by Borrowers ...................................................................................... 99 3.6 Conditions Subsequent ..................................................................................................... 99 4. REPRESENTATIONS AND WARRANTIES. ............................................................................. 99 4.1 Due Organization and Qualification; Subsidiaries.......................................................... 100 4.2 Due Authorization; No Conflict...................................................................................... 100 4.3 Governmental Consents .................................................................................................. 101 4.4 Binding Obligations; Perfected Liens. ............................................................................ 101 4.5 Title to Assets; No Encumbrances .................................................................................. 101 4.6 Litigation. ........................................................................................................................ 101 4.7 Compliance with Laws ................................................................................................... 102

ii 7490664.6 4.8 No Material Adverse Effect ............................................................................................ 102 4.9 Solvency.......................................................................................................................... 102 4.10 Employee Benefits .......................................................................................................... 102 4.11 Environmental Condition ................................................................................................ 103 4.12 Complete Disclosure ....................................................................................................... 103 4.13 Patriot Act ....................................................................................................................... 104 4.14 Integrated Economic Enterprise ...................................................................................... 104 4.15 Payment of Taxes ............................................................................................................ 104 4.16 Margin Stock................................................................................................................... 104 4.17 Governmental Regulation ............................................................................................... 105 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws .................... 105 4.19 Employee and Labor Matters .......................................................................................... 105 4.20 [Reserved] ....................................................................................................................... 106 4.21 Leases.............................................................................................................................. 106 4.22 Eligible Accounts ............................................................................................................ 106 4.23 Eligible Inventory ........................................................................................................... 106 4.24 [Reserved]. ...................................................................................................................... 106 4.25 Location of Inventory ..................................................................................................... 106 4.26 Inventory Records ........................................................................................................... 106 4.27 Cedar Creek Acquisition ................................................................................................. 106 4.28 Material Contracts ........................................................................................................... 107 4.29 Hedge Agreements .......................................................................................................... 107 5. AFFIRMATIVE COVENANTS. ................................................................................................ 107 5.1 Financial Statements, Reports, Certificates .................................................................... 107 5.2 Reporting ........................................................................................................................ 107 5.3 Existence ......................................................................................................................... 107 5.4 Maintenance of Properties .............................................................................................. 108 5.5 Taxes ............................................................................................................................... 108 5.6 Insurance ......................................................................................................................... 108 5.7 Inspection. ....................................................................................................................... 109 5.8 Compliance with Laws ................................................................................................... 109 5.9 Environmental ................................................................................................................. 110 5.10 Disclosure Updates ......................................................................................................... 110 5.11 Formation of Subsidiaries ............................................................................................... 110 5.12 Further Assurances ......................................................................................................... 111 5.13 [Reserved]. ...................................................................................................................... 111 5.14 Location of Inventory; Chief Executive Office .............................................................. 111 5.15 Compliance with ERISA and the IRC ............................................................................ 111 5.16 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws .................... 112 5.17 End of Fiscal Years and Fiscal Quarters; Changes in Accounting Practices. ................. 112 6. NEGATIVE COVENANTS. ....................................................................................................... 112 6.1 Indebtedness.................................................................................................................... 112 6.2 Liens ............................................................................................................................... 112 6.3 Restrictions on Fundamental Changes ............................................................................ 113 6.4 Disposal of Assets ........................................................................................................... 114 6.5 Nature of Business .......................................................................................................... 114 6.6 Prepayments and Amendments ....................................................................................... 114 6.7 Restricted Payments ........................................................................................................ 115

iii 7490664.6 6.8 Accounting Methods ....................................................................................................... 116 6.9 Investments ..................................................................................................................... 116 6.10 Transactions with Affiliates ............................................................................................ 116 6.11 Use of Proceeds .............................................................................................................. 117 6.12 Limitation on Issuance of Equity Interests ..................................................................... 117 6.13 Inventory or Equipment with Bailees ............................................................................. 117 7. FINANCIAL COVENANTS. ...................................................................................................... 117 7.1 Fixed Charge Coverage Ratio ......................................................................................... 117 8. EVENTS OF DEFAULT. ............................................................................................................ 117 8.1 Payments ......................................................................................................................... 117 8.2 Covenants........................................................................................................................ 118 8.3 Judgments ....................................................................................................................... 118 8.4 Voluntary Bankruptcy, etc .............................................................................................. 118 8.5 Involuntary Bankruptcy, etc............................................................................................ 118 8.6 Default Under Other Agreements ................................................................................... 119 8.7 Representations, etc ........................................................................................................ 119 8.8 Guaranties ....................................................................................................................... 119 8.9 Security Documents ........................................................................................................ 119 8.10 Loan Documents ............................................................................................................. 119 8.11 Change of Control ........................................................................................................... 119 8.12 ERISA ............................................................................................................................. 119 8.13 Subordination; Intercreditor Agreement ......................................................................... 120 9. RIGHTS AND REMEDIES. ....................................................................................................... 120 9.1 Rights and Remedies ...................................................................................................... 120 9.2 Remedies Cumulative ..................................................................................................... 121 10. WAIVERS; INDEMNIFICATION. ............................................................................................ 121 10.1 Demand; Protest; etc ....................................................................................................... 121 10.2 The Lender Group’s Liability for Collateral ................................................................... 121 10.3 Indemnification ............................................................................................................... 121 11. NOTICES. .................................................................................................................................... 123 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. ............................................................................................................................................ 123 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. .................................................. 125 13.1 Assignments and Participations. ..................................................................................... 125 13.2 Successors ....................................................................................................................... 128 14. AMENDMENTS; WAIVERS. .................................................................................................... 128 14.1 Amendments and Waivers. ............................................................................................. 129 14.2 Replacement of Certain Lenders. .................................................................................... 131 14.3 No Waivers; Cumulative Remedies ................................................................................ 131

iv 7490664.6 15. AGENT; THE LENDER GROUP. .............................................................................................. 132 15.1 Appointment and Authorization of Agent ...................................................................... 132 15.2 Delegation of Duties ....................................................................................................... 133 15.3 Liability of Agent ............................................................................................................ 133 15.4 Reliance by Agent ........................................................................................................... 133 15.5 Notice of Default or Event of Default ............................................................................. 133 15.6 Credit Decision ............................................................................................................... 134 15.7 Costs and Expenses; Indemnification ............................................................................. 134 15.8 Agent in Individual Capacity .......................................................................................... 135 15.9 Successor Agent .............................................................................................................. 135 15.10 Lender in Individual Capacity ........................................................................................ 136 15.11 Collateral Matters. .......................................................................................................... 136 15.12 Restrictions on Actions by Lenders; Sharing of Payments. ............................................ 138 15.13 Agency for Perfection ..................................................................................................... 138 15.14 Payments by Agent to the Lenders ................................................................................. 138 15.15 Concerning the Collateral and Related Loan Documents ............................................... 138 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information ................................................................................................. 139 15.17 Several Obligations; No Liability ................................................................................... 139 15.18 Joint Lead Arrangers, Joint Book Runners, and Syndication Agent............................... 140 15.19 Intercreditor and Subordination Agreements .................................................................. 140 16. WITHHOLDING TAXES. .......................................................................................................... 141 16.1 Payments ......................................................................................................................... 141 16.2 Exemptions. .................................................................................................................... 141 16.3 Reductions. ..................................................................................................................... 143 16.4 Refunds ........................................................................................................................... 143 17. GENERAL PROVISIONS. ......................................................................................................... 144 17.1 Effectiveness ................................................................................................................... 144 17.2 Section Headings ............................................................................................................ 144 17.3 Interpretation ................................................................................................................... 144 17.4 Severability of Provisions ............................................................................................... 144 17.5 Bank Product Providers .................................................................................................. 144 17.6 Debtor-Creditor Relationship.......................................................................................... 145 17.7 Counterparts; Electronic Execution ................................................................................ 145 17.8 Revival and Reinstatement of Obligations; Certain Waivers. ........................................ 145 17.9 Confidentiality. ............................................................................................................... 146 17.10 Survival ........................................................................................................................... 147 17.11 Patriot Act; Due Diligence .............................................................................................. 148 17.12 Integration ....................................................................................................................... 148 17.13 BlueLinx Corporation as Agent for Borrowers .............................................................. 148 17.14 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ..................... 149 17.15 Keepwell ......................................................................................................................... 149 17.16 Acknowledgment and Restatement; Release. ................................................................. 149 17.17 Acknowledgments and Assumptions regarding Cedar Creek Merger. ........................... 152 17.18 Acknowledgement Regarding Any Supported QFCs ..................................................... 152 17.19 Erroneous Payments. ...................................................................................................... 153

EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Borrowing Base Certificate
Exhibit B-2	Form of Bank Product Provider Agreement
Exhibit C-1	Form of Compliance Certificate
Exhibit J-1	Form of Joinder
Exhibit P-1	Form of Perfection Certificate
Exhibit S-1	Form of Solvency Certificate
Exhibit S-2	Form of SOFR Notice

Schedule A-1	Agent's Account
Schedule A-2	Authorized Persons
Schedule C-1	Commitments
Schedule D-1	Designated Account
Schedule E-1	Existing Letters of Credit
Schedule P-1	Permitted Investments
Schedule P-2	Permitted Liens
Schedule 1.3	List of SPE Propcos
Schedule 3.1	Conditions Precedent
Schedule 3.6	Conditions Subsequent
Schedule 4.1(b)	Capitalization of Loan Parties
Schedule 4.1(c)	Capitalization of Loan Parties' Subsidiaries
Schedule 4.1(d)	Subscriptions, Options, Warrants, Calls
Schedule 4.6(b)	Litigation
Schedule 4.10	Pension Plans and Multiemployer Plans
Schedule 4.11	Environmental Matters
Schedule 4.14(a)	Permitted Surviving Indebtedness
Schedule 4.14(b)	Permitted Indebtedness other than Permitted Surviving Indebtedness
Schedule 4.25	Location of Inventory and Equipment
Schedule 4.27(a)	Material Cedar Creek Acquisition Documents
Schedule 4.28	Material Contracts
Schedule 5.1	Financial Statements, Reports, Certificates

v

7490664.6

vi 7490664.6 Schedule 5.2 Collateral Reporting Schedule 5.17 Fiscal Year, Quarter and Month Ending Dates Schedule 6.5 Nature of Business

7490664.6 AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDED AND RESTATED CREDIT AGREEMENT, is entered into as of April 13, 2018 by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), Wells Fargo Bank, National Association, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), Wells Fargo Bank, National Association, a national banking association, and Bank of America, N.A., a national banking association (“Bank of America”), as joint lead arrangers (in such capacity, together with their successors and assigns in such capacity, the “Joint Lead Arrangers”), Wells Fargo Bank, National Association, a national banking association, and Bank of America, as joint book runners (in such capacity, together with their successors and assigns in such capacity, the “Joint Book Runners”), Bank of America, as syndication agent (in such capacity, together with their successors and assigns in such capacity, the “Syndication Agent”), BlueLinx Holdings Inc., a Delaware corporation (“Parent”), BlueLinx Corporation, a Georgia corporation (“BlueLinx”), BlueLinx Florida LP, a Florida limited partnership (“BFLP”), Cedar Creek LLC, a Delaware limited liability company (“Cedar Creek LLC”), Cedar Creek Corp., a Delaware corporation (“Cedar Creek Corp.”), Astro Buildings Inc., a Delaware corporation (“Astro Buildings”), Lake States Lumber, Inc., a Minnesota corporation (“Lake States” and, together with Parent, BlueLinx, BFLP, Cedar Creek LLC, Cedar Creek Corp, Astro Buildings and Lake States, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers” as hereinafter further defined) and BlueLinx Florida Holding No. 1 Inc., a Georgia corporation (“BFH1”), BlueLinx Florida Holding No. 2 Inc., a Georgia corporation (“BFH2”), Cedar Creek Holdings Inc., a Delaware corporation as the successor corporation of the Cedar Creek Merger (as hereinafter defined) (“Cedar Creek Holdings”), Panther Merger Sub, Inc., a Delaware corporation (“Panther Merger Sub”), Venture Development and Construction, LLC, an Oklahoma limited liability company (“VDC”), and each of the SPE Propcos (as hereinafter defined) signatory party hereto (and together with BFH1, BFH2, Cedar Creek Holdings, Panther Merger Sub, and VDC, each a “Guarantor” and individually and collectively, jointly and severally, “Guarantors” as hereinafter further defined). The parties agree as follows: 1. DEFINITIONS AND CONSTRUCTION. 1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions: “Acceptable Appraisal” means, with respect to an appraisal of Inventory, the most recent appraisal of such property received by Agent (a) from Hilco Valuation Services or such other appraisal company satisfactory to Agent, (b) the scope and methodology (including, to the extent relevant, any sampling procedure employed by such appraisal company) of which are satisfactory to Agent, and (c) the results of which are satisfactory to Agent, in each case, in Agent’s Permitted Discretion. “Account” means an account (as that term is defined in the Code). “Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible, including, without limitation, a Credit Card Issuer or a Credit Card Processor. “Account Party” has the meaning specified therefor in Section 2.11(h) of this Agreement.

2 7490664.6 “Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions). “Acquired Asset Borrowing Base” means, as of any date of determination prior to the completion of the Acquired Asset Due Diligence, the amount equal to the greater of: (a) the amount equal to the lesser of: (i) 5% of the amount of the Borrowing Base (after giving effect to the inclusion in the Borrowing Base of the Acquired Eligible Accounts and the Acquired Eligible Inventory), and (ii) the amount equal to the sum of (A) the then effective Borrowing Base advance rate for Eligible Accounts multiplied by the amount of such Acquired Eligible Accounts less the amount of any Dilution Reserve for such Acquired Eligible Accounts and (B) the then effective Borrowing Base advance rate for Eligible Inventory in accordance with clause (b)(i) of the definition of the Borrowing Base multiplied by the applicable value of such Acquired Eligible Inventory (and, after giving effect to the inclusion of such Acquired Eligible Inventory, the amount of such Acquired Eligible Inventory shall be subject to the Inventory Loan Amount); and (b) with respect to Accounts and Inventory acquired pursuant to a Permitted Acquisition within the last 120 days after the date of such Permitted Acquisition, the amount equal to the lesser of: (i) 20% of the amount of the Borrowing Base (after giving effect to the inclusion of the Acquired Eligible Accounts and the Acquired Eligible Inventory), and (ii) the amount equal to the sum of (A) 70% of the “net book value” of Acquired Eligible Accounts less the amount of any Dilution Reserve for such Acquired Eligible Accounts and (B) 50% of the “net book value” of the amount of such Acquired Eligible Inventory (and, after giving effect to the inclusion of such Acquired Eligible Inventory, the amount of such Acquired Eligible Inventory shall be subject to the Inventory Loan Amount). For purposes of this definition, “net book value” means the net book value of the Accounts and Inventory acquired from the seller in a Permitted Acquisition as of the closing date of such Permitted Acquisition according to the accounting principles used in preparation of such seller’s audited financial statements (or with respect to Accounts and Inventory generated by the target after the consummation of such Permitted Acquisition, the net book value of such Accounts and Inventory as determined in accordance with GAAP). For the avoidance of doubt, (1) Acquired Eligible Accounts and Acquired Eligible Inventory shall be included in clause (a) of this definition until the date of the completion of the Acquired Asset Due Diligence and (2) Acquired Eligible Accounts and Acquired Eligible Inventory shall be included in clause (b) of this definition until the earlier of (x) the date of the completion of the Acquired Asset Due Diligence and (y) the date that is 120 days after the date of the consummation of such Permitted Acquisition (or, in either case under the foregoing clause (1) or (2), such later date of up to an additional 150 days as Agent may agree to in its Permitted Discretion without the approval of Lenders; provided, that, any such later date that is greater than an additional 150 days will require the consent of Required Lenders).

3 7490664.6 “Acquired Asset Due Diligence” means with respect to any Accounts or Inventory acquired in a Permitted Acquisition, (a) as to all such acquired Accounts, the date of the completion of a field examination with respect to such Accounts and (b) as to all such acquired Inventory, the date of the completion of a field examination and receipt by Agent of an Acceptable Appraisal with respect to such Inventory. “Acquired Eligible Accounts” means, as to each Borrower, Accounts of such Borrower acquired in a Permitted Acquisition with respect to which such Accounts would other constitute Eligible Accounts other than satisfying the eligibility criteria set forth in clause (p) of the definition of Eligible Accounts. “Acquired Eligible Inventory” means, as to each Borrower, Inventory of such Borrower acquired in a Permitted Acquisition with respect to which such Inventory would other constitute Eligible Inventory other than satisfying the eligibility criteria set forth in clause (r) of the definition of Eligible Inventory. “Acquired Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by a Loan Party or any of its Subsidiaries in a Permitted Acquisition; provided, that such Indebtedness (a) is either purchase money Indebtedness or a Capital Lease with respect to Equipment or mortgage financing with respect to Real Property, (b) was in existence prior to the date of such Permitted Acquisition, and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition. “Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all of the Equity Interests of any other Person. “Additional Documents” has the meaning specified therefor in Section 5.12 of this Agreement. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided, that, if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Borrower” has the meaning specified therefor in Section 17.13 of this Agreement. “Administrative Questionnaire” has the meaning specified therefor in Section 13.1(a) of this Agreement. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” has the meaning specified therefor in Section 2.13(b) of this Agreement. “Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the

4 7490664.6 management and policies of a Person, whether through the ownership of Equity Interests, by contract, or otherwise; provided, that for purposes of the definition of Eligible Accounts and Section 6.10 of this Agreement: (a) any Person which owns directly or indirectly 20% or more of the Equity Interests having ordinary voting power for the election of directors or other members of the governing body of a Person or 20% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person. “Agent” has the meaning specified therefor in the preamble to this Agreement. “Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents. “Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1 to this Agreement (or such other Deposit Account of Agent that has been designated as such, in writing, by Agent to Borrowers and the Lenders). “Agent’s Liens” means the Liens granted by each Loan Party or its Subsidiaries to Agent under the Loan Documents and securing the Obligations. “Agreement” means this Amended and Restated Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Amendment No. 1” means Amendment No. 1 to Amended and Restated Credit Agreement, dated as of January 31, 2020, by and among Agent, Borrowers, Guarantors and Lenders, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 1 Effective Date” means the date on which all of the conditions precedent set forth in Amendment No. 1 have been satisfied. “Amendment No. 2” means Amendment No. 2 to Amended and Restated Credit Agreement, dated as of August 2, 2021, by and among Agent, Borrowers, Guarantors and Lenders, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 2 Effective Date” shall mean the date on which all of the conditions precedent set forth in Amendment No. 2 have been satisfied. “Amendment No. 3” means Amendment No. 3 to Amended and Restated Credit Agreement, dated as of June 27, 2023, by and among Agent, Borrowers, Guarantors and Lenders, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced. “Amendment No. 3 Effective Date” shall mean the date on which all of the conditions precedent set forth in Amendment No. 3 have been satisfied. “Announcements” has the meaning assigned thereto in Section 1.8 of this Agreement. “Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business.

5 7490664.6 “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Margin” means, as of any date of determination and with respect to Base Rate Loans or SOFR Loans, as applicable, the applicable margin set forth in the following table that corresponds to the Excess Availability of Borrowers as of the date of the Borrowing Base Certificate received by Agent on the Closing Date (rather than the Quarterly Average Excess Availability for this purpose) until the last day of the quarter immediately following the date of the receipt by Agent of the first Compliance Certificate after the Closing Date; Tier Quarterly Average Excess Availability Applicable Margin for SOFR Loans which are Revolving Loans (the “Revolving Loan SOFR Margin”) Applicable Margin for Base Rate Loans which are Revolving Loans (the “Revolving Loan Base Rate Margin”) 1 Greater than 66% of the Line Cap 1.25% .25% 2 Less than or equal to 66% of the Line Cap and greater than 33% of the Line Cap 1.50% 0.50% 3 Less than or equal to 33% of the Line Cap 1.75% 0.75% ; provided, that, (a) for the period from the Amendment No. 3 Effective Date through and including June 30, 2023, the Applicable Margin shall be set at the margin in the row styled Tier 1 and (b) on and after July 1, 2023, the Applicable Margin shall be calculated and established once every fiscal quarter based on the chart above, effective as of the first day of such fiscal quarter and shall remain in effect until adjusted thereafter at the end of such fiscal quarter; provided, further that, (a) if the Leverage Ratio for the immediately preceding quarter is equal to or less than 3.25 to 1.00, then the Revolving Loan SOFR Margin and the Revolving Loan Base Rate Margin in the chart above shall be reduced by 25 basis points for each of Tiers 1, 2 and 3 and (b) if at any time the Leverage Ratio for the immediately preceding quarter is thereafter greater than 3.25 to 1.00, then the Revolving Loan SOFR Margin and the Revolving Loan Base Rate Margin shall revert to the Applicable Margin set forth in the chart above. For the avoidance of doubt, as to any of the Loans and other Obligations that were at any time outstanding during the period from the Closing Date through and including the date immediately prior to the Amendment No. 3 Effective Date, the Applicable Margin shall be as set forth in this Agreement as amended through Amendment No. 2. On and after the Amendment No. 3 Effective Date, any such Loans and other Obligations outstanding on the date immediately prior to the Amendment No. 3 Effective Date shall bear interest at the interest rate set forth in this definition and the other provisions set forth in this Agreement.

6 7490664.6 “Applicable NOLV Percentage” means 85%; provided, that, during the Seasonal Period, the Applicable NOLV Percentage means 95% so long as (a) the Value of Eligible Inventory does not exceed 75% of cost, (b) no Event of Default exists or has occurred and is continuing, and (c) the amount of additional Revolving Loans made based on the increase in the Applicable NOLV Percentage during the Seasonal Period shall not exceed $35,000,000, and in any event shall not exceed, together with all other Revolving Loans with respect to Eligible Inventory, the Inventory Loan Amount (including the $60,000,000 sublimit). “Applicable Unused Line Fee Percentage” means, as of any date of determination, 0.20%. “Application Event” means the occurrence of (a) a failure by Borrowers to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default has occurred and is continuing and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(iii) of this Agreement. “Assignee” has the meaning specified therefor in Section 13.1(a) of this Agreement. “Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1 to this Agreement. “Authorized Person” means any one of the individuals identified as an officer of a Borrower on Schedule A-2 to this Agreement (as updated from time to time by written notice from the Administrative Borrower to Agent), or any other individual identified by Administrative Borrower as an authorized person and authenticated through Agent’s electronic platform or portal in accordance with its procedures for such authentication. “Availability” means, as of any date of determination, the amount that Borrowers are entitled to borrow as Revolving Loans under Section 2.1 of this Agreement (after giving effect to the then outstanding Revolver Usage). “Available Revolver Increase Amount” means, as of any date of determination, an amount equal to the result of (a) $150,000,000, minus (b) the aggregate principal amount of Increases to the Revolver Commitments previously made pursuant to Section 2.14 of this Agreement. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (a ) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.12(d)(iii)(D). “Average Excess Availability” means, with respect to any period, the sum of the aggregate amount of Excess Availability for each day in such period (as calculated by Agent as of the end of each respective day) divided by the number of days in such period. “Average Revolver Usage” means, with respect to any period, the sum of the aggregate amount of Revolver Usage for each day in such period (calculated as of the end of each respective day) divided by the number of days in such period.

7 7490664.6 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part 1 of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other Insolvency Proceeding). “Bank Product” means any one or more of the following financial products or accommodations extended to any Loan Party or any of its Subsidiaries by a Bank Product Provider: (a) credit cards (including commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”)), (b) payment card processing services, (c) debit cards, (d) stored value cards, (e) Cash Management Services, or (f) transactions under Hedge Agreements. “Bank Product Agreements” means those agreements entered into from time to time by any Loan Party or its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products. “Bank Product Collateralization” means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers (other than the Hedge Providers) in an amount determined by Agent in its Permitted Discretion as sufficient to satisfy the reasonably estimated credit exposure, operational risk or processing risk with respect to the then existing Bank Product Obligations (other than Hedge Obligations). “Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by each Loan Party and its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, the bank product debt of Bank of America, N. A. constituting Permitted Surviving Debt disclosed to Agent on the Closing Date, (b) all Hedge Obligations, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to a Loan Party or its Subsidiaries. “Bank Product Provider” means any Lender or any of its Affiliates, including each of the foregoing in its capacity, if applicable, as a Hedge Provider; provided, that no such Person (other than Wells Fargo or its Affiliates) shall constitute a Bank Product Provider with respect to a Bank Product unless and until Agent receives a Bank Product Provider Agreement from such Person (a) on or prior to the Closing Date (or, in the case of either (i) Bank of America, N.A. with respect to Bank Products being provided to any Cedar Creek Acquired Company, within 10 Business Days after the Closing Date, or (ii) any other Bank Product Provider, to such later date as Agent shall agree to in writing in its sole discretion) with respect to Bank Products provided on or prior to the Closing Date or (b) on or prior to the date that is 10 Business Days after the provision of such Bank Product to a Loan Party or its Subsidiaries (or such later date as Agent shall agree to in writing in its sole discretion) with respect to Bank Products provided after the Closing Date; provided further, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on

8 7490664.6 which it so ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers and the obligations with respect to Bank Products provided by such former Lender or any of its Affiliates shall no longer constitute Bank Product Obligations. “Bank Product Provider Agreement” means an agreement in substantially the form attached hereto as Exhibit B-2 to this Agreement, in form and substance satisfactory to Agent, duly executed by the applicable Bank Product Provider, the applicable Loan Parties, and Agent. “Bank Product Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate to establish (based upon the Agent’s determination, in its Permitted Discretion, of the liabilities and obligations of each Loan Party and its Subsidiaries in respect of Bank Product Obligations) in respect of Bank Products then provided or outstanding. “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. “Base Rate” means, for any day, the greatest of (a) the Floor, (b) the Federal Funds Rate in effect on such day plus ½%, (c) Term SOFR for a one month tenor in effect on such day, plus 1%, provided that this clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable, and (d) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate” in effect on such day, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate. “Base Rate Loan” means each portion of the Revolving Loans that bears interest at a rate determined by reference to the Base Rate. “Base Rate Margin” means the Revolving Loan Base Rate Margin. “Benchmark” means, initially, the Term SOFR Reference Rate; provided, that, if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then- current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(d)(iii)(A). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Agent and Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided, that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and Administrative Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for

9 7490664.6 calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that, such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)

10 7490664.6 announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if the then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(d)(iii) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(d)(iii). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which any Loan Party or any of its Subsidiaries or ERISA Affiliates is an “employer” (as defined in Section 3(5) of ERISA). “BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower” and “Borrowers” means (a) the respective meanings specified therefor in the preamble to this Agreement and (b) those additional entities that hereafter become parties hereto as Borrowers in accordance with the terms hereof by executing the form of Joinder attached hereto as Exhibit J-1. “Borrower Materials” has the meaning specified therefor in Section 17.9(c) of this Agreement. “Borrowing” means a borrowing consisting of Revolving Loans made on the same day by the Lenders (or Agent on behalf thereof), or by Agent in the case of an Extraordinary Advance.

11 7490664.6 “Borrowing Base” means, as of any date of determination, the result of: (a) 87.5% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve, plus (b) the amount equal to the lesser of: (i) sum of: (A) the lesser: (1) 70% (or 75% during the Seasonal Period) of the Value of Eligible Inventory and (2) the Applicable NOLV Percentage multiplied by the sum of the Net Orderly Liquidation Value of Eligible Inventory, plus (B) the lesser: (1) 70% (or 75% during the Seasonal Period) of the Value of Eligible Domestic In-Transit Inventory and (2) the Applicable NOLV Percentage multiplied by the sum of the Net Orderly Liquidation Value of Eligible Domestic In-Transit Inventory, plus (C) the lesser: (1) 70% (or 75% during the Seasonal Period) of the Value of Eligible International In-Transit Inventory and (2) the Applicable NOLV Percentage multiplied by the sum of the Net Orderly Liquidation Value of Eligible International In-Transit Inventory, plus (D) the lesser: (1) 70% (or 75% during the Seasonal Period) of the Value of Eligible Re-Load Inventory and (2) the Applicable NOLV Percentage multiplied by the sum of the Net Orderly Liquidation Value of Eligible Re-Load Inventory; and (ii) the Inventory Loan Amount, plus (c) the amount equal to the Acquired Asset Borrowing Base, minus (d) the aggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement. “Borrowing Base Certificate” means a certificate in the form of Exhibit B-1 to this Agreement. “Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed. “Capital Expenditures” means, with respect to any Person for any period, the amount of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, but excluding, without duplication (a) with respect to the purchase price of assets that are purchased substantially contemporaneously with the trade-in of existing assets during such period, the amount that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the assets being traded in at such time, (b) expenditures made during such period to consummate one or more Permitted Acquisitions, (c) expenditures made during such period to the extent made with the identifiable proceeds of an equity investment in a Loan Party or any of its Subsidiaries by Parent which equity investment is made substantially contemporaneously with the making of the expenditure, and (d) expenditures during such period that, pursuant to a written agreement, are reimbursed by a third Person (excluding any Loan Party or any of its Affiliates).

12 7490664.6 “Capital Lease” means, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee which in accordance with GAAP, is or is required to be reflected as a capital lease on the balance sheet of such Person; provided, that, for purposes of calculations made pursuant to the definitions of Permitted Purchase Money Indebtedness and the Net Secured Leverage Ratio, any lease that (a) involves (i) a SPE Property that was previously leased by a Borrower or its Subsidiaries pursuant to the SPE Master Lease or any other lease between a SPE Propco and a Borrower or its Subsidiaries, or (ii) any Real Property and (b) that arises out of a sale and leaseback transaction, shall be classified as an operating lease notwithstanding any accounting treatment that may be required under GAAP. “Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP. “Cash Dominion Event” means at any time (a) Excess Availability is less than the greater of (i) $62,500,000, and (ii) the amount equal to 12.5% of the Line Cap for five consecutive Business Days, (b) Excess Availability is less than the greater of (i) $50,000,000 and (ii) 10% of the Line Cap, or (c) an Event of Default exists or has occurred and is continuing; provided, that, (i) if a Cash Dominion Event has occurred due to clause (a) or (b) of this definition, if Excess Availability is greater than 12.5% of the Line Cap for at least 30 consecutive days and no Event of Default exists or has occurred and is continuing, the Cash Dominion Event shall no longer be deemed to exist or be continuing until such time as Excess Availability may again be less than the amount in clause (a) or (b) of this definition, as the case may be, and (ii) if a Cash Dominion Event has occurred due to clause (c) of this definition, if such Event of Default is cured or waived or otherwise no longer exists, the Cash Dominion Event shall no longer be deemed to exist or be continuing. “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $1,000,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or of any recognized securities dealer having combined capital and surplus of not less than $1,000,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

13 7490664.6 “Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e- payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements. “Cedar Creek Acquired Company” means collectively, (a) Cedar Creek Holdings, as successor to Panther Merger Sub pursuant to the Cedar Creek Merger, and (b) and each of its Subsidiaries. “Cedar Creek Acquisition” means the acquisition by BlueLinx of the Cedar Creek Acquired Company pursuant to the Cedar Creek Merger, after which BlueLinx will own 100% of the Equity Interests of Cedar Creek Holdings, all in accordance with the Cedar Creek Acquisition Agreement and the other Cedar Creek Acquisition Documents. “Cedar Creek Acquisition Agreement” means the Agreement and Plan of Merger, dated as of March 9, 2018, by and among BlueLinx, Panther Merger Sub, Cedar Creek Holdings and Stockholder Representative, including all schedules, exhibits and annexes thereto, as the same may be amended, modified, supplemented or waived, in each case in a manner that is not materially adverse to the Lenders. “Cedar Creek Acquisition Agreement Representations” means the representations and warranties made by or on behalf of the Cedar Creek Acquired Company in the Cedar Creek Acquisition Agreement as are material to the interests of Agent, Joint Lead Arrangers or Lenders (in their capacities as such), but only to the extent that Parent or any of its Subsidiaries or Affiliates have the right (determined without regard to any notice requirement) to terminate its obligations (or to not consummate the Cedar Creek Acquisition) under the Cedar Creek Acquisition Agreement as a result of a failure of any of such representations and warranties to be true and correct. “Cedar Creek Acquisition Documents” means, collectively, (a) the Cedar Creek Acquisition Agreement, (b) the Cedar Creek Merger Certificate and (c) all other agreements, documents and instruments entered into in connection with any of the foregoing in clauses (a) or (b) (excluding, in any event, the Loan Documents), each, pursuant to this clause (c), as amended, supplemented or otherwise modified from time to time in accordance with this Agreement. “Cedar Creek Acquisition Material Adverse Effect” means any event, occurrence, fact, condition, circumstance, development, change or effect that, individually or in the aggregate, (a) would, or would reasonably be expected to, materially impair the ability of the Cedar Creek Acquired Company to consummate the Transactions or (b) has had, or would reasonably be expected to have, a material adverse effect upon the results of operations, financial condition or business of the Cedar Creek Acquired Company and its subsidiaries, taken as a whole, and, solely for purposes of clause (b), (i) events, occurrences, facts, conditions, circumstances, developments, changes or effects resulting from or relating to (A) applicable economic or market conditions affecting the U.S. generally or affecting the industry or markets in which the Cedar Creek Acquired Company and its subsidiaries operates, (B) any change or proposed change in GAAP or other accounting requirements or principles, any change or proposed change in applicable laws or the interpretation thereof, or any change in government policy (however effected), (C) any national or international political or social conditions, including the engagement by the U.S. in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or escalation of any military or terrorist attack, (D) pandemics, earthquakes, hurricanes, tornados or other natural disasters, (E) general financial, banking, securities or capital market conditions, including interest rates or market prices, or changes therein, (F) the execution, announcement or the

14 7490664.6 taking of any actions expressly required by this Agreement, except in each case of clauses (A) through (E) to the extent disproportionally affecting the Cedar Creek Acquired Company and its subsidiaries relative to similarly situated businesses in the industry or (ii) the failure to meet any internal or published projections, forecasts for any period, provided, that the underlying causes of such failure may be considered in determining whether a Material Adverse Effect is present. “Cedar Creek Acquisition Specified Representations” means the representations and warranties set forth in Sections 4.1(a), 4.2(a), 4.2(b) (solely as it relates to the Governing Documents of Parent and its Subsidiaries), 4.4(a), 4.13, 4.16, 4.17 (solely as it relates to the Investment Company Act of 1940, as amended), 4.18, the representations and warranties as to the solvency of Parent and its Subsidiaries after giving effect to the Transactions as set forth in the Closing Date Solvency Certificate, and Section 3 of the Guaranty and Collateral Agreement as it relates to the creation, validity, priority (subject to Permitted Liens) of the security interests granted in the Collateral, and as to perfection only to the extent required by Schedule 3.1(m)(i) and (ii)(A) attached to this Agreement. “Cedar Creek Holdings” shall have the meaning specified therefor in the preamble to this Agreement. “Cedar Creek Merger” means the merger of Panther Merger Sub with and into Cedar Creek Holdings, with Cedar Creek Holdings as the surviving corporation pursuant to the Cedar Creek Acquisition Agreement and the Cedar Creek Merger Certificate. “Cedar Creek Merger Certificate” means the Certificate of Merger of Panther Sub, Inc., a Delaware corporation, with and into Cedar Creek Holdings, Inc., a Delaware corporation, dated as of the Closing Date, as filed with the Delaware Secretary of State. “CFC” means a controlled foreign corporation (as that term is defined in the IRC) in which any Loan Party is a “United States shareholder” within the meaning of Section 951(b) of the IRC. “CFC Holdco” means any direct or indirect Domestic Subsidiary that holds no material assets other than the equity (or equity and Indebtedness) of one or more direct or indirect Foreign Subsidiaries that are CFCs or other CFC Holdcos. “Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, (c) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or (d) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided, that, notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

15 7490664.6 “Change of Control” means that: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of Equity Interests of Parent (or other securities convertible into such Equity Interests) representing 35% or more of the combined voting power of all Equity Interests of Parent entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Parent, (b) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Parent or control over the Equity Interests of such Person entitled to vote for members of the Board of Directors of Parent on a fully-diluted basis (and taking into account all such Equity Interests that such Person or group has the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such Equity Interests, (c) during any period of 24 consecutive months commencing on or after the Closing Date, the occurrence of a change in the composition of the Board of Directors of Parent such that a majority of the members of such Board of Directors are not Continuing Directors, (d) Parent fails to own and control, directly or indirectly, 100% of the Equity Interests of any Borrower or Guarantor, or (e) any “change of control” or similar event under any indenture, instrument or other document governing any Indebtedness in excess of $100,000,000 (such Indebtedness being referred to in this clause (e) as “Material Indebtedness”) shall occur (other than, in the case of any Material Indebtedness, any “change of control” or similar event that does not give rise to a default, event of default, right of termination, right of redemption or similar right or circumstance under such Material Indebtedness or otherwise provide any holder of such Material Indebtedness with any increased economic or remedial rights). “Closing Date” means April 13, 2018. “Closing Date Solvency Certificate” means a solvency certificate in the form of Exhibit S-1 to this Agreement. “Code” means the New York Uniform Commercial Code, as in effect from time to time. “Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Loan Party or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents. “Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any Qualified Bailee, including any lessor, warehouseman, processor, consignee, mortgagee, or other Person in possession of, having a Lien upon, or having rights or interests in any Loan Party’s or its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent. “Collateral Assignment of Acquisition Agreements” means the Collateral Assignment of Acquisition Agreements, dated of even date herewith, by BlueLinx in favor of Agent with respect to the Cedar Creek Acquisition Documents, as acknowledged by Stockholder Representative.

16 7490664.6 “Collections” means, all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds and tax refunds). “Commitment” means, with respect to each Lender, its Revolver Commitment and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 to this Agreement delivered by the chief financial officer or treasurer of Administrative Borrower to Agent. “Confidential Information” has the meaning specified therefor in Section 17.9(a) of this Agreement. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12(b)(ii) and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated Total Assets” means, as of any date of determination, all assets of Parent and its Subsidiaries that would, in accordance with GAAP, be classified as assets on a “consolidated” balance sheet of Parent and its Subsidiaries. The reference to “consolidated” in this definition means, with respect to financial statements or financial statement items of any Person, on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors. “Control Agreement” means a control agreement, in form and substance satisfactory to Agent in its Permitted Discretion, executed and delivered by a Loan Party or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

17 7490664.6 “Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified therefor in Section 17.18 of this Agreement. “Credit Card Agreements” means all agreements now or hereafter entered into by any Borrower or for the benefit of any Borrower, in each case with any Credit Card Issuer or any Credit Card Processor with respect to sales transactions involving credit card or debit card purchases. “Credit Card Issuer” means any person (other than a Loan Party) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through World Financial Network National Bank, MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards acceptable to Agent. “Credit Card Notifications” means, collectively, the credit card notifications to the Credit Card Issuer or Credit Card Processor, as the case may be, in form and substance satisfactory to Agent in its Permitted Discretion. “Credit Card Processor” means any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer. “Credit Card Receivables” means amounts, together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such Credit Card Issuer or processed by such Credit Card Processor (including, without limitation, electronic benefits transfers) in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business. “Credit Facility” means, collectively, the Revolving Loans, Letters of Credit and other loans, advances and accommodations provided for under this Agreement. “Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

18 7490664.6 “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Agent and Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, Issuing Bank, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified any Borrower, Agent or Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default or Event of Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Agent or Administrative Borrower, to confirm in writing to Agent and Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Agent and Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of any Insolvency Proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Administrative Borrower, Issuing Bank, and each Lender. “Defaulting Lender Rate” means (a) for the first three days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Revolving Loans that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto). “Deposit Account” means any deposit account (as that term is defined in the Code). “Designated Account” means the Deposit Account of Administrative Borrower identified on Schedule D-1 to this Agreement (or such other Deposit Account of Administrative Borrower located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent). “Designated Account Bank” has the meaning specified therefor in Schedule D-1 to this Agreement (or such other bank that is located within the United States that has been designated as such, in writing, by Borrowers to Agent). “Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior six months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period.

19 7490664.6 “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by one percentage point for each percentage point (or fraction thereof) by which Dilution exceeds 3%. “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition (a) matures or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provide for the scheduled payments of dividends in cash, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 180 days after the Maturity Date. “Dollars” or “$” means United States dollars. “Domestic Subsidiary” means any Subsidiary of any Loan Party that is not a Foreign Subsidiary. “Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer generated communication. “EBITDA” means, as of any date of determination, with respect to Parent and its Subsidiaries and with respect to any Measurement Period, an amount equal to: (a) Net Income for such period, plus to the extent reducing Net Income for such period (other than in the case of clause (xiv) and the proviso below), the sum, without duplication, of amounts for (i) depreciation, amortization (including amortization of goodwill and intangibles and amortization and write-off of financing costs) and other non-cash charges and non-cash expenses (including, but not limited to, imputed interest and deferred compensation) for such period, all in accordance with GAAP, plus (ii) Interest Expense for such period, plus (iii) charges for Federal, State, local and foreign income taxes (including penalties and interest, if any) for such period, plus (iv) any ordinary course customary transaction fees, expenses or charges related to any asset disposition, issuance of equity, indebtedness or investment (whether or not consummated or incurred), plus (v) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness, plus (vi) payments by (or allocations to) the Acquired Company for shared services, corporate overhead and related expenses paid to Charlesbank Capital Partners, LLC or its affiliates in an amount not to exceed $1,000,000 in the aggregate for all Measurement Periods, plus (vii) noncash compensation expense, or other non-cash expenses or charges, arising from the granting of stock options, stock appreciation rights or similar equity arrangements for such period, plus (viii) non-cash exchange, translation, or performance losses relating to any hedging transactions or foreign currency fluctuations for such period, plus (ix) any non-cash loss attributable to the write-down of any asset for such period (other than accounts receivable and inventory), plus (x) Transaction Costs paid prior to December 31, 2018; provided, that, the aggregate amount of Transaction Costs added to EBITDA under this clause (x) for all such periods after the Closing Date shall not exceed $20,000,000, plus (xi) fees, costs and expenses (to the extent not capitalized) related to any amendments, waivers, restatements, supplements or modifications to the Loan Documents or the Term Loan Facility after the Closing Date for such period, plus (xii) proceeds actually received from business

20 7490664.6 interruption insurance, solely to the extent not included in determining consolidated net earnings, for such period, plus (xiii) expenses, charges and payments that are covered by indemnification, reimbursement, guaranty or purchase price adjustment provisions in any agreement entered into by Parent or any of its Subsidiaries to the extent such expenses, charges and payments have been reimbursed pursuant to the applicable indemnity, guaranty or acquisition agreement during such period, plus (xiv) all integration charges, payments, expenses and reserves associated with the Acquisition (including retention, severance, performance bonuses, relocation of facilities and employees, hiring, training, IT integration, dedicated employee integration, third party integration support, compliance with the requirements of the Sarbanes- Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, accounting integration costs, additional public company expenses, lease breakage, discontinuation of product lines, facility closures and consolidations, and travel and entertainment) that were actually incurred or expended prior to June 30, 2020 in a cumulative amount not to exceed $52,500,000 for all periods; minus (b) the sum, without duplication, of amounts for (i) any non-cash gains (including non- cash gains from sales of real estate) for such period, plus (ii) non-cash exchange, translation, or performance gains increasing Net Income for such period relating to any hedging transactions or foreign currency fluctuations for such period, plus (iii) without duplication of any payment already reducing Net Income, any cash payments made during such period in respect of Real Property Capital Leases (other than such cash payments that are included in EBITDA as an interest expense or otherwise added back pursuant to clause (a) above); provided, that, solely for purposes of calculating EBITDA used in the calculation of the “Leverage Ratio”, there will be an additional addback to Net Income equal to the pro forma “run rate” cost savings, operating expense reductions and synergies as a result of actions taken or to be taken on or prior to June 30, 2020, and in each case prior to or during such period (it being understood that “run-rate” means the full recurring benefit for a period that is associated with any action taken or committed to be taken) that are reasonably identifiable, factually supportable and projected by Borrowers in good faith to be reasonably expected to be realized within twenty-four (24) months after the consummation of any operational change, as applicable, and provided, that (i) a duly completed certificate signed by an officer of Parent shall be delivered to Agent together with the applicable Compliance Certificate, certifying that such cost savings are reasonably anticipated to be realized as provided above and are factually supportable as determined in good faith by Parent, (ii) no cost savings shall be added pursuant to this proviso to the extent duplicative of any expenses or charges otherwise added to Net Income, whether through a pro forma adjustment or otherwise, for such period, and (iii) projected amounts (not yet realized) may no longer be added in calculating EBITDA to the extent occurring more than eight full fiscal quarters after the specified action taken in order to realize such projected cost savings. For the purposes of calculating EBITDA for any period of 12 consecutive months (each, a “Measurement Period”), if at any time during such Measurement Period (and on or after the Closing Date), any Loan Party or any of its Subsidiaries shall have made a Permitted Acquisition or Permitted Disposition, EBITDA for such Measurement Period shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition or Permitted Disposition, are factually supportable, and are expected to have a continuing impact, determined on a basis consistent with Article 11 of Regulation S X promulgated under the Securities Act and as interpreted by the staff of the SEC) or in such other manner acceptable to Agent as if any such Permitted Acquisition or adjustment occurred on the first day of such Measurement Period. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member

21 7490664.6 Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Accounts” means an Account that constitutes a bona fide payment obligation of an Account Debtor created by a Borrower in the ordinary course of its business, that arise out of such Borrower’s sale of goods or rendition of services that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. Eligible Accounts shall not include the following: (a) Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or 60 days of due date, (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above, (c) Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower, (d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional, except as to bill and hold invoices, if Agent shall have received an agreement in writing from the Account Debtor, in form and substance reasonably satisfactory to Agent, confirming the unconditional obligation of the Account Debtor to take the goods related thereto and pay such invoice, (e) Accounts that are not payable in Dollars, (f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or Canada or any state or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and, if requested by Agent, is directly drawable by Agent, (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent, or (C) such Account is otherwise acceptable in all respects to Agent (subject to such lending formula with respect thereto as Agent may determine) (g) Accounts with respect to which the Account Debtor is (i) the United States or any department, agency, or instrumentality of the United States (other than Accounts with respect to which such Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), (ii) any state of the United States or any other Governmental Authority (other than Accounts with respect to which such Borrower has complied, to the reasonable satisfaction of Agent, of such applicable state assignment of claims act), or (iii) Her Majesty in right of Canada or any Provincial or local Governmental Authority, or any Ministry thereof (other than Accounts with respect to which

22 7490664.6 such Borrower has assigned its rights to payment of such Account to Agent pursuant to, and in accordance with, the Financial Administration Act, R.S.C. 185, C.F.-11, as amended, or any similar applicable Provincial or local law regulation or requirement has been complied with in a manner reasonably satisfactory to Agent), (h) Accounts with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute, (i) Accounts with respect to an Account Debtor whose Eligible Accounts owing to Borrowers exceed 15% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit, (j) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor, (k) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition, (l) Accounts that are not subject to a valid and perfected first priority Agent’s Lien, (m) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, (n) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, (o) Accounts (i) that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, or (ii) that represent credit card sales in excess of $2,500,000 at any one time outstanding, unless the criteria for Eligible Credit Card Receivables has been satisfied; or (p) Accounts owned by a target acquired in connection with a Permitted Acquisition or Permitted Investment, or Accounts owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of a field examination with respect to such Accounts, in each case, satisfactory to Agent in its Permitted Discretion. The criteria for Eligible Accounts set forth above may only be changed and any new criteria for Eligible Accounts may only be established by Agent in its Permitted Discretion and based on either: (x) an event, condition or other circumstance arising after the Closing Date, or (y) an event, condition or other circumstance existing on the Closing Date to the extent Agent has no written notice thereof from a Borrower or other actual knowledge prior to the Closing Date, in either case under clause (x) or (y) which adversely affects or could reasonably be expected to adversely affect the Accounts as determined by the

23 7490664.6 Agent in its Permitted Discretion. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral. “Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that at all times satisfies the criteria set forth below and which has been earned by performance and represents the bona fide amounts due to a Borrower from a Credit Card Processor and/or Credit Card Issuer, and in each case originated in the ordinary course of business of such Borrower. Without limiting the foregoing, in order to be an Eligible Credit Card Receivable, an Account shall indicate no Person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual fees, discounts, claims or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer, a Credit Card Processor, or Credit Card Issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable. Except as otherwise determined by Agent in its Permitted Discretion, Eligible Credit Card Receivables shall not include any Credit Card Receivable: (a) which is unpaid more than five Business Days after the date of determination of eligibility thereof; (b) where such Credit Card Receivable or the underlying contract contravenes any laws, rules or regulations applicable thereto, including, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy or any party to the underlying contract is in violation of any such laws, rules or regulations; (c) which is not a valid, legally enforceable obligation of the applicable Credit Card Issuer or Credit Card Processor with respect thereto; (d) as to which a Credit Card Notification has not been delivered to the Credit Card Issuer or Credit Card Processor; (e) which is disputed, is with recourse due to the creditworthiness of the cardholder, or with respect to which a claim, chargeback, offset, deduction or counterclaim, dispute or other defense has been asserted (to the extent of such claim, chargeback, offset, deduction or counterclaim, dispute or other defense); (f) that is not subject to a perfected first priority security interest in favor of Agent, or with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien, other than Liens granted to Agent and the Liens permitted under clauses (a) or (x) of the definition of Permitted Liens and any other Liens with respect thereto permitted under this Agreement that are subject to an intercreditor agreement, in form and substance satisfactory to Agent, between the holder of such Lien and Agent; (g) which does not constitute an “Account” or “Payment Intangible” (as each such term is defined in the UCC); (h) as to which the Credit Card Issuer or Credit Card Processor has asserted the right to require a Loan Party to repurchase such Credit Card Receivable from such Credit Card Issuer or Credit Card Processor;

24 7490664.6 (i) is due from a Credit Card Issuer or Credit Card Processor which is the subject of proceedings under an Insolvency Law; (j) which is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of Agent, and to the extent necessary or appropriate, endorsed to Agent; (k) which is payable in any currency other than Dollars; or (l) which Agent determines in its Permitted Discretion to be uncertain of collection. The criteria for Eligible Credit Card Receivables set forth above may only be changed and any new criteria for Eligible Credit Card Receivables may only be established by Agent in its Permitted Discretion and based on either: (x) an event, condition or other circumstance arising after the Closing Date, or (y) an event, condition or other circumstance existing on the Closing Date to the extent Agent has no written notice thereof from a Borrower or other actual knowledge prior to the Closing Date, in either case under clause (x) or (y) which adversely affects or could reasonably be expected to adversely affect the Credit Card Receivables as determined by the Agent in its Permitted Discretion. Any Credit Card Receivables which are not Eligible Credit Card Receivables shall nevertheless be part of the Collateral. “Eligible Domestic In-Transit Inventory” means, as to each Borrower, Inventory of such Borrower (other than Eligible International In-Transit Inventory or Eligible Re-Load Inventory) which is not located at premises listed on Schedule 4.25 but which: (a) would constitute Eligible Inventory but for the fact that such Inventory is not located at one of the locations listed on Schedule 4.25; (b) is either (i) in-transit between any of the locations listed on Schedule 4.25, or (ii) in transit from a domestic or Canadian vendor to such Borrower to one of the locations listed on Schedule 4.25, and (c) either (i) has been paid for by such Borrower, (ii) has been vouchered for payment on such Borrower’s accounts payable systems and is in fact paid in accordance with the agreed terms with the applicable supplier, or (iii) the vendor thereof has delivered a waiver, in form and substance reasonably satisfactory to Agent, of its reclamation and other rights with respect to such Inventory. The criteria for Eligible Domestic In-Transit Inventory set forth above may only be changed and any new criteria for Eligible Domestic In-Transit Inventory may only be established by Agent in its Permitted Discretion and based on either: (x) an event, condition or other circumstance arising after the Closing Date, or (y) an event, condition or other circumstance existing on the Closing Date to the extent Agent has no written notice thereof from a Borrower or other actual knowledge prior to the Closing Date, in either case under clause (x) or (y) which adversely affects or could reasonably be expected to adversely affect the Eligible Domestic In-Transit Inventory as determined by the Agent in its Permitted Discretion. Any Inventory which is not Eligible Domestic In-Transit Inventory shall nevertheless be part of the Collateral. “Eligible International In-Transit Inventory” means as to each Borrower, Inventory of such Borrower (other than Eligible Domestic In-Transit Inventory or Eligible Re-Load Inventory) which is not located at locations listed on Schedule 4.25 and is not located within the United States, but as to which,

25 7490664.6 (a) such Inventory would constitute Eligible Inventory, but for the fact that it is not located at a location listed on Schedule 4.25 and is not located within the United States. (b) title to such Inventory has passed to a Borrower as evidenced by either (i) the payment of such Inventory by such Borrower or (ii) a voucher for payment on such Borrower’s accounts payable systems and is in fact paid in accordance with the terms thereof, (c) such Inventory currently is in transit (whether by vessel, air, or land) from a location outside of the continental United States to a location listed on Schedule 4.25, (d) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its Permitted Discretion, and Agent shall have received a copy of the certificate of marine cargo insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Agent, (e) such Inventory either: (i) is the subject of a negotiable bill of lading governed by the laws of a state within the United States (x) that is consigned to Agent or one of its Freight Forwarders (either directly or by means of endorsements), (y) that was issued by the carrier (including a non-vessel operating common carrier) in possession of the Inventory that is subject to such bill of lading, and (z) that either is in the possession of Agent or a Freight Forwarder (in each case in the continental United States), or (ii) is the subject of a negotiable forwarder’s cargo receipt governed by the laws of a state within the United States and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or Agent, or their respective agents) and such negotiable cargo receipt on its face indicates the name of the Freight Forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multimodal transport operator, in any case respecting such Inventory (x) consigned to Agent or one of its Freight Forwarders that is handling the importing, shipping and delivery of such Inventory (either directly or by means of endorsements), (y) that was issued by a consolidator respecting the subject Inventory, and (z) that is in the possession of Agent or a Freight Forwarder (in each case in the continental United States), (f) such Inventory is in the possession of a common carrier (including on behalf of any non-vessel operating common carrier) that has issued the bill of lading or other document of title with respect thereto or the Freight Forwarder handling the importing, shipping and delivery of such Inventory; (g) the documents of title related thereto are subject to the valid and perfected first priority Lien of Agent; (h) Agent determines that such Inventory is not subject to (i) any Person’s right of reclamation, repudiation, stoppage in transit or diversion or (ii) any other right or claim of any other Person which is (or is capable of being) senior to, or pari passu with, the Lien of Agent or Agent determines that any Person’s right or claim impairs, or interferes with, directly or indirectly, the ability of Agent to realize on, or reduces the amount that Agent may realize from the sale or other disposition of such Inventory; and (i) such Inventory shall not have been in transit for more than 60 days.

26 7490664.6 The criteria for Eligible International In-Transit Inventory set forth above may only be changed and any new criteria for Eligible International In-Transit Inventory may only be established by Agent in its Permitted Discretion based on either: (x) an event, condition or other circumstance arising after the Closing Date, or (y) an event, condition or other circumstance existing on the Closing Date to the extent Agent has no written notice thereof from a Borrower or other actual knowledge prior to the Closing Date, in either case under clause (x) or (y) which adversely affects or could reasonably be expected to adversely affect the Eligible International In-Transit Inventory as determined by the Agent in its Permitted Discretion. Any Inventory which is not Eligible International In-Transit Inventory shall nevertheless be part of the Collateral. “Eligible In-Transit Inventory” means, collectively, Eligible Domestic In-Transit Inventory and Eligible International In-Transit Inventory. “Eligible Inventory” means Inventory of a Borrower consisting of finished goods held for resale in the ordinary course of business of a Borrower, that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In determining the amount to be so included, Inventory shall be valued based upon the Value of such Inventory. An item of Inventory shall not be included in Eligible Inventory if: (a) a Borrower does not have good, valid, and marketable title thereto, (b) a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower), (c) it is not located at one of the locations in the continental United States set forth on Schedule 4.25 to this Agreement (as such Schedule 4.25 may be amended from time to time in accordance with Section 5.14), (d) raw materials unless held for sale as finished goods in the ordinary course of such Borrower’s business; (e) work-in process unless held for sale as finished goods in the ordinary course of such Borrower’s business; (f) components which are not part of finished goods (unless held for sale as such by such Borrower in the ordinary course of its business); (g) spare parts for equipment (unless held for sale as such by such Borrower in the ordinary course of its business); (h) packaging and shipping materials; (i) supplies used or consumed in such Borrower’s business (unless also held for sale as such by such Borrower in the ordinary course of its business); (j) Inventory at premises other than those controlled by any Borrower and with respect to which a Collateral Access Agreement has been delivered to Agent (or Agent has established any applicable Inventory Reserves for rent payable with respect to such location);

27 7490664.6 (k) Inventory subject to a security interest or lien in favor of any person other than Agent except those security interests or liens permitted in this Agreement; (l) bill and hold goods; (m) Inventory which is not fit for sale in the ordinary course of such Borrower’s business or which is obsolete or slow moving; (n) Inventory which is not subject to the first priority, valid and perfected security interest of Agent, (o) returned, damaged and/or defective Inventory; (p) Inventory purchased or sold on consignment; provided, that, Inventory owned by such Borrower and held by Lowe’s or Home Depot on consignment may, subject to the other criteria set forth in this Agreement, be deemed Eligible Inventory so long as (i) such Person continues to be deemed creditworthy by Agent in good faith, (ii) such consigned Inventory is subject to an effective consignment agreement, pursuant to which, among other things, such Person acknowledges such Borrower’s ownership of such Inventory, acknowledges Agent’s liens on such Inventory, authorizes the filing of UCC financing statements naming such Person as consignee, such Borrower as consignor, and Agent as such Borrower’s assignee, Agent is permitted to access such Person’s premises for the purpose of removing, auditing or otherwise accessing such consigned Inventory, and which is otherwise in form and substance satisfactory to Agent, (iii) Agent has received evidence, in form and substance satisfactory to it, that a UCC financing statement regarding the consignment arrangement between such Person and such Borrower has been filed in the appropriate jurisdiction, and (iv) Agent has received UCC searches with respect to such Person from each jurisdiction in which such consigned Inventory is located and from the jurisdiction under whose laws such Person is organized; (q) Inventory located outside the United States of America, or (r) it was acquired in connection with a Permitted Acquisition or Permitted Investment, or such Inventory is owned by a Person that is joined to this Agreement as a Borrower pursuant to the provisions of this Agreement, until the completion of an Acceptable Appraisal of such Inventory and the completion of a field examination with respect to such Inventory that is satisfactory to Agent in its Permitted Discretion. The criteria for Eligible Inventory set forth above may only be changed and any new criteria for Eligible Inventory may only be established by Agent in its Permitted Discretion based on either: (x) an event, condition or other circumstance arising after the date hereof, or (y) an event, condition or other circumstance existing on the date hereof to the extent Agent has no written notice thereof from a Borrower or other actual knowledge prior to the date hereof, in either case under clause (x) or (y) which adversely affects or could reasonably be expected to adversely affect the Inventory as determined by the Agent in its Permitted Discretion. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral. “Eligible Re-Load Inventory” means, as to each Borrower, Inventory of such Borrower (other than Eligible Domestic In-Transit Inventory or Eligible International In-Transit Inventory) which is located at a domestic warehouse owned and operated by a Person who is not an Affiliate of such Borrower pursuant to a contract for storage and/or handling between such Borrower and such Person and with respect to which:

28 7490664.6 (a) such Inventory would constitute Eligible Inventory but for the fact that such Inventory is not located at a domestic facility operated by a Borrower; and (b) the Person owning and operating the facility at which such Inventory is located is a Qualified Bailee; provided, that, Inventory which would otherwise constitute Eligible Re-Load Inventory but for the fact that it is not located at a facility owned and operated by a Qualified Bailee may, subject to all other applicable eligibility criteria contained in this Agreement, constitute Eligible Re-Load Inventory if at least 2/3 of the total value of Eligible Re-Load Inventory is located at a facility owned and operated by a Qualified Bailee. The criteria for Eligible Re-Load Inventory set forth above may only be changed and any new criteria for Eligible Re-Load Inventory may only be established by Agent in its Permitted Discretion and based on either: (x) an event, condition or other circumstance arising after the Closing Date, or (y) an event, condition or other circumstance existing on the Closing Date to the extent Agent has no written notice thereof from a Borrower or other actual knowledge prior to the Closing Date, in either case under clause (x) or (y) which adversely affects or could reasonably be expected to adversely affect the Eligible Re-Load Inventory as determined by the Agent in its Permitted Discretion . Any Inventory which is not Eligible Re-Load Inventory shall nevertheless be part of the Collateral. “Eligible Transferee” means (a) any Lender (other than a Defaulting Lender), any Affiliate of any Lender and any Related Fund of any Lender; (b) (i) a commercial bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, and having total assets in excess of $1,000,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, that (A) (x) such bank is acting through a branch or agency located in the United States, or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (B) such bank has total assets in excess of $1,000,000,000; (c) any other entity (other than a natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, investment or mutual funds and lease financing companies, and having total assets in excess of $1,000,000,000; and (d) during the continuation of an Event of Default, any other Person approved by Agent. “Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest. “Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

29 7490664.6 “Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities. “Equipment” means equipment (as that term is defined in the Code). “Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act), but excluding any debt security that is exchangeable for or convertible into Equity Interests (that has not yet been exchanged or converted into Equity Interests). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto. “ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of any Loan Party or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which any Loan Party or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with any Loan Party or any of its Subsidiaries and whose employees are aggregated with the employees of such Loan Party or its Subsidiaries under IRC Section 414(o). “ERISA Event” means: (a) the occurrence of a “reportable event” described in Section 4043 of ERISA with respect to a Pension Plan for which the 30-day notice requirement has not been waived by applicable regulations issued by the PBGC, (b) the withdrawal of any Loan Party or ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC or any Pension Plan administrator or Multiemployer Plan administrator, (e) any other event or condition that would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, (f) the imposition of a Lien pursuant to the IRC or ERISA in connection with any Pension Plan or the existence of any facts or circumstances that could reasonably be expected to result in the imposition of a Lien, (g) the partial or complete withdrawal of any Loan Party or ERISA Affiliate from a Multiemployer Plan (other than any withdrawal that would not constitute an Event of Default under Section 8.12), (h) any event or condition that results in the insolvency of a Multiemployer Plan under ERISA, (i) any event or condition that results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate or to appoint a trustee to administer a Multiemployer Plan under ERISA, (j) any Pension Plan

30 7490664.6 being in “at risk status” within the meaning of IRC Section 430(i), (k) any Multiemployer Plan being in “endangered status” or “critical status” within the meaning of IRC Section 432(b) or the determination that any Multiemployer Plan is insolvent within the meaning of Title IV of ERISA, (l) with respect to any Pension Plan, any Loan Party or ERISA Affiliate incurring a substantial cessation of operations within the meaning of ERISA Section 4062(e), (m) an “accumulated funding deficiency” within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) or the failure of any Pension Plan or Multiemployer Plan to meet the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA), in each case, whether or not waived, other than the PBGC Funding Waiver Obligations, (n) the filing of an application for a waiver of the minimum funding standards within the meaning of the IRC or ERISA (including Section 412 of the IRC or Section 302 of ERISA) with respect to any Pension Plan or Multiemployer Plan, (o) the failure to make by its due date a required payment or contribution with respect to any Pension Plan or Multiemployer Plan that results in a liability to any Loan Party or ERISA Affiliate pursuant to Title IV of ERISA or pursuant to Section 401(a)(29) of the IRC. “Erroneous Payment” has the meaning specified therefor in Section 17.19 of this Agreement. “Erroneous Payment Deficiency Assignment” has the meaning specified therefor in Section 17.19 of this Agreement. “Erroneous Payment Impacted Loans” has the meaning specified therefor in Section 17.19 of this Agreement. “Erroneous Payment Return Deficiency” has the meaning specified therefor in Section 17.19 of this Agreement. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified therefor in Section 8 of this Agreement. “Excess Availability” means the amount, as determined by Agent in its Permitted Discretion, calculated at any time, equal to: (a) the lesser of: (i) the Borrowing Base and (ii) the Maximum Credit (when calculated after giving effect to any Reserves other than Reserves in respect of Letters of Credit), plus (b) the then available amount of all Qualified Cash minus (c) the sum of: (i) the amount of all then outstanding and unpaid Obligations (other than Bank Product Obligations), plus (ii) the amount of all Reserves then established in respect of Letters of Credit. “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time. “Excluded Subsidiary” means (a) SPE Propcos, (b) any Subsidiary of a Loan Party to the extent that the burden or cost (including any potential tax liability) of obtaining a guarantee outweighs the benefit afforded thereby as reasonably determined by Borrowers and Agent, (c) any CFC Holdco, (d) any Foreign Subsidiary of a Loan Party that is a CFC, or (e) any Domestic Subsidiary of a Loan Party that is a direct or indirect subsidiary of a Foreign Subsidiary that is a CFC. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of (including by virtue of the joint and several liability provisions of Section 2.15), or the grant by such Loan Party of a

31 7490664.6 security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Excluded Taxes” means (i) any tax imposed on the net income or net profits of any Lender or any Participant (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender or such Participant is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s or such Participant’s principal office or applicable lending office is located or as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under this Agreement or any other Loan Document), (ii) United States federal withholding taxes that would not have been imposed but for a Lender’s or a Participant’s failure to comply with the requirements of Section 16.2 of this Agreement, (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office, other than a designation made at the request of a Loan Party), except that Excluded Taxes shall not include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16.1 of this Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, treaty, order or other decision or other Change in Law with respect to any of the foregoing by any Governmental Authority, and (iv) any United States federal withholding taxes imposed under FATCA. “Existing Cedar Creek Loan Documents” means, collectively, (a) the Amended and Restated Loan and Security Agreement, dated as of June 24, 2016 (“Cedar Creek Loan Agreement”), among Cedar Creek LLC, certain of its subsidiaries and affiliates, the lenders party thereto, and Bank of America, N.A., as agent, as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, and (b) all Loan Documents (as defined in the Cedar Creek Loan Agreement), each as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date. “Existing Credit Agreement” means the Credit Agreement, dated October 10, 2017, by and among Agent, the lenders party thereto, Parent, Borrowers and Guarantors, as heretofore amended, modified and supplemented as in effect immediately prior to the Closing Date. “Existing Letters of Credit” means those letters of credit described on Schedule E-1 to this Agreement. “Existing Loan Documents” means the “Loan Documents” as defined in the Existing Credit Agreement, as heretofore amended, modified and supplemented as in effect immediately prior to the Closing Date.

32 7490664.6 “Extraordinary Advances” has the meaning specified therefor in Section 2.3(d)(iii) of this Agreement. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the IRC, and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith). “FCCR Compliance Period” means the period (a) commencing on any date on which Excess Availability is less than the greater of (i) $50,000,000 and (ii) the amount equal to 10% of the Line Cap and (b) ending on a subsequent date on which Excess Availability has been equal to or greater than the greater of (i) $50,000,000 or (ii) the amount equal to 10% of the Line Cap for 30 consecutive days. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “Fee Letter” means, collectively, (a) that certain fee letter, dated as of March 9, 2018, among Borrowers, Parent and Joint Lead Arrangers, (b) that certain fee letter, dated January 31, 2020, among Borrowers, Guarantors and Wells Fargo, and (c) that certain fee letter, dated July 8, 2021, among BlueLinx, Parent and Wells Fargo. “Fixed Charge Coverage Ratio” means, with respect to Parent and its Subsidiaries and with respect to any Measurement Period, the ratio, as of any date of determination, calculated either for the trailing twelve-month period ending on such date of determination for such Measurement Period, of (a) EBITDA minus Unfinanced Capital Expenditures made (to the extent not already incurred in a prior Measurement Period) or incurred during such Measurement Period, to (b) Fixed Charges for such Measurement Period. “Fixed Charges” means, with respect to Parent and its Subsidiaries and with respect to any Measurement Period as of any date of determination, the sum of (a) income taxes paid in cash during such period, (b) Interest Expense (other than interest paid in kind, amortization of financing fees and other non-cash interest) paid in cash during such period, (c) cash dividends or stock redemptions paid in cash during such period, and (d) scheduled principal payments on Indebtedness paid in cash (excluding any required payments from “excess cash flow”), including any scheduled principal payments on the Term Loan Facility or on any Permitted Mortgage Loan Financing, during such period (other than with respect to principal payments made on account of a revolving line of credit or payments with respect to any Permitted Mortgage Loan Financing using proceeds from the sale or sale-lease back of Real Property in accordance with clause (e) of the definition of Permitted Dispositions), and (e) to the extent not otherwise deducted from EBITDA for such period, all payments required to be made during such period in respect of the any funding deficiency or funding shortfall with respect to any Pension Plan or for any Withdrawal

33 7490664.6 Liability, including the PBGC Funding Waiver Obligations and any Permitted Multiemployer Withdrawal. “Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions. “Floor” means a rate of interest equal to -0-%. “Foreign Lender” means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30). “Foreign Subsidiary” means any direct or indirect subsidiary of any Loan Party that is organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia. “Freight Forwarders” means Qualified Bailees which are reasonably acceptable to Agent to handle the receipt of Inventory within the United States or to clear Inventory through the Bureau of Customs and Border Protection or other domestic or foreign export control authorities or otherwise perform port of entry services to process Inventory imported by a Borrower from outside the United States (such persons sometimes being referred to herein individually as a “Freight Forwarder”), provided, that, as to each such person, (a) Agent shall have received a freight forwarder agreement by such person in favor of Agent (in form and substance satisfactory to Agent in its Permitted Discretion) duly authorized, executed and delivered by such person, (b) such agreement shall be in full force and effect and (c) such person shall be in compliance in all material respects with the terms thereof. “Funded Indebtedness” means, as of any date of determination, all Indebtedness for borrowed money of Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, including, in any event, but without duplication, with respect to the Loan Parties and their Subsidiaries, the Revolver Usage and the amount of their Capitalized Lease Obligations, but excluding any obligations or indebtedness arising under operating leases notwithstanding any accounting treatment that may be required under GAAP; provided, that, Indebtedness under the Credit Facility will be calculated as the daily average balance of Revolving Loans outstanding under the Credit Facility for the last month of the quarter most recently ended; provided, further, that undrawn letters of credit (including all Letters of Credit) shall not constitute Funded Indebtedness for purposes of calculating the Leverage Ratio. “Funding Date” means the date on which a Borrowing occurs. “Funding Losses” has the meaning specified therefor in Section 2.12(b)(ii) of this Agreement. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, county, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity

34 7490664.6 exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor” means (a) each Person that guaranties all or a portion of the Obligations, including any Person that is a “Guarantor” under the Guaranty and Security Agreement, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of this Agreement. “Guaranty and Security Agreement” means the Amended and Restated Guaranty and Security Agreement, dated as of even date with this Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by each of the Loan Parties to Agent. “Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million. “Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code. “Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of each Loan Party and its Subsidiaries arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Hedge Providers. “Hedge Provider” means any Bank Product Provider that is a party to a Hedge Agreement with a Loan Party or its Subsidiaries or otherwise provides Bank Products under clause (f) of the definition thereof; provided, that if, at any time, a Lender ceases to be a Lender under this Agreement (prior to the payment in full of the Obligations), then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Hedge Providers and the obligations with respect to Hedge Agreements entered into with such former Lender or any of its Affiliates shall no longer constitute Hedge Obligations. “Immaterial Subsidiary” means a Subsidiary of a Loan Party that (i) owns less than 2.50% of the Consolidated Total Assets of the Loan Parties and their Subsidiaries, (ii) generates less than 2.50% of the EBITDA of the Loan Parties and their Subsidiaries, and (iii) is not the owner of Equity Interests of any Subsidiary of a Loan Party other than an Immaterial Subsidiary. “Increase” has the meaning specified therefor in Section 2.14. “Increase Effective Date” has the meaning specified therefor in Section 2.14. “Increase Joinder” has the meaning specified therefor in Section 2.14.

35 7490664.6 “Indebtedness” means, with respect to any Person (without duplication), (i) any indebtedness of such Person, whether or not contingent, (A) in respect of borrowed money; (B) evidenced by bonds, notes, debentures, loan agreements or similar instruments or letters of credit (or reimbursement agreements in respect thereof), banker’s acceptances, bank guarantees, surety bonds and similar instruments; (C) representing the balance deferred and unpaid of the purchase price of any property (which purchase price is due more than six months after the date of purchase thereof), including Capitalized Lease Obligations, except any such balance that constitutes an accrued expense or trade payable or similar obligation; or (D) representing any hedge obligations, if and to the extent any of the foregoing indebtedness (other than letters of credit and hedge obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP. “Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified Person” has the meaning specified therefor in Section 10.3 of this Agreement. “Indemnified Taxes” means, (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Insolvency Law” means any of (a) the Bankruptcy Code; and (b) the Bankruptcy and Insolvency Act (Canada); (c) the Companies Creditors’ Arrangement Act (Canada); (d) the Winding-Up and Restructuring Act (Canada); (e) corporate statutes, including the Canada Business Corporations Act (Canada) where such statute is used by a Person to propose an arrangement involving the compromise of the claims of creditors; and (e) any similar legislation in another jurisdiction, in each case as applicable and as in effect from time to time. “Insolvency Proceeding” means any proceeding commenced by or against any Person under any Insolvency Law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “Intercompany Subordination Agreement” means an intercompany subordination agreement, dated as of even date with this Agreement, executed and delivered by each Loan Party and their respective Subsidiaries and Agent, the form and substance of which is reasonably satisfactory to Agent. “Interest Expense” means, for any period, as to any Person and its Subsidiaries, all of the following as determined in accordance with GAAP, total interest expense, whether paid or accrued (including the interest component of Capital Leases for such period), including, without limitation, all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit, banker’s acceptances or similar instruments and all amounts paid or accrued in connection with hedging transactions, but excluding (a) amortization of discount and amortization of deferred financing fees and closing costs paid in cash in connection with the transactions contemplated hereby, (b) interest paid in property other than cash, (c) any other interest expense not payable in cash and (d) any amounts received in connection with hedging transactions. “Interest Period” means, with respect to any SOFR Loan, a period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Base Rate Loan to a SOFR Loan) and ending one (1), three (3) or six (6) months thereafter; provided, that (a)

36 7490664.6 interest shall accrue at the applicable rate based upon Adjusted Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is one (1), three (3) or six (6) months after the date on which the Interest Period began, as applicable, (d) Borrowers may not elect an Interest Period which will end after the Maturity Date and (e) no tenor that has been removed from this definition pursuant to Section 2.12(d)(iii)(D) shall be available for specification in any SOFR Notice or conversion or continuation notice. “Inventory” means inventory (as that term is defined in the Code). “Inventory Loan Amount” means $350,000,000 at all times; provided, that, Revolving Loans outstanding with respect to Eligible Domestic In-Transit Inventory, Eligible International In- Transit Inventory and Eligible Re-Load Inventory shall not in the aggregate at any one time exceed $60,000,000. “Inventory Reserves” means, as of any date of determination, (a) Landlord Reserves in respect of Inventory, (b) those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including reserves for slow moving Inventory and Inventory shrinkage) with respect to Eligible Inventory or the Maximum Revolver Amount, including based on the results of appraisals, and (c) with respect to Eligible In-Transit Inventory, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain with respect to Eligible In-Transit Inventory or the Maximum Revolver Amount (i) for the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of such Eligible In-Transit Inventory, plus (ii) for the estimated reclamation claims of unpaid sellers of such Eligible In-Transit Inventory. “Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, minus at Administrative Borrower’s option, all capital returned with respect to such Investment, in each case without any adjustment for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment. “IRC” means the Internal Revenue Code of 1986, as in effect from time to time. “IRS” means the Internal Revenue Service of the United States Department of the Treasury, and any successor or replacement service, governmental agency or other entity having the same or similar authority and responsibilities.

37 7490664.6 “ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any version or revision thereof accepted by the Issuing Bank for use. “Issuer Document” means, with respect to any Letter of Credit, a letter of credit application, a letter of credit agreement, or any other document, agreement or instrument entered into (or to be entered into) by a Borrower in favor of Issuing Bank and relating to such Letter of Credit. “Issuing Bank” means Wells Fargo, Bank of America, N.A. or any other Lender that, at the request of Borrowers and with the consent of Agent, agrees, in such Lender’s sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.11 of this Agreement, and Issuing Bank shall be a Lender. “Joinder” means a joinder agreement substantially in the form of Exhibit J-1 to this Agreement. “Joint Book Runners” has the meaning set forth in the preamble to this Agreement. “Joint Lead Arrangers” has the meaning set forth in the preamble to this Agreement. “Landlord Reserve” means, as to each location at which a Borrower has Inventory or books and records located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to 3 months’ rent, storage charges, fees or other amounts under the lease or other applicable agreement relative to such location or, if greater and Agent so elects, the number of months’ rent, storage charges, fess or other amounts for which the landlord, bailee, warehouseman or other property owner will have, under applicable law, a Lien in the Inventory of such Borrower to secure the payment of such amounts under the lease or other applicable agreement relative to such location. “Lender” has the meaning set forth in the preamble to this Agreement, shall include Issuing Bank, and shall also include any other Person made a party to this Agreement pursuant to the provisions of Section 13.1 of this Agreement and “Lenders” means each of the Lenders or any one or more of them. “Lender Group” means each of the Lenders (including Issuing Bank) and Agent, or any one or more of them. “Lender Group Expenses” means all (a) documented out-of-pocket costs or expenses (including taxes and insurance premiums) required to be paid by any Loan Party or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) documented out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with each Loan Party and its Subsidiaries under any of the Loan Documents, including, photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees, publication, and environmental audits, (c) Agent’s documented out-of-pocket fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, (d) Agent’s documented out-of-pocket fees and charges (as adjusted from time to time) with respect to the disbursement of funds (or the receipt of funds) to or for the account of any Borrower (whether by wire transfer or otherwise), together with any documented out-of- pocket costs and expenses incurred in connection therewith, (e) customary charges imposed or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (f) reasonable, documented out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in

38 7490664.6 gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) field examination, appraisal, and valuation fees and expenses of Agent related to any field examinations, appraisals, or valuation to the extent of the fees and charges (and up to the amount of any limitation) provided in Section 2.10 of this Agreement, (h) Agent’s and Lenders’ reasonable, documented costs and expenses (including reasonable and documented attorneys’ fees and expenses) relative to third party claims or any other lawsuit or adverse proceeding paid or incurred, whether in enforcing or defending the Loan Documents or otherwise in connection with the transactions contemplated by the Loan Documents, Agent’s Liens in and to the Collateral, or the Lender Group’s relationship with any Loan Party or any of its Subsidiaries, (i) Agent’s reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees and due diligence expenses) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including reasonable and documented costs and expenses relative to the rating of the CUSIP, DXSyndicate™, SyndTrak or other communication costs incurred in connection with a syndication of the loan facilities), or amending, waiving, or modifying the Loan Documents, (j) documented out-of-pocket fees, costs, and expenses incurred or charged by Issuing Bank in connection with the issuance, amendment, renewal, extension, or transfer of, or drawing under, any Letter of Credit or any demand for payment thereunder, (k) all documented out-of-pocket fees, costs, and expenses reimbursable or payable to Agent or the other members of the Lender Group hereunder or under the other Loan Documents, and (l) Agent’s and each Lender’s reasonable and documented costs and expenses (including reasonable and documented attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action with respect to the Collateral; provided, that the fees and expenses of counsel that shall constitute Lender Group Expenses shall in any event be limited to one primary counsel to Agent, one local counsel to Agent in each reasonably necessary jurisdiction, one specialty counsel to Agent in each reasonably necessary specialty area (including insolvency law). “Lender Group Representatives” has the meaning specified therefor in Section 17.9 of this Agreement. “Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents. “Letter of Credit” means a letter of credit (as that term is defined in the Code) issued by any Issuing Bank and shall include all Existing Letters of Credit. “Letter of Credit Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent (including that Agent has a first priority perfected Lien in such cash collateral), including provisions that specify that the Letter of Credit Fees and all commissions, fees, charges and expenses provided for in Section 2.11(k) of this Agreement (including any fronting fees) will continue to accrue while the Letters of Credit are outstanding) to be held by Agent for the benefit of the Revolving Lenders in an amount equal to 105% of the then existing Letter of Credit Usage, (b) delivering to Agent documentation executed by all beneficiaries under the Letters of Credit, in form and substance reasonably satisfactory to Agent and Issuing Bank, terminating all of such beneficiaries’ rights under the Letters of Credit, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to 105% of the then existing Letter of Credit Usage (it being understood

39 7490664.6 that the Letter of Credit Fee and all fronting fees set forth in this Agreement will continue to accrue while the Letters of Credit are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit). “Letter of Credit Disbursement” means a payment made by Issuing Bank pursuant to a Letter of Credit. “Letter of Credit Exposure” means, as of any date of determination with respect to any Lender, such Lender’s participation in the Letter of Credit Usage pursuant to Section 2.11(e) on such date. “Letter of Credit Fee” has the meaning specified therefor in Section 2.6(b) of this Agreement. “Letter of Credit Indemnified Costs” has the meaning specified therefor in Section 2.11(f) of this Agreement. “Letter of Credit Related Person” has the meaning specified therefor in Section 2.11(f) of this Agreement. “Letter of Credit Sublimit” means $30,000,000. “Letter of Credit Usage” means, as of any date of determination, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of outstanding reimbursement obligations with respect to Letters of Credit which remain unreimbursed or which have not been paid through a Revolving Loan. “Leverage Ratio” means, as of any date of determination the ratio of (a) the amount of the Funded Indebtedness (excluding Indebtedness in respect of Real Property Capital Leases) of Parent and its Subsidiaries as of such date minus Qualified Cash as of such date, to (b) the EBITDA of Parent and its Subsidiaries for the 4 consecutive fiscal quarter period ended as of such date. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Line Cap” means, as of any date of determination, the lesser of (a) the Maximum Credit, and (b) the Borrowing Base as of such date of determination. “Loan” means any Revolving Loan or Extraordinary Advance made (or to be made) hereunder. “Loan Account” has the meaning specified therefor in Section 2.9 of this Agreement. “Loan Documents” means this Agreement, the Control Agreements, any Borrowing Base Certificate, the Fee Letter, the Guaranty and Security Agreement, the Intercreditor Agreement, the Intercompany Subordination Agreement, any Issuer Documents, the Letters of Credit, the Loan Manager Side Letter, the Collateral Assignment of Acquisition Agreements, the Patent Security Agreement, the

40 7490664.6 Trademark Security Agreement, Copyright Security Agreement, the Motor Vehicle Collateral Agency Agreement, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any member of the Lender Group in connection with this Agreement (but specifically excluding Bank Product Agreements). “Loan Manager Side Letter” means that certain letter agreement between the Borrowers and Wells Fargo regarding the terms under which Wells Fargo will provide services to the Borrowers in respect of Wells Fargo’s proprietary automated loan management program. “Loan Party” means any Borrower or any Guarantor. “Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time. “Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of the Loan Parties and their Subsidiaries, taken as a whole, (b) a material impairment of the Loan Parties’ and their Subsidiaries’ ability to perform any obligation (other than an immaterial obligation) under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral (other than as a result of as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral. “Material Contract” means any written contract or other executed agreement (other than the Loan Documents) to which any Borrower or any Guarantor is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto would result in a Material Adverse Effect. “Maturity Date” means August 2, 2026. “Maximum Credit” means the Maximum Revolver Amount then in effect. “Maximum Revolver Amount” means $600,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of this Agreement and increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement. "Maximum Secured Debt Amount" means the amount equal to the greater of (a) $300,000,000 and (b) the maximum principal Indebtedness which may be incurred so long as, after giving effect to the incurrence of such Indebtedness, Parent and its Subsidiaries have a Net Secured Leverage Ratio of not greater than 3.75 to 1.00 calculated on a pro forma basis for the then most recently ended Measurement Period. “Measurement Period” has the meaning set forth in the definition of EBITDA. “Moody’s” has the meaning specified therefor in the definition of Cash Equivalents. “Motor Vehicle Collateral Agency Agreement” has the meaning specified therefor in the Guaranty and Security Agreement.

41 7490664.6 “Multiemployer Plan” means any multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA with respect to which any Loan Party or ERISA Affiliate has an obligation to contribute or has any liability, contingent or otherwise or could be assessed withdrawal liability assuming a complete withdrawal from any such multiemployer plan. “Net Cash Proceeds” means with respect to the issuance or incurrence of any Indebtedness by any Loan Party or any of its Subsidiaries, or the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Loan Party or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (a) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such issuance or incurrence, and (b) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such issuance or incurrence, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction. “Net Income” means, as of any date of determination, as determined in accordance with GAAP, when calculated for a specified period ending on such date of determination, the aggregate of the net income (loss) of Parent and its Subsidiaries, on a consolidated basis, for such period, but excluding to the extent included therein (a) any extraordinary or one-time gains or losses or non-recurring events, including, but not limited to, restructuring charges or non-recurring integration charges incurred other than as a result of the Cedar Creek Acquisition, (including severance costs, costs associated with office, facility and branch openings, closings and consolidations (in the case of openings, incurred in connection with acquisitions and investments), relocation costs, costs related to discontinuation of product lines), casualty losses, other acquisitions or divestiture related charges in an amount not to exceed $10,000,000 in any Measurement Period, (b) any non-cash charge, loss, gain, expense, write-up, write-down or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments), and (c) expenses, liabilities or gains related to the conversion or modification of various employee benefit programs, and non-cash compensation related expenses; provided, that (i) the net income of any Person that is not a wholly-owned Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to Parent and any wholly-owned Subsidiary of Parent; (ii) the cumulative effect of any change in accounting principles adopted by Parent and its Subsidiaries after the date hereof or any change in the accounting for sale leaseback transactions whether made prior or after the Closing Date shall be excluded; and (iii) the net income (if positive) of any wholly-owned Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned Subsidiary to Parent or to any other wholly- owned Subsidiary of Parent is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule of government regulation applicable to such wholly-owned Subsidiary shall be excluded. For the purpose of this definition, net income excludes any gain or loss, together with any related provision for taxes for such gain or loss realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including, without limitation, dispositions pursuant to sale and leaseback transactions), or of any Equity Interests of Parent and its Subsidiaries any net income realized as a result of changes in accounting principles or the application thereof to Parent and its Subsidiaries. “Net Orderly Liquidation Value” means, as of any date of determination, the net orderly liquidation percentage set forth in the most recent Acceptable Appraisal of each Borrower’s Inventory

42 7490664.6 provided to Agent pursuant to the terms of the Loan Documents times the Value of such Borrower’s Inventory. “Net Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) the sum of, without duplication, (A) the aggregate principal amount of the Revolving Loans outstanding as of the last day of the Measurement Period most recently ended as of such date and (B) the aggregate principal amount of Indebtedness of Parent and its Subsidiaries (inclusive of the principal amount of Indebtedness permitted under clause (t), clause (w) and clause (y) of the definition of Permitted Indebtedness) outstanding as of the last day of such Measurement Period that is then secured by Liens on either or both of any Collateral and Real Property minus (ii) without duplication, the Qualified Cash as of the last day of such Measurement Period, to (b) the EBITDA for such Measurement Period. “Newtown Premises” means the premises of BlueLinx Corporation located in Newtown, Connecticut that is the subject of the PBGC Newtown Mortgage. “Non-Consenting Lender” has the meaning specified therefor in Section 14.2(a) of this Agreement. “Non-Defaulting Lender” means each Lender other than a Defaulting Lender. “Non-Loan Party” means any Subsidiary of Parent that is not a Loan Party. “Obligations” means (a) all loans (including the Revolving Loans (inclusive of Extraordinary Advances)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Letters of Credit (irrespective of whether contingent), premiums, liabilities (including all amounts charged to the Loan Account pursuant to this Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, and all covenants and duties of any other kind and description owing by any Loan Party arising out of, under, pursuant to, in connection with, or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that any Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations; provided, that, anything to the contrary contained in the foregoing notwithstanding, the Obligations of any Loan Party shall exclude its Excluded Swap Obligation. Without limiting the generality of the foregoing, the Obligations of Borrowers under the Loan Documents include the obligation to pay (i) the principal of the Revolving Loans, (ii) interest accrued on the Revolving Loans, (iii) the amount necessary to reimburse Issuing Bank for amounts paid or payable pursuant to Letters of Credit, (iv) Letter of Credit commissions, fees (including fronting fees) and charges, (v) Lender Group Expenses, (vi) fees payable under this Agreement or any of the other Loan Documents, and (vii) indemnities and other amounts payable by any Loan Party under any Loan Document. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

43 7490664.6 “Originating Lender” has the meaning specified therefor in Section 13.1(e) of this Agreement. “Other Taxes” means all present or future stamp, court, excise, value added, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Overadvance” means, as of any date of determination, that the Revolver Usage is greater than any of the limitations set forth in Section 2.1 or Section 2.11 of this Agreement. “Panther Merger Sub” means Panther Merger Sub, Inc., a Delaware corporation, which shall merge with and into Cedar Creek Holdings, Inc. pursuant to the Cedar Creek Acquisition and the Cedar Creek Merger Certificate. “Payment Recipient” has the meaning specified therefor in Section 17.19 of this Agreement. “Parent” has the meaning specified therefor in the preamble to this Agreement. “Participant” has the meaning specified therefor in Section 13.1(e) of this Agreement. “Participant Register” has the meaning set forth in Section 13.1(i) of this Agreement. “Patent Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Patriot Act” has the meaning specified therefor in Section 4.13 of this Agreement. “Payment Conditions” means, at the time of determination with respect to a proposed payment to fund a Specified Transaction, that: (a) no Default or Event of Default then exists or would arise as a result of the consummation of such Specified Transaction, (b) either: (i) Average Excess Availability, (A) for the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (B) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than the greater of (1) 20% of the Line Cap and (2) $100,000,000, or (ii) both (A) the Fixed Charge Coverage Ratio of the Loan Parties and their Subsidiaries is equal to or greater than 1.00 to 1.00 for the trailing 12 month period most recently ended for which financial statements are required to have been delivered to Agent pursuant to Schedule 5.1 to this Agreement (calculated on a pro forma basis as if such proposed payment is a Fixed Charge made on the last day of such 12 month period (it being understood that such proposed payment shall also be a Fixed Charge made on the last day of such 12 month period for purposes of calculating the Fixed Charge Coverage Ratio under this clause (ii) for any subsequent proposed payment to fund a Specified

44 7490664.6 Transaction)), and (B) Average Excess Availability (1) for the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (2) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than the greater of (x) 15% of the Line Cap and (y) $75,000,000, and (c) Administrative Borrower has delivered a certificate to Agent certifying that all conditions described in clauses (a) and (b) above have been satisfied. “Payment Recipient” has the meaning specified therefor in Section 17.19(a) of this Agreement. “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “PBGC Escrow Account” means an account established to hold a portion of the sale proceeds from any disposition of the Newtown Premises in an amount equal to the remaining PBGC Funding Waiver Obligations at the time of such sale. “PBGC Escrow Agent” means a bank mutually acceptable to BlueLinx and the PBGC at which the PBGC Escrow Account shall be maintained pursuant to the PBGC Escrow Agreement. “PBGC Escrow Agreement” means the escrow agreement contemplated by the PBGC Newtown Mortgage in connection with the sale of Newtown Premises that would be entered into among BlueLinx, the PBGC and the PBGC Escrow Agent with respect to the PBGC Escrow Account. “PBGC Funding Waiver Documents” means, collectively (as the same now exist or may hereafter exist upon the execution and delivery thereof and may hereafter or thereafter, as the case may be, be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the PBGC Newtown Mortgage; (ii) the PBGC Funding Waiver Letter;(iii) the PBGC Escrow Agreement; and (iv) any agreement, document instrument executed and/or delivered by any Borrower or Guarantor in connection therewith. “PBGC Funding Waiver Letter” means the letter, dated May 8, 2014, issued by the IRS in favor of BlueLinx pursuant to which the IRS has granted the application of BlueLinx of a waiver of the minimum funding standards for the plan year ended December 31, 2012 required under the BlueLinx Plan, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced. “PBGC Funding Waiver Obligations” means the original amount of $3,744,250, consisting of the aggregate amount of the outstanding balance (and interest that has accrued and will accrue thereon) of the minimum funding standard for the plan year of the BlueLinx Plan as set forth in the PBGC Funding Waiver Letter. “PBGC Newtown Mortgage” means the Mortgage Deed, dated as of July 8, 2014, made by BlueLinx, as mortgagor, in favor of the PBGC, as mortgagee, with respect to the Newtown Premises, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to the provisions of Title IV or

45 7490664.6 Section 302 of ERISA or Sections 412 or 430 of the Code sponsored, maintained, or contributed to by any Loan Party or ERISA Affiliate or to which any Loan Party or ERISA Affiliate has any liability, contingent or otherwise. “Perfection Certificate” means a certificate in the form of Exhibit P-1 to this Agreement. “Permitted Acquisition” means any Acquisition so long as: (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition and the proposed Acquisition is consensual, (b) no Indebtedness will be incurred, assumed, or would exist with respect to any Loan Party or its Subsidiaries as a result of such Acquisition, other than Permitted Indebtedness, and no Liens will be incurred, assumed, or would exist with respect to the assets of any Loan Party or its Subsidiaries as a result of such Acquisition, other than Permitted Liens, (c) Borrowers have provided Agent with written confirmation that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period), the Loan Parties and their Subsidiaries and Parent and its Subsidiaries, as applicable, are projected to be in compliance with the Payment Conditions for each of the twelve fiscal months in the period ended one year after the proposed date of consummation of such proposed Acquisition, (d) Borrowers have provided Agent with written notice of the proposed Acquisition at least five Business Days prior to the anticipated closing date of the proposed Acquisition, copies of the acquisition agreement and other material documents relative to the proposed Acquisition, (e) the assets being acquired, or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries or a business reasonably related thereto, (f) if the Borrowers are requesting that the acquired assets be included in the Borrowing Base, then the inclusion of such assets being acquired shall be subject to the satisfaction of the eligibility criteria for Eligible Accounts, Eligible Inventory, Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory and Eligible Re-Load Inventory, as applicable, (g) the subject assets or Equity Interests, as applicable, are being acquired directly by a Borrower or one of its Subsidiaries that is a Loan Party, and, in the case of an acquisition of Equity Interests, the Person whose Equity Interests are acquired shall become a Loan Party and the applicable Loan Party shall have demonstrated to Agent that the new Loan Parties have received consideration sufficient to make the joinder documents binding and enforceable against such new Loan Parties (it being understood that such Loan Party shall comply with the requirements of Sections 5.10 and 5.11 of this Agreement applicable to such Acquisition within the time periods set forth in Sections 5.10 and 5.11), and (h) as of the date of any such acquisition and after giving effect thereto each of the Payment Conditions is satisfied; provided, that, so long as all of the consideration payable in respect of the Acquisitions is less than $50,000,000 for any single transaction in any fiscal year and $100,000,000 in the aggregate for all Acquisitions in such fiscal year, then instead of each of the Payment Conditions being satisfied, as of the date of such acquisition and after giving effect thereto, no Event of Default shall exists or have occurred and be continuing.

46 7490664.6 “Permitted Discretion” means, with reference to Agent, a determination made in good faith in the exercise of its reasonable business judgment based on how an asset-based lender with similar rights providing a credit facility of the type set forth in the Agreement would act in similar circumstances at the time with the information then available to it. “Permitted Dispositions” means: (a) sales, abandonment, leases, subleases or other dispositions of Equipment and Real Property that is substantially worn, damaged, or obsolete or no longer used or useful in the ordinary course of business of the Loan Parties and their Subsidiaries, (b) sales or other dispositions of Inventory to buyers in the ordinary course of business, (c) the disposition of assets other than Accounts, Inventory or worn-out or obsolete Equipment so long as (i) any proceeds are deposited to the Collection Account, and (ii) such sales do not involve assets having an aggregate fair market value in excess of $100,000,000 for all such assets disposed of in any fiscal year of Borrowers and Guarantors, (d) the issuance and sale by any Loan Party of Equity Interests (other than Disqualified Equity Interests) of such Loan Party so long as no Event of Default would occur as a result of such sale or issuance, (e) the sale and leaseback of Equipment and Real Property so long as (i) any proceeds are deposited to the Collection Account or used contemporaneously to repay any Permitted Indebtedness secured by such Equipment or Real Property to the extent permitted by Section 6.1, (ii) after the Closing Date, such sale and leaseback transactions do not involve Equipment or Real Property having an aggregate fair market value in excess of $200,000,000 for all such Equipment and Real Property sold and leased in such transactions during the term of this Agreement, and (iii) if any Eligible Inventory is maintained on such Real Property or such Equipment is used in connection with the Accounts or Inventory, Agent shall have received, in form and substance reasonably acceptable to Agent in its Permitted Discretion, a Collateral Access Agreement; (f) the licensing and sublicensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (g) the granting of Permitted Liens, (h) the sale, discount or other disposition, in each case without recourse, of accounts receivable (other than Eligible Accounts) arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (i) any involuntary loss, damage or destruction of property, (j) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (k) the leasing or subleasing of assets of any Loan Party or its Subsidiaries in the ordinary course of business and any extension, modification or termination of any existing leases pursuant to the terms of such leases,

47 7490664.6 (l) (i) the lapse of registered patents, trademarks, copyrights and other intellectual property of any Loan Party or any of its Subsidiaries to the extent not economically desirable in the conduct of its business, or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Lender Group, (m) the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement, (n) the making of Permitted Investments, (o) the sale, lease, transfer or other disposition of assets by a Borrower to another Borrower so long as at the time of any such sale, lease, transfer or other disposition, no Event of Default exists or is continuing, (p) the sale, lease, transfer or other disposition of assets by a Guarantor to another Guarantor or a Borrower so long as at the time of any such sale, lease, transfer or other disposition, no Event of Default exists or is continuing, (q) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and (r) the sale, lease, transfer or other disposition of assets by a Loan Party or its Subsidiaries; provided, that, as to any such sale, lease, transfer or other disposition, each of the following conditions is satisfied: (i) as of the date of any such asset disposition, and after giving effect thereto, each of the Payment Conditions is satisfied; (ii) not less than 75% of the consideration to be received is paid or payable in cash and is paid contemporaneously with the consummation of such disposition; (iii) the consideration paid or payable is in an amount not less than the fair market value of the property disposed of; (iv) if Inventory and Accounts in excess of $35,000,000 is included in such asset disposition (or is included in the assets of a Person whose Equity Interests are included in such asset disposition), Agent shall have received an updated Borrowing Base Certificate giving pro forma effect to such asset disposition (or the disposition of the Equity Interests of such Person) and such Borrowing Base Certificate shall be the basis for the determination of the satisfaction of the Payment Conditions; (v) such transaction does not involve the sale or other disposition of any Accounts or intellectual property material to the business other than Accounts or intellectual property attributable to other property concurrently being disposed of in a transaction otherwise constituting a Permitted Disposition; (vi) the aggregate market value of all of the assets sold or disposed of during the term of this Agreement pursuant to this clause (r) (excluding, for the avoidance of doubt, assets sold or disposed of in the ordinary course of business or otherwise permitted to be sold or disposed pursuant to

48 7490664.6 the terms hereof) shall be less than 40% of the book value of Consolidated Total Assets of Parent and its Subsidiaries calculated as of July 3, 2021; and (vii) the Net Cash Proceeds from any such sale or other disposition shall be applied to the Obligations to the extent required by the terms of this Agreement. “Permitted Indebtedness” means: (a) Indebtedness in respect of the Obligations, other than Bank Product Obligations, (b) (i) Indebtedness as of the Closing Date (A) constituting Permitted Surviving Debt and (B) constituting Indebtedness other than Permitted Surviving Debt as set forth on Schedule 4.14(b) to this Agreement that is not otherwise specified in clause (a) and clauses (c) through (y) of this definition, and (ii) any Refinancing Indebtedness in respect of such Indebtedness under this clause (b), (c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness, (d) Indebtedness arising in connection with the endorsement of instruments or other payment items for deposit, (e) guaranties by any Subsidiaries of any Loan Party of the Obligations in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, (f) Indebtedness with respect to any Hedge Obligations; provided, that, such arrangements are: (i) with any Bank Product Provider, and (ii) were entered into for the purpose of protecting such Loan Party or such Subsidiary against fluctuations in interest rates, commodities or currency risk and not for speculative purposes, (g) up to $35,000,000, in the aggregate at any one time outstanding, of Indebtedness of all Loan Parties and their Subsidiaries representing the unpaid balance of the purchase price of any property or services that constitutes an account payable to a trade creditor (whether or not an Affiliate) which (i) was created, incurred, assumed or guaranteed by a Loan Party or Subsidiary in the ordinary course of business of such Loan Party or Subsidiary in connection with obtaining goods, materials or services, (ii) is overdue by more than 90 days and (iii) is not being contested by such Loan Party and its Subsidiaries in good faith, (h) Indebtedness of any Loan Party or its Subsidiaries to any third person (other than another Loan Party or a Non-Loan Party) arising after the date hereof; provided, that, (i) such Indebtedness is unsecured, (ii) the amount of such Indebtedness at any one time outstanding does not exceed $100,000,000 in the aggregate, and (iii) as of the date of incurrence and after giving effect thereto, no Default or Event of Default exists or has occurred and is continuing, except that such amount may be increased in unlimited additional amounts in the aggregate at any one time outstanding so long as, of the date of the incurrence of such additional Indebtedness and after giving effect thereto, (A) such Indebtedness is unsecured, (B) as of date of incurrence of such Indebtedness and after giving effect thereto, each of the Payment Conditions is satisfied, (C) such Indebtedness does not have a scheduled maturity or required scheduled repayment or prepayment or principal, amortization, mandatory redemption or sinking fund prior to date that is three months after Maturity Date (except as result of change of control or asset sale event subject to repayment in full of all Obligations and the termination of the Commitments and this Agreement), (D) such Indebtedness is on market terms that taken as a whole are no more restrictive than corresponding terms of the Loan Documents (other than for pricing and

49 7490664.6 optional prepayments), and (E) such Indebtedness does not have any limitations or restrictions on ability of Parent and its Subsidiaries to incur Liens to secure the Obligations, (i) Acquired Indebtedness, (j) Indebtedness of any Loan Party to sellers incurred as part of the purchase price in connection with any Permitted Acquisitions; provided, that, (i) the amount of such Indebtedness does not exceed $250,000,000 in the aggregate among all Loan Parties at any one time outstanding; (ii) such Indebtedness is subordinated to the Obligations under terms and conditions reasonably satisfactory to Agent and (iii) the maturity date of such Indebtedness is greater than three months after the Maturity Date, (k) the Indebtedness of BlueLinx arising in respect of the PBGC Funding Waiver Obligations in the amount up to $374,422, less payments in respect thereof in accordance with the terms of the PBGC Funding Waiver Documents; provided, that, (i) Borrowers and Guarantors shall not, directly or indirectly, make any payments in respect of such Indebtedness, except that Borrowers and Guarantors may make (or if applicable, cause the Escrow Agents to make) regularly scheduled payments and contributions as set forth in the Funding Waiver Letter and the PBGC Newtown Mortgage; (ii) upon the payment in full of the PBGC Funding Waiver Obligations, if any funds remain in the PBGC Escrow Account, Borrowers shall remit the balance of such funds to the Collection Account for application to the Obligations; (iii) Borrowers and Guarantors shall not, directly or indirectly, amend, modify, alter or change any terms of such Indebtedness or the PBGC Funding Waiver Documents without the prior written consent of Agent; and (iv) Borrowers and Guarantors shall furnish to Agent all notices, demands or other materials concerning such Indebtedness (including, without limitation, all notice, demand or other materials sent by the IRS or the PBGC) either received by any of Borrowers or Guarantors or on its or their behalf, promptly after receipt thereof, or sent by any of Borrowers or Guarantors or on its or their behalf, concurrently with the sending thereof, as the case may be, (l) unsecured Indebtedness of any Loan Party or its Subsidiaries owing to employees, former employees, former officers, directors, or former directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase or redemption by such Loan Party or Subsidiary of the Equity Interests of another Loan Party or Subsidiary that has been issued to such Persons, so long as (i) no Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, and (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $35,000,000, (m) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, or appeal bonds, (n) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year, (o) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or Cash Management Services,

50 7490664.6 (p) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions, (q) Indebtedness composing Permitted Investments, (r) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business, (s) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness, (t) (i) secured Indebtedness of any Loan Party to any third person (other than another Loan Party or any third party holding Indebtedness described in clause (w) or (y)) arising after the Closing Date; provided, that, (A) such Lien securing such Indebtedness is junior to and subordinated to the Lien in favor of Agent and shall at all times be subject to an intercreditor agreement between Agent and such third person, in form and substance satisfactory to Agent in its Permitted Discretion, (B) on and after giving effect to the incurrence of such Indebtedness, the principal amount of such Indebtedness at any time outstanding in the aggregate (when added to the principal amount of Indebtedness then outstanding in accordance with clause (w) and clause (y) of this definition) does not exceed the Maximum Secured Debt Amount, (C) on and after giving effect to the incurrence of such Indebtedness, each of the Payment Conditions is satisfied, and (D) the maturity date of such Indebtedness is greater than three months after the Maturity Date and the other terms of such Indebtedness are satisfactory to Agent in its Permitted Discretion and (ii) any Refinancing Indebtedness with respect to any such Indebtedness under this clause (t), (u) Indebtedness representing deferred compensation to employees of any Borrower or any other Loan Party in the ordinary course of business, (v) Indebtedness of a Non-Loan Party to a Loan Party; provided, that, (i) the amount of such Indebtedness is unsecured, (ii) the amount of such Indebtedness at any one time outstanding does not exceed $25,000,000 in the aggregate, (iii) as of the date of incurrence and after giving effect thereto, no Default or Event of Default exists or has occurred and is continuing, and such Indebtedness is subject to the Intercompany Subordination Agreement, (w) (i) secured Indebtedness of any Loan Party to any third person (other than any other Loan Party or any third party holding Indebtedness described in clause (t) or (y)) (which Indebtedness shall exclude any Permitted Mortgage Loan Financing); provided, that, (A) the principal amount of any such Indebtedness on the date incurred (when added to the principal amount of Indebtedness then outstanding in accordance with clause (t) and clause (y) of this definition) does not exceed the Maximum Secured Debt Amount, (B) on and after giving effect to the incurrence of any such Indebtedness (other than Indebtedness incurred pursuant to any Permitted Mortgage Loan Financing) each of the following conditions shall be satisfied: (1) on and after giving effect to the incurrence of such Indebtedness, each of the Payment Conditions is satisfied, and (2) on and after giving effect to the incurrence of such Indebtedness, the other terms of such Indebtedness are satisfactory to Required Lenders and Agent in its Permitted Discretion, and (ii) any Refinancing Indebtedness with respect to any such Indebtedness under this clause (w),

51 7490664.6 (x) (i) Indebtedness of a Loan Party arising in connection with a Permitted Mortgage Loan Financing, and (ii) any Refinancing Indebtedness with respect to any such Indebtedness under this clause (x), (y) [Reserved]; (z) guarantees by a Loan Party of Indebtedness of another Loan Party constituting Indebtedness permitted under this definition, and (aa) to the extent constituting Indebtedness, all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (z). Notwithstanding the foregoing, accrual of interest, the accretion of accreted value or the accretion or amortization of original issue discount shall, in each case, be deemed not to be an incurrence of Indebtedness for purposes of this definition or Section 6.1. “Permitted Intercompany Advances” means loans made by a Loan Party to another Loan Party. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents; (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due (i) to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or (ii) owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries, (e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1 to this Agreement, (f) guarantees permitted under the definition of Permitted Indebtedness, (g) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims, (h) Permitted Acquisitions, (i) (i) non-cash loans and advances to employees, former employees, officers, former officers, directors, or former directors (or any spouses, ex-spouses, or estates of any of the foregoing) of Parent or any of its Subsidiaries for the purpose of purchasing Equity Interests in Parent or BlueLinx so long as the proceeds of such loans are used in their entirety to purchase such Equity Interests in Parent or

52 7490664.6 BlueLinx as the case may be, and (ii) loans and advances to employees and officers of Parent or its Subsidiaries in the ordinary course of business for any other business purpose and in an aggregate amount not to exceed $15,000,000 at any one time outstanding, (j) obligations of Account Debtors to a Loan Party or its Subsidiaries arising from Accounts which are past due evidenced by a promissory note made by such account debtor payable to such Loan Party or Subsidiary, (k) Investments resulting from entering into (i) Bank Product Agreements, or (ii) agreements relative to obligations permitted under clause (f) of the definition of Permitted Indebtedness, (l) deposits of cash made in the ordinary course of business to secure performance of operating leases, (m) equity Investments by any Loan Party in (i) any Subsidiary of such Loan Party which is required by law to maintain a minimum net capital requirement or as may be otherwise required by applicable law or (ii) any other Loan Party, (n) Permitted Intercompany Advances, (o) advances of payroll payments to employees in the ordinary course of business, (p) transactions expressly permitted pursuant to Section 6.3 and Section 6.7, (q) (i) in the event that Parent or any of its Subsidiaries forms any Subsidiary in accordance with the terms hereof, the issuance by such Subsidiary of Equity Interests to Parent or such Subsidiary, as applicable, and (ii) any issuance of additional Equity Interests by a wholly-owned Subsidiary of a Person to such Person, in each case subject to compliance with Section 5.11, (r) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments not to exceed $50,000,000 for any single Investment and $250,000,000 in the aggregate for all Investments at any time outstanding (or such greater amount, so long as each of the Payment Conditions is satisfied, as of the date of any such Investment, and after giving effect thereto), (s) the Cedar Creek Acquisition and the other transactions contemplated by the Cedar Creek Acquisition Documents; (t) Investments made after the Closing Date by any Non-Loan Party in, or to, any Loan Party; provided, that, any loans and advances made by any Non-Loan Party to any Loan Party shall be subordinated to the Obligations pursuant to the Intercompany Subordination Agreement, and (u) Investments made after the Closing Date by any Loan Party in, or to, any Non-Loan Party; provided, that, (i) as of the date of any such Investment, and after giving effect thereto, each of the Payment Conditions is satisfied and (ii) any Investments in the form of loans or advances made by any Loan Party to any Non-Loan Party pursuant to this clause (u) that are evidenced by a demand note shall be shall be pledged and delivered to Agent pursuant to the Security Documents. “Permitted Liens” means: (a) Liens granted to, or for the benefit of, Agent to secure the Obligations,

53 7490664.6 (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of this Agreement, (d) Liens set forth on Schedule P-2 to this Agreement; provided, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 to this Agreement shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof, (e) the interests of lessors and sub-lessors under operating leases and non-exclusive licensors and sub-licensors under license agreements, (f) purchase money Liens on Equipment (including the interests of lessors under Capital Leases) and Real Property to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the fixed asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the fixed asset purchased or acquired or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ obligations in connection with worker’s compensation or other unemployment insurance, (i) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ obligations in connection with the making or entering into of bids, tenders, contracts or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited to secure any Borrower’s and its Subsidiaries’ reimbursement obligations with respect to performance, surety, statutory or appeal bonds obtained in the ordinary course of business, (k) with respect to any Real Property, easements, covenants, restrictions, rights of way, zoning restrictions and similar encumbrances that do not materially interfere with or impair the use or operation thereof, (l) non-exclusive licenses and sub-licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness, (n) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business,

54 7490664.6 (o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness, (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, (q) Liens solely on any cash earnest money deposits made by a Loan Party or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition, (r) Liens assumed by any Loan Party or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness that is Permitted Indebtedness, (s) the security interest granted by BlueLinx to the PBGC under the PBGC Newtown Mortgage and (if and when granted) under the PBGC Escrow Account to secure the Indebtedness arising under the PBGC Funding Waiver Obligations to the extent permitted by clause (k) of the definition of Permitted Indebtedness, (t) Liens on assets other than Accounts, collections on Accounts or Inventory to the extent such liens do not secure obligations in excess of $50,000,000 in the aggregate at any one time outstanding, (u) Liens securing Indebtedness permitted by and subject to clause (t) of the definition of Permitted Indebtedness, (v) Liens in favor of third parties arising out of conditional sale, title, retention, consignment or similar arrangements for the purchase of goods by the Loan Parties in the ordinary course of business so long as such transactions are not prohibited by this Agreement, (w) to the extent constituting Liens, dispositions expressly permitted under Section 6.4, (x) Liens or rights of setoff against credit balances of Borrowers with Credit Card Issuers or Credit Card Processors or amounts owing by such Credit Card Issuers or Credit Card Processors to Borrowers in the ordinary course of business, but not Liens on or rights of setoff against any other property or assets of Borrowers, pursuant to the Credit Card Agreements to secure the obligations of Borrowers to the Credit Card Issuers or Credit Card Processors as a result of fees and chargebacks, (y) [Reserved], and (z) Liens security Indebtedness permitted to be incurred pursuant to clause (t) or (w) of the definition of Permitted Indebtedness; provided, that such Liens are subject to an intercreditor agreement in form and substance reasonably acceptable to Agent to the extent secured by Liens on Collateral. “Permitted Mortgage Loan Financing” means Indebtedness incurred by one or more Loan Parties after the Closing Date; provided, that, (a) the aggregate amount of such Indebtedness outstanding at any one time shall not exceed $160,000,000, (b) such Indebtedness shall be secured only by the Real Property of such Loan Party, (c) on and after giving effect to the incurrence of such Indebtedness, each of the Payment Conditions shall have been satisfied, (d) prior to the date of the incurrence of such Indebtedness, to the extent that any Eligible Inventory is located on the Real Property that secures such

55 7490664.6 Indebtedness, Agent shall have received a Collateral Access Agreement, (e) the maturity date of such Indebtedness is greater than three months after the Maturity Date, and (f) the amortization of the principal amount of any such Indebtedness may not be greater than 5% per annum of the original principal amount of such Indebtedness. “Permitted Protest” means the right of any Loan Party or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment; provided, that (a) a reserve with respect to such obligation is established on such Loan Party’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Loan Party or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s Liens. “Permitted Multiemployer Withdrawal” means the withdrawal from or termination of a Multiemployer Plan that results in a Withdrawal Liability to a Loan Party that meets the following conditions: (a) Agent shall have received prior written notice of the intention of such Loan Party to withdraw from such Multiemployer Plan, (b) the required annual cash funding obligations of the Loan Parties shall increase by an amount not greater than $10,000,000 in the aggregate as a result of all withdrawals from Multiemployer Plans after the Closing Date, (c) such withdrawal does not result in a Lien on any assets of such Loan Party unless such Lien is junior and subordinate to the Lien in favor of Agent on terms acceptable to Agent, and (d) Agent shall have received true and complete copies of the agreements between such Loan Party and the trustee or administrator of a Multiemployer Plan (or the PBGC on behalf of such trustee or administrator) with respect to such withdrawal from such Multiemployer Plan, promptly upon the execution thereof. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, (a) the acquisition of any Equipment for the purpose of financing all or any part of the acquisition cost of such Equipment, in an aggregate principal amount outstanding at any one time not in excess of $100,000,000 so long as such security interests do not apply to any property of any Borrower, any Guarantor or any of their respective Subsidiaries other than the Equipment so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment so acquired and (b) the acquisition of any Real Property for the purpose of financing all or any part of the acquisition cost of such Real Property, in an aggregate principal amount outstanding at any one time not in excess of $100,000,000 so long as such security interests do not apply to any property of any Borrower, any Guarantor or any of their respective Subsidiaries other than the Equipment so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment so acquired. “Permitted Surviving Debt” means (a) the bank product debt of the Cedar Creek Acquired Company owed to Bank of America, N.A. under the Existing Cedar Creek Loan Documents and (b) the Indebtedness of the Cedar Creek Acquired Company (other than the Indebtedness described in clause (a) hereof) permitted to remain outstanding under the Cedar Creek Acquisition Agreement set forth on Schedule 4.14(a). “Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof. “Platform” has the meaning specified therefor in Section 17.9(c) of this Agreement.

56 7490664.6 “Post-Increase Revolver Lenders” has the meaning specified therefor in Section 2.14 of this Agreement. “Pre-Increase Revolver Lenders” has the meaning specified therefor in Section 2.14 of this Agreement. “Projections” means Borrowers’ forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrowers’ historical financial statements, together with appropriate supporting details and a statement of underlying assumptions. “Pro Rata Share” means, as of any date of determination: (a) with respect to a Lender’s obligation to make all or a portion of the Revolving Loans, with respect to such Lender’s right to receive payments of interest, fees, and principal with respect to the Revolving Loans, and with respect to all other computations and other matters related to the Revolver Commitments or the Revolving Loans, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders, (b) with respect to a Lender’s obligation to participate in the Letters of Credit, with respect to such Lender’s obligation to reimburse Issuing Bank, and with respect to such Lender’s right to receive payments of Letter of Credit Fees, and with respect to all other computations and other matters related to the Letters of Credit, the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders; provided, that if all of the Revolving Loans have been repaid in full and all Revolver Commitments have been terminated, but Letters of Credit remain outstanding, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders, and (c) with respect to all other matters and for all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of this Agreement), the percentage obtained by dividing (i) the Revolving Loan Exposure of such Lender, by (ii) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.1; provided, that if all of the Loans have been repaid in full and all Commitments have been terminated, Pro Rata Share under this clause shall be the percentage obtained by dividing (A) the Letter of Credit Exposure of such Lender, by (B) the Letter of Credit Exposure of all Lenders. “Protective Advances” has the meaning specified therefor in Section 2.3(d)(i) of this Agreement. “Public Lender” has the meaning specified therefor in Section 17.9(c) of this Agreement. “Public Lender Information” has the meaning specified therefor in Section 17.9(c) of this Agreement. “Purchase Price” means, with respect to any Acquisition, an amount equal to the aggregate consideration, whether cash, property or securities (including the fair market value of any Equity Interests of Administrative Borrower issued in connection with such Acquisition), paid or delivered by a Loan Party or one of its Subsidiaries in connection with such Acquisition (whether paid at the closing thereof or payable thereafter and whether fixed or contingent), calculated in accordance with

57 7490664.6 GAAP, but excluding therefrom (a) any cash of the seller and its Affiliates used to fund any portion of such consideration, and (b) any cash or Cash Equivalents acquired in connection with such Acquisition. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning specified therefor in Section 17.18 of this Agreement. “Qualified Bailee” means a bailee, carrier, processor or other such Person from time to time in possession or control of any Borrower’s Inventory or documents of title related thereto who has executed a Collateral Access Agreement in favor of Agent. “Qualified Cash” means, as of any date of determination, the aggregate amount of (a) cash which is in a deposit account or an overnight investment account (but not a checking or disbursement account) which is subject to Agent’s first priority perfected security interest pursuant to an appropriate Control Agreement applicable to such account, (b) with respect to which Agent has received evidence of the available balances thereof from the bank or other financial institution at which such account is maintained which confirm such amounts and (c) which is not pledged or deposited to secure any obligations of any Borrower other than the Obligations and any other secured Indebtedness permitted under clause (w) of the definition of Permitted Indebtedness, other than a pledge of the cash in such deposit account or overnight investment account, as the case may be, to secure the obligations that may be owed to the deposit account bank or the securities intermediary or firm for depository or investment services relating to such account so long as such lien or pledge is subject to an appropriate Control Agreement. “Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Borrower or Guarantor that has total assets exceeding $10,000,000 at the time the grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means and refers to any Equity Interests issued by Administrative Borrower (and not by one or more of its Subsidiaries) that is not a Disqualified Equity Interest. “Quarterly Average Excess Availability” means, at any time, the average of the Excess Availability for the immediately preceding fiscal quarter as calculated by Agent. “R&W Insurance” means any representation and warranty insurance payable issued to any Loan Party, including pursuant to the Buyer-Side Representations and Warranties Insurance Policy (Policy Number: 017551146) dated the Closing Date provided by AIG Specialty Insurance Company to BlueLinx with respect to the Cedar Creek Acquisition or such other representation and warranty insurance issued to a Loan Party. “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Loan Party or one of its Subsidiaries and the improvements thereto. “Real Property Capital Leases” means (i) any capital lease obligations or financing obligations with respect to Real Property set forth on a schedule to be delivered on the Closing Date and

58 7490664.6 (ii) any future lease of (or any agreement conveying the right to use) any Real Property by such Person as lessee which is permitted under the Loan Documents and which, in accordance with GAAP, is or is required to be reflected as a capital lease on the balance sheet of such Person; provided, that, for purposes of calculating compliance with the Leverage Ratio, any lease or financing permitted under the Loan Documents occurring after the Closing Date that (a) involves any Real Property and (b) that arises out of a sale and leaseback transaction, shall be excluded from clause (i)(A) of the calculation of the Leverage Ratio, in the case of each of clause (i) and (ii) above, notwithstanding any accounting treatment that may be required under GAAP. “Receivable Reserves” means, as of any date of determination, those reserves that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.1(c), to establish and maintain (including Landlord Reserves for books and records locations) with respect to the Eligible Accounts or the Maximum Revolver Amount. “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form. “Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as: (a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto, (b) such refinancings, renewals, or extensions do not result in a shortening of the final stated maturity or the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders, (c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, (d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended, (e) if the Indebtedness that is refinanced, renewed or extended was unsecured, such refinancing, renewal or extension shall be unsecured, and (f) if the Indebtedness that is refinanced, renewed, or extended was secured (i) such refinancing, renewal, or extension shall be secured by substantially the same or less collateral as secured refinanced, renewed or extended Indebtedness on terms no less favorable to Agent or the Lender Group, taken as a whole, (ii) the Liens securing such refinancing, renewal or extension shall not have a priority more senior on the Collateral than the Liens securing such Indebtedness that is refinanced, renewed or extended and (iii) to the extent such Liens secure any Collateral, shall be subject to an intercreditor agreement, in form and substance reasonable satisfactory to Required Lenders and Agent in its Permitted Discretion.

59 7490664.6 “Register” has the meaning set forth in Section 13.1(h) of this Agreement. “Registered Loan” has the meaning set forth in Section 13.1(h) of this Agreement. “Related Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Relevant Governmental Body” means the Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws. “Replacement Lender” has the meaning specified therefor in Section 2.13(b) of this Agreement. “Report” has the meaning specified therefor in Section 15.16 of this Agreement. “Required Lenders” means, at any time, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders; provided, that (i) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders, and (ii) at any time there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required Lenders” must include at least two Lenders (who are not Affiliates of one another). “Reserves” means, as of any date of determination, and without duplication of any other reserve or items deducted in the eligibility criteria, Inventory Reserves, Receivables Reserves, Bank Product Reserves and those other reserves that Agent deems necessary or appropriate, in its Permitted Discretion mean as of any date of determination, such amounts as Agent may from time to time establish and revise in its Permitted Discretion reducing the amount of Revolving Loans and Letters of Credit which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in its Permitted Discretion, adversely affect, or could reasonably be expected to adversely affect, either (i) any of the Collateral or its value or (ii) the security interests and other rights of Agent in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Agent’s Permitted Discretion that any collateral report or financial information furnished by or on behalf of any Borrower or any Guarantor to any Agent is or may have been incomplete, inaccurate or misleading in any material respect or (c) to reflect outstanding Letter of Credit Obligations or (d) with respect to any Default or Event of Default. To the extent Agent may revise the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for Eligible Accounts, Eligible Inventory, Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory or Eligible Re-Load Inventory so as to address any circumstances, condition, event or contingency in a manner satisfactory to Agent, Agent shall not establish a Reserve for the same purpose. The amount of any Reserve established by Agent shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as

60 7490664.6 determined by Agent in its Permitted Discretion. Without limiting the generality of the foregoing, and without duplication, Reserves shall be established, in Agent’s Permitted Discretion, (i) in the amount of the Bank Product Reserve, (ii) [reserved], (iii) for three (3) month’s rental payments with regard to any leased location of any Borrower for which Agent has not received a Collateral Access Agreement, (iv) for reductions in the amount of Eligible Accounts due to currency conversion rates, (v) for freight, shipping, storage, warehousing or other such handling costs associated with Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory or Eligible Re-Load Inventory or any other amounts Agent determines in its Permitted Discretion must be paid in order to allow Agent to take possession of such Inventory, (vi) to reflect that returns, discounts, claims, credits and allowances of any nature that are not paid pursuant to the reduction of Accounts, (vii) for sales, excise or similar taxes included in the amount of any Accounts reported to Agent, (viii) to reflect, since the date of the most recent appraisal, that a change in the turnover, age or mix of the categories of Inventory that adversely affects the aggregate value of all Inventory or (ix) to reflect, since the date of the most recent appraisal, that the liquidation value of Inventory, has decreased. In the event that, based on the calculation of the Borrowing Base by Agent, the establishment of a Reserve of a type not previously established will result in there being Excess Availability of less than 12.5% of the Line Cap, Agent shall give Administrative Borrower three Business Days’ notice prior to establishing such a Reserve; provided, that, Agent shall not be required to provide any such notice with regard to (1) any further Reserves established or increased while Excess Availability remains less than 12.5% of the Line Cap or (2) with regard to any Reserve established or increased in connection with an event which either constitutes an Event of Default or could reasonably be expected to materially impair Agent’s liens on the Collateral or its ability to realize upon the Collateral. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means (a) any declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by any Loan Party (including any payment in connection with any merger or consolidation involving any Loan Party) or to the direct or indirect holders of Equity Interests issued by any Loan Party in their capacity as such (other than dividends or distributions payable in Qualified Equity Interests issued by any Loan Party), or (b) any purchase, redemption, making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger or consolidation involving any Loan Party) of any Equity Interests issued by any Loan Party or (c) any making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of any Loan Party now or hereafter outstanding. “Revolver Commitment” means, with respect to each Revolving Lender, its Revolver Commitment, and, with respect to all Revolving Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Revolving Lender’s name under the applicable heading on Schedule C-1 to this Agreement or in the Assignment and Acceptance or Increase Joinder pursuant to which such Revolving Lender became a Revolving Lender under this Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of this Agreement, and as such amounts may be decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) hereof. “Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Revolving Loans (inclusive of Protective Advances), plus (b) the amount of the Letter of Credit Usage. “Revolving Lender” means a Lender that has a Revolving Loan Exposure or Letter of Credit Exposure.

61 7490664.6 “Revolving Loan Base Rate Margin” has the meaning set forth in the definition of Applicable Margin. “Revolving Loan Exposure” means, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender’s Revolver Commitment, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender. “Revolving Loan SOFR Margin” has the meaning set forth in the definition of Applicable Margin. “Revolving Loans” has the meaning specified therefor in Section 2.1(a) of this Agreement. “Sanctioned Entity” means (a) a country or territory or a government of a country, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC. “Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) Her Majesty’s Treasury of the United Kingdom, or (d) any other Governmental Authority with jurisdiction over any member of Lender Group or any Loan Party or any of their respective Subsidiaries or Affiliates. “S&P” has the meaning specified therefor in the definition of Cash Equivalents. “Seasonal Period” means (a) from the Closing Date through and including the date that is 12 months after the Closing Date, (b) commencing with the calendar year 2019, the 241 day period commencing on November 15, 2019 through and including July 15, 2020 and (c) commencing with the calendar year 2020 and thereafter, the 120 day period (or 121 day period in a leap year) commencing on December 15 of each calendar year and ending on April 15 of each immediately succeeding calendar year. “SEC” means the United States Securities and Exchange Commission and any successor thereto. “Securities Account” means a securities account (as that term is defined in the Code).

62 7490664.6 “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “Settlement” has the meaning specified therefor in Section 2.3(e)(i) of this Agreement. “Settlement Date” has the meaning specified therefor in Section 2.3(e)(i) of this Agreement. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Deadline” has the meaning specified therefor in Section 2.12(b)(i) of this Agreement. “SOFR Loan” means each portion of a Revolving Loan that bears interest at a rate determined by reference to Adjusted Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”). “SOFR Margin” means the Revolving Loan SOFR Margin. “SOFR Notice” means a written notice in the form of Exhibit S-2 to this Agreement. “SOFR Option” has the meaning specified therefor in Section 2.12(a) of this Agreement. “Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Specified Transaction” means (a) any Permitted Acquisition, (b) any Permitted Disposition, (c) Investment, (d) prepayment of Indebtedness, or (e) Restricted Payment (or declaration of any prepayment or Restricted Payment). “SPE Master Lease” means the Amended and Restated Master Lease Agreement, dated as of June 9, 2006, by and among BlueLinx, as lessee, and ABP AL (MIDFIELD) LLC, a Delaware limited liability company, and the other SPE Propcos, as lessors, as amended through the Thirteenth Amendment to Amended and Restated Master Lease Agreement, dated March 24, 2016, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced.

63 7490664.6 “SPE Propcos” means all single purposes entity limited liability companies now or hereafter owned by Parent, including, without limitation the existing limited liability companies set forth on Schedule 1.3 hereto. “SPE Property” means, as to any SPE Propco, any now owned or hereafter acquired real or personal property of such SPE Propco. “Standard Letter of Credit Practice” means, for Issuing Bank, any domestic or foreign law or letter of credit practices applicable in the city in which Issuing Bank issued the applicable Letter of Credit or, for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. “Stockholder Representative” means Charlesbank Equity Fund VII, Limited Partnership, as the stockholder representative party to the Cedar Creek Acquisition Agreement. “Subject Holder” has the meaning specified therefor in Section 2.4(e)(v) of this Agreement. “Subordinated Indebtedness” means any Indebtedness of any Loan Party or its Subsidiaries incurred from time to time that is subordinated in right of payment to the Obligations and is subject to a subordination agreement or contains terms and conditions of subordination that are acceptable to Agent in its Permitted Discretion. “Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. “Supermajority Lenders” means, at any time, Revolving Lenders having or holding more than 66-2/3% of the aggregate Revolving Loan Exposure of all Revolving Lenders; provided, that (i) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Supermajority Lenders, and (ii) at any time there are two or more Revolving Lenders (who are not Affiliates of one another), “Supermajority Lenders” must include at least two Revolving Lenders (who are not Affiliates of one another or Defaulting Lenders). "Supported QFC" has the meaning specified therefor in Section 17.18 of this Agreement. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Syndication Agent” has the meaning set forth in the preamble to this Agreement. “Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto. “Tax Lender” has the meaning specified therefor in Section 14.2(a) of this Agreement.

64 7490664.6 “Term Loan Agent” means HPS Investment Partners, LLC, a Delaware limited liability company, in its capacity as administrative agent under the Term Loan Agreement and the other Term Loan Documents. “Term Loan Agreement” means the Credit and Guaranty Agreement, dated as of the date hereof, by and among Term Loan Agent, Term Loan Lenders and the Loan Parties party thereto, which Term Loan Agreement has been terminated in accordance with the Term Loan Payoff Letter. “Term Loan Documents” means, collectively, the following: (a) the Term Loan Agreement and (b) all agreements, documents and instruments at any time executed and/or delivered in connection therewith which Term Loan Documents have been terminated pursuant to the Term Loan Payoff Letter. “Term Loan Facility” means the term loan facility established pursuant to the Term Loan Agreement. “Term Loan Lenders” means those certain lenders and other financial institutions from time to time party to the Term Loan Agreement as lenders. “Term Loan Payoff Letter” means the Payoff Letter, dated May 18, 2021, between Parent and Term Loan Agent with respect to the payment in full of all Indebtedness under the Term Loan Facility and the termination of the Term Loan Documents. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

65 7490664.6 “Term SOFR Adjustment” means, for any calculation, a percentage equal to 0.1% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Trademark Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement. “Transaction Costs” means all fees, costs and expenses related to or arising out of the consummation of the Transactions. “Transactions” means, collectively, (a) the consummation of the Cedar Creek Acquisition and the other transactions contemplated by the Cedar Creek Acquisition Agreement, (b) the execution, delivery and performance by each Loan Party of the Term Loan Documents, (c) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party, the incurrence of the Loans on the Closing Date and the use of proceeds thereof in accordance with the terms of the Loan Documents, (d) the repayment in full of all outstanding Indebtedness for borrowed money of the Acquired Company, and the termination of all commitments and release of Liens with respect thereto, other than Permitted Surviving Debt and Permitted Liens, and (e) the payment of all Transaction Costs incurred or payable by Parent or any of its Subsidiaries in connection with the foregoing. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any version or revision thereof accepted by Issuing Bank for use. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfinanced Capital Expenditures” means Capital Expenditures (a) not financed with the proceeds of any incurrence of Indebtedness (provided, that any Capital Expenditures financed using proceeds of Revolving Loans shall be deemed Unfinanced Capital Expenditures), the proceeds of any sale or issuance of Equity Interests or equity contributions, the proceeds of any asset sale (other than the sale of Inventory in the ordinary course of business) or any insurance or condemnation proceeds, and (b) that are not reimbursed by a third person (excluding any Loan Party or any of its Affiliates) in the period such expenditures are made pursuant to a written agreement. “United States” means the United States of America.

66 7490664.6 “Unused Line Fee” has the meaning specified therefor in Section 2.10(b) of this Agreement. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.3(a), 2.3(c) and 2.12(b), in each case, such day is also a Business Day. “Value” means, as determined by Agent in good faith, with respect to Inventory, the lower of (a) cost computed on either a first-in-first-out or rolling average cost basis, in each case in accordance with GAAP and (b) market value; provided, that, for purposes of the calculation of the Borrowing Base, (i) the Value of the Inventory shall not include: (A) the portion of the value of Inventory equal to the profit earned by any Affiliate of any Borrower or any Guarantor on the sale thereof to any Borrower or (B) write-ups or write-downs in value with respect to currency exchange rates and (ii) notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal of the Inventory received and accepted by Agent. “Voidable Transfer” has the meaning specified therefor in Section 17.8 of this Agreement. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Withdrawal Liability” means liability with respect to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, that if Administrative Borrower notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Administrative Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon and agreed to by the Required

67 7490664.6 Lenders, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrowers” is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrowers and their Subsidiaries on a consolidated basis, unless the context clearly requires otherwise. Notwithstanding anything to the contrary contained herein, (a) all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Board’s Accounting Standards Codification Topic 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof, and (b) the term “unqualified opinion” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified, and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit; provided, that it shall not be a violation of this clause (b) if the opinion or report accompanying the financial statements for the fiscal year ending immediately prior to the stated final maturity date of the Loans is subject to a “going concern” qualification that is solely as a result of an impending stated final maturity date under this Agreement. 1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. 1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (ii) all Lender Group Expenses that have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document (including the Letter of Credit Fee and the Unused Line Fee) and are unpaid, (b) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, (c) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (d) the receipt by Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (e) the payment or repayment in full in immediately available funds of all other outstanding Obligations

68 7490664.6 (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (f) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record. Any officer of Parent or a Loan Party executing any Loan Document or any certificate or other document made or delivered pursuant hereto or thereto, so executes or certifies in his/her capacity as an officer on behalf of the Parent or such Loan Party, as applicable, and not in any individual capacity. 1.5 Time References. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, all references to time of day refer to Eastern standard time or Eastern standard daylight saving time, as in effect in New York, New York on such day. For purposes of the computation of a period of time from a specified date to a later specified date, unless otherwise expressly provided, the word “from” means “from and including” and the words “to” and “until” each means “to and including”; provided, that with respect to a computation of fees or interest payable to Agent or any Lender, such period shall in any event consist of at least one full day. 1.6 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference. 1.7 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.8 Rates. Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.12(d)(iii), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR, or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses

69 7490664.6 (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 2. LOANS AND TERMS OF PAYMENT. 2.1 Revolving Loans. (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Revolving Lender agrees (severally, not jointly or jointly and severally) to make revolving loans (“Revolving Loans”) to Borrowers in an amount at any one time outstanding not to exceed the lesser of: (i) such Lender’s Revolver Commitment, or (ii) such Lender’s Pro Rata Share of an amount equal to the lesser of: (A) the amount equal to (1) the Maximum Revolver Amount, less (2) the sum of the Letter of Credit Usage at such time, and (B) the amount equal to (1) the Borrowing Base as of such date (based upon the most recent Borrowing Base Certificate delivered by Borrowers to Agent, as adjusted for Reserves established by Agent in accordance with Section 2.1(c)), less (2) the sum of the Letter of Credit Usage at such time. (b) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Revolving Loans, together with interest accrued and unpaid thereon, shall constitute Obligations and shall be due and payable on the Maturity Date or, if earlier, on the date on which they otherwise become due and payable pursuant to the terms of this Agreement. (c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) at any time, in the exercise of its Permitted Discretion, to establish and increase or decrease Reserves and against the Borrowing Base or the Maximum Revolver Amount. The amount of any Reserve established by Agent, and any changes to the eligibility criteria set forth in the definitions of Eligible Accounts, Eligible Inventory, Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory and Eligible Re-Load Inventory shall have a reasonable relationship to the event, condition, other circumstance, or fact that is the basis for such reserve or change in eligibility and shall not be duplicative of any other reserve established and currently maintained or eligibility criteria. Upon notice of establishment or increase in Reserves, Agent agrees to make itself available to discuss the Reserve or increase, and Borrowers may take such action as may be required so that the event, condition, circumstance, or fact that is the basis for such reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to Agent in the exercise of its Permitted Discretion. Subject to any notice period described in the definition of Reserves (if applicable), in no event shall such notice and opportunity limit the right of Agent to establish or change such Reserve, unless Agent shall have determined, in its Permitted Discretion, that the event, condition, other circumstance, or fact that was the basis for such Reserve or such change no longer exists or has otherwise been adequately addressed by Borrowers. 2.2 [Reserved]. 2.3 Borrowing Procedures and Settlements.

70 7490664.6 (a) Procedure for Borrowing Revolving Loans. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent (which may be delivered through Agent’s electronic platform or portal) and received by Agent no later than 2:00 p.m. (i) on the Business Day that is one Business Day prior to the requested Funding Date in the case of a request for a Base Rate Loan, and (ii) on the U.S. Government Securities Business Day that is three U.S. Government Securities Business Days prior to the requested Funding Date in the case of a request for a SOFR Loan, specifying (A) the amount of such Borrowing, and (B) the requested Funding Date (which shall be a Business Day); provided, that Agent may, in its sole discretion, elect to accept as timely requests that are received later than 2:00 p.m. on the applicable Business Day OR U.S. Government Securities Business Day, as applicable. All Borrowing requests which are not made on-line via Agent’s electronic platform or portal shall be subject to (and unless Agent elects otherwise in the exercise of its sole discretion, such Borrowings shall not be made until the completion of) Agent’s authentication process (with results satisfactory to Agent) prior to the funding of any such requested Revolving Loan. (b) [Reserved]. (c) Making of Revolving Loans. (i) After receipt of a request for a Borrowing pursuant to Section 2.3(a)(i), Agent shall notify the Lenders by telecopy, telephone, email, or other electronic form of transmission, of the requested Borrowing; such notification to be sent on the Business Day or U.S. Government Securities Business Day, as applicable, that is (A) in the case of a Base Rate Loan, at least one Business Day prior to the requested Funding Date, or (B) in the case of a SOFR Loan, prior to 2:00 p.m. at least three U.S. Government Securities Business Days prior to the requested Funding Date. If Agent has notified the Lenders of a requested Borrowing on the Business Day that is one Business Day prior to the Funding Date, then each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 1:00 p.m. on the Business Day that is the requested Funding Date. After Agent’s receipt of the proceeds of such Revolving Loans from the Lenders, Agent shall make the proceeds thereof available to Borrowers on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, that subject to the provisions of Section 2.3(d)(ii), no Lender shall have an obligation to make any Revolving Loan, if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date. (ii) Unless Agent receives notice from a Lender prior to 12:30 p.m. on the Business Day that is the requested Funding Date relative to a requested Borrowing as to which Agent has notified the Lenders of a requested Borrowing that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers a corresponding amount. If, on the requested Funding Date, any Lender shall not have remitted the full amount that it is required to make available to Agent in immediately available funds and if Agent has made available to Borrowers such amount on the requested Funding Date, then such Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, no later than 1:00 p.m. on the Business Day that is the first Business Day after the requested Funding Date (in which case, the interest accrued on such Lender’s portion of such Borrowing for the Funding Date shall be for Agent’s separate account). If any Lender shall not remit the full amount that it is required to make available to Agent in immediately available funds as and when required hereby and if

71 7490664.6 Agent has made available to Borrowers such amount, then that Lender shall be obligated to immediately remit such amount to Agent, together with interest at the Defaulting Lender Rate for each day until the date on which such amount is so remitted. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error. If the amount that a Lender is required to remit is made available to Agent, then such payment to Agent shall constitute such Lender’s Revolving Loan for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans composing such Borrowing. (d) Protective Advances and Optional Overadvances. (i) Any contrary provision of this Agreement or any other Loan Document notwithstanding (but subject to Section 2.3(d)(iv)), at any time (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, Agent hereby is authorized by Borrowers and the Lenders, from time to time, in Agent’s sole discretion, to make Revolving Loans to, or for the benefit of, Borrowers, on behalf of the Revolving Lenders, that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations) (the Revolving Loans described in this Section 2.3(d)(i) shall be referred to as “Protective Advances”). Notwithstanding the foregoing, the aggregate amount of all Protective Advances outstanding at any one time shall not exceed 5% of the Commitments. (ii) Any contrary provision of this Agreement or any other Loan Document notwithstanding, the Lenders hereby authorize Agent and Agent may, but is not obligated to, knowingly and intentionally, continue to make Revolving Loans to Borrowers notwithstanding that an Overadvance exists or would be created thereby, so long as (A) after giving effect to such Revolving Loans, the outstanding Revolver Usage does not exceed the Borrowing Base by more than 5% of the Commitments, and (B) subject to Section 2.3(d)(iv) below, after giving effect to such Revolving Loans, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by this Section 2.3(d), regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may make such Overadvances and provide notice as promptly as practicable thereafter), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers intended to eliminate, within a reasonable time, the outstanding principal amount of the Revolving Loans to Borrowers to an amount permitted by the preceding sentence. In such circumstances, if any Lender with a Revolver Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. In any event, unless otherwise agreed to by Agent and Required Lenders, Borrowers shall immediately repay Revolving Loans in an amount sufficient to eliminate all Overadvances that remain outstanding for more than 45 days. Agent shall not make any additional intentional Overadvances if Agent receives a written direction from Required Lenders that additional intentional Overadvances should not be made following such 45 day period. The foregoing provisions are meant for the benefit of the Lenders and Agent and are

72 7490664.6 not meant for the benefit of Borrowers, which shall continue to be bound by the provisions of Section 2.4(e)(i). (iii) Each Protective Advance and each Overadvance (each, an “Extraordinary Advance”) shall be deemed to be a Revolving Loan hereunder, except that no Extraordinary Advance shall be eligible to be a SOFR Loan. Prior to Settlement of any Extraordinary Advance, all payments with respect thereto, including interest thereon, shall be payable to Agent solely for its own account. Each Revolving Lender shall be obligated to settle with Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Lender’s Pro Rata Share of any Extraordinary Advance. The Extraordinary Advances shall be repayable on demand, secured by Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Revolving Loans that are Base Rate Loans. The provisions of this Section 2.3(d) are for the exclusive benefit of Agent and the Lenders and are not intended to benefit Borrowers (or any other Loan Party) in any way. (iv) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, no Extraordinary Advance may be made by Agent if such Extraordinary Advance would cause the aggregate Revolver Usage to exceed the Maximum Revolver Amount or any Lender’s Pro Rata Share of the Revolver Usage to exceed such Lender’s Revolver Commitments. (e) Settlement. It is agreed that each Lender’s funded portion of the Revolving Loans is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Revolving Loans. Such agreement notwithstanding, Agent and the other Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Revolving Loans (including Extraordinary Advances) shall take place on a periodic basis in accordance with the following provisions: (i) Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent in its sole discretion (A) for itself, with respect to the outstanding Extraordinary Advances, and (B) with respect to any Loan Party’s or any of their Subsidiaries’ payments or other amounts received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 5:00 p.m. on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Revolving Loans (including Extraordinary Advances) for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(g)): (y) if the amount of the Revolving Loans (including Extraordinary Advances) made by a Lender that is not a Defaulting Lender exceeds such Lender’s Pro Rata Share of the Revolving Loans (including Extraordinary Advances) as of a Settlement Date, then Agent shall, by no later than 3:00 p.m. on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Extraordinary Advances), and (z) if the amount of the Revolving Loans (including Extraordinary Advances) made by a Lender is less than such Lender’s Pro Rata Share of the Revolving Loans (including Extraordinary Advances) as of a Settlement Date, such Lender shall no later than 3:00 p.m. on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Revolving Loans (including Extraordinary Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Extraordinary Advances and shall constitute Revolving Loans of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the

73 7490664.6 terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate. (ii) In determining whether a Lender’s balance of the Revolving Loans (including Extraordinary Advances) is less than, equal to, or greater than such Lender’s Pro Rata Share of the Revolving Loans (including Extraordinary Advances) as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. (iii) Between Settlement Dates, Agent, to the extent Extraordinary Advances are outstanding, may pay over to Agent any payments or other amounts received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Extraordinary Advances. During the period between Settlement Dates, Agent with respect to Extraordinary Advances, and each Lender with respect to the Revolving Loans other than Extraordinary Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Agent or the Lenders, as applicable. (iv) Anything in this Section 2.3(e) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(g). (f) Notation. Consistent with Section 13.1(h), Agent, as a non-fiduciary agent for Borrowers, shall maintain a register showing the principal amount and stated interest of the Revolving Loans, owing to each Lender and Extraordinary Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate. (g) Defaulting Lenders. (i) Notwithstanding the provisions of Section 2.4(b)(iii), Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender’s benefit or any proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Agent to the extent of any Extraordinary Advances that were made by Agent and that were required to be, but were not, paid by Defaulting Lender, (B) second, to Issuing Bank, to the extent of the portion of a Letter of Credit Disbursement that was required to be, but was not, paid by the Defaulting Lender, (C) third, to each Non-Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of a Revolving Loan (or other funding obligation) was funded by such other Non-Defaulting Lender), (D) fourth, in Agent’s sole discretion, to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of Borrowers (upon the request of Borrowers and subject to the conditions set forth in Section 3.2) as if such Defaulting Lender had made its portion of Revolving Loans (or other funding obligations) hereunder, and (E) fifth, from and after the date on which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (J) of Section 2.4(b)(iii). Subject to the foregoing, Agent may hold and, in its discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under

74 7490664.6 Section 2.10(b), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by Section 14.1(a)(i) through (iii). The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which all of the Non-Defaulting Lenders, Agent, Issuing Bank, and Borrowers shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by Agent pursuant to Section 2.3(g)(ii) shall be released to Borrowers). The operation of this Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent, Issuing Bank, or to the Lenders other than such Defaulting Lender. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers, at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. If Agent so arranges for a substitute Lender, so long as no Event of Default exists or has occurred and is continuing, such substitute Lender shall be subject to the prior written consent of Administrative Borrower. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (other than Bank Product Obligations, but including (1) all interest, fees, and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Pro Rata Share of its participation in the Letters of Credit); provided, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern. (ii) If any Letter of Credit is outstanding at the time that a Lender becomes a Defaulting Lender then: (A) such Defaulting Lender’s Letter of Credit Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Non-Defaulting Lenders’ Pro Rata Share of Revolver Usage plus such Defaulting Lender’s Letter of Credit Exposure does not exceed the total of all Non-Defaulting Lenders’ Revolver Commitments and (y) the conditions set forth in Section 3.2 are satisfied at such time; (B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by the Agent, cash collateralize such Defaulting Lender’s Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, for so long as such Letter of Credit Exposure is

75 7490664.6 outstanding; provided, that Borrowers shall not be obligated to cash collateralize any Defaulting Lender’s Letter of Credit Exposure if such Defaulting Lender is also Issuing Bank; (C) if Borrowers cash collateralize any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to this Section 2.3(g)(ii), Borrowers shall not be required to pay any Letter of Credit Fees to Agent for the account of such Defaulting Lender pursuant to Section 2.6(b) with respect to such cash collateralized portion of such Defaulting Lender’s Letter of Credit Exposure during the period such Letter of Credit Exposure is cash collateralized; (D) to the extent the Letter of Credit Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.3(g)(ii), then the Letter of Credit Fees payable to the Non-Defaulting Lenders pursuant to Section 2.6(b) shall be adjusted in accordance with such Non- Defaulting Lenders’ Letter of Credit Exposure; (E) to the extent any Defaulting Lender’s Letter of Credit Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.3(g)(ii), then, without prejudice to any rights or remedies of Issuing Bank or any Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Defaulting Lender under Section 2.6(b) with respect to such portion of such Letter of Credit Exposure shall instead be payable to Issuing Bank until such portion of such Defaulting Lender’s Letter of Credit Exposure is cash collateralized or reallocated; (F) so long as any Lender is a Defaulting Lender, Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit to the extent (x) the Defaulting Lender’s Pro Rata Share of such Letter of Credit cannot be reallocated pursuant to this Section 2.3(g)(ii), or (y) Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to Issuing Bank and Borrowers to eliminate Issuing Bank’s risk with respect to the Defaulting Lender’s participation in Letters of Credit; and (G) Agent may release any cash collateral provided by Borrowers pursuant to this Section 2.3(g)(ii) to Issuing Bank and Issuing Bank may apply any such cash collateral to the payment of such Defaulting Lender’s Pro Rata Share of any Letter of Credit Disbursement that is not reimbursed by Borrowers pursuant to Section 2.11(d). Subject to Section 17.14, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non- Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (h) Independent Obligations. All Revolving Loans (other than Extraordinary Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loan (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder. 2.4 Payments; Reductions of Commitments; Prepayments. (a) Payments by Borrowers. (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately

76 7490664.6 available funds, no later than 4:30 p.m. on the date specified herein. Any payment received by Agent later than 4:30 p.m. shall be deemed to have been received (unless Agent, in its sole discretion, elects to credit it on the date received) on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day. (ii) Unless Agent receives notice from Borrowers prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid. (b) Apportionment and Application. (i) So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account or for the separate account of Issuing Bank) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates. (ii) Subject to Section 2.4(b)(v), Section 2.4(d), and Section 2.4(e), all payments to be made hereunder by Borrowers shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, to reduce the balance of the Revolving Loans outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iii) At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows: (A) first, to pay any Lender Group Expenses or indemnities then due to Agent under the Loan Documents and to pay interest and principal on Extraordinary Advances that are held solely by Agent pursuant to the terms of Section 2.3(d)(iii), until paid in full, (B) second, to pay any fees or premiums then due to Agent under the Loan Documents, until paid in full, (C) third, to pay interest due in respect of all Protective Advances, until paid in full, (D) fourth, to pay the principal of all Protective Advances, until paid in full, (E) fifth, ratably, to pay any Lender Group Expenses or indemnities then due to any of the Lenders under the Loan Documents, until paid in full,

77 7490664.6 (F) sixth, ratably, to pay any fees or premiums then due to any of the Lenders under the Loan Documents, until paid in full, (G) seventh, ratably, to pay interest accrued in respect of the Revolving Loans (other than Protective Advances), until paid in full, (H) eighth, ratably (1) ratably, to pay the principal of all Revolving Loans, until paid in full, (2) to Agent, to be held by Agent, for the benefit of Issuing Bank (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of Issuing Bank, a share of each Letter of Credit Disbursement), as cash collateral in an amount up to 105% of the Letter of Credit Usage (to the extent permitted by applicable law, such cash collateral shall be applied to the reimbursement of any Letter of Credit Disbursement as and when such disbursement occurs and, if a Letter of Credit expires undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall, to the extent permitted by applicable law, be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof), (3) ratably, up to the amount (after taking into account any amounts previously paid pursuant to this clause (3). during the continuation of the applicable Application Event) of the most recently established Bank Product Reserve, which amount was established prior to the occurrence of, and not in contemplation of, the subject Application Event, to (y) the Bank Product Providers based upon amounts then certified by each applicable Bank Product Provider to Agent (in form and substance satisfactory to Agent) to be due and payable to such Bank Product Provider on account of Bank Product Obligations (but not in excess of the Bank Product Reserve established for the Bank Product Obligations of such Bank Product Provider), and (z) with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral (which cash collateral may be released by Agent to the applicable Bank Product Provider and applied by such Bank Product Provider to the payment or reimbursement of any amounts due and payable with respect to Bank Product Obligations owed to the applicable Bank Product Provider as and when such amounts first become due and payable) and, if and at such time as all such Bank Product Obligations are paid or otherwise satisfied in full, the cash collateral held by Agent in respect of such Bank Product Obligations shall be reapplied pursuant to this Section 2.4(b)(iii), beginning with tier (A) hereof, (I) ninth, to pay any other Obligations other than Obligations owed to Defaulting Lenders (including being paid, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral), (J) tenth, ratably to pay any Obligations owed to Defaulting Lenders; and (K) eleventh to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law. (iv) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).

78 7490664.6 (v) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(ii) shall not apply to any payment made by Borrowers to Agent and specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document. (vi) For purposes of Section 2.4(b)(iii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (vii) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4, then the provisions of Section 2.3(g) shall control and govern, and if otherwise, then the terms and provisions of this Section 2.4 shall control and govern. (c) Reduction of Revolver Commitments. The Revolver Commitments shall terminate on the Maturity Date or earlier termination thereof pursuant to the terms of this Agreement. Borrowers may reduce the Revolver Commitments, without premium or penalty, to an amount not less than $350,000,000. Each such reduction shall be in an amount which is not less than $10,000,000 shall be made by providing not less than five Business Days’ prior written notice to Agent, and shall be irrevocable and no more than five (5) reductions may be made during the term of this Agreement. The Revolver Commitments, once reduced, may not be increased. Each such reduction of the Revolver Commitments shall reduce the Revolver Commitments of each Lender proportionately in accordance with its ratable share thereof. In connection with any reduction in the Revolver Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board. (d) Optional Prepayments. Borrowers may prepay the principal of any Revolving Loan at any time in whole or in part, without premium or penalty, but shall include all breakage and similar costs incurred by a Lender. Notwithstanding anything to the contrary contained herein, so long as no Application Event exists or has occurred and is continuing, Borrowers may direct how an optional prepayment shall be applied. (e) Mandatory Prepayments. (i) Borrowing Base. If, at any time, (A) the Revolver Usage on such date exceeds (B) the lesser of (x) the Borrowing Base reflected in the Borrowing Base Certificate most recently delivered by Borrowers to Agent, or (y) the Maximum Revolver Amount, in all cases as adjusted for Reserves established by Agent in accordance with Section 2.1(c), then Borrowers shall immediately prepay the Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the amount of such excess. (ii) Cash Dominion Event. At any time a Cash Dominion Event exists or has occurred and is continuing, all proceeds of Collateral shall be applied to the Obligations.

79 7490664.6 (iii) [Reserved]. (iv) Indebtedness. If a Cash Dominion Event exists or has occurred and is continuing, then within one Business Day of the date of incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in amounts up to the lesser of (A) the amount required so that after giving effect to such payments, the Excess Availability is equal to or greater than the applicable amount specified in clause (a) of the definition of Cash Dominion Event (without regard to the reference to three Business Days in such clause (a)) or (B) 100% of the Net Cash Proceeds received by such Person in connection with such incurrence. The provisions of this Section 2.4(e)(iv) shall not be deemed to be implied consent to any such incurrence otherwise prohibited by the terms of this Agreement. (v) Equity. If a Cash Dominion Event exists or has occurred and is continuing, then within one Business Day of the date of the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests (other than (A) in the event that any Loan Party or any of its Subsidiaries forms any Subsidiary in accordance with the terms hereof, the issuance by such Subsidiary of Equity Interests to such Loan Party or such Subsidiary, as applicable, (B) the issuance of Equity Interests by Administrative Borrower to any Person that is an equity holder of Administrative Borrower prior to such issuance (a “Subject Holder”) so long as such Subject Holder did not acquire any Equity Interests of Administrative Borrower so as to become a Subject Holder concurrently with, or in contemplation of, the issuance of such Equity Interests to such Subject Holder, (C) the issuance of Equity Interests of Administrative Borrower to directors, officers and employees of Administrative Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors, (D) the issuance of Equity Interests of Administrative Borrower in order to finance the purchase consideration (or a portion thereof) in connection with a Permitted Acquisition, and (E) the issuance of Equity Interests by a Subsidiary of a Loan Party to its parent or member in connection with the contribution by such parent or member to such Subsidiary of the proceeds of an issuance described in clauses (A) – (E) above), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in amounts up to the lesser of (x) amount required so that after giving effect to such payments the Excess Availability is equal to or greater than the applicable amount specified in clause (a) of the definition of Cash Dominion Event (without regard to the reference to three Business Days in such clause (a)) or (y) 100% of the Net Cash Proceeds received by such Person in connection with such issuance. The provisions of this Section 2.4(e)(v) shall not be deemed to be implied consent to any such issuance otherwise prohibited by the terms of this Agreement. (f) Application of Payments. Each prepayment pursuant to Section 2.4(e) shall, (1) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Revolving Loans until paid in full, and second, to cash collateralize the Letters of Credit in an amount equal to 105% of the then outstanding Letter of Credit Usage, and (2) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(iii). 2.5 Promise to Pay; Promissory Notes. (a) Borrowers agree to pay the Lender Group Expenses on the earlier of (i) the first day of the month following the date on which the applicable Lender Group Expenses were first incurred, or (ii) the date on which demand therefor is made by Agent (it being acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes

80 7490664.6 of this subclause (ii)). Borrowers promise to pay all of the Obligations (including principal, interest, premiums, if any, fees, costs, and expenses (including Lender Group Expenses)) in full on the Maturity Date or, if earlier, on the date on which the Obligations (other than the Bank Product Obligations) become due and payable pursuant to the terms of this Agreement. Borrowers agree that their obligations contained in the first sentence of this Section 2.5(a) shall survive payment or satisfaction in full of all other Obligations. (b) Any Lender may request that any portion of its Commitments or the Loans made by it be evidenced by one or more promissory notes. In such event, Borrowers shall execute and deliver to such Lender the requested promissory notes payable to the order of such Lender in a form furnished by Agent and reasonably satisfactory to Borrowers. Thereafter, the portion of the Commitments and Loans evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein. 2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations. (a) Interest Rates. Except as provided in Section 2.6(c), all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest as follows: (i) if the relevant Obligation is a SOFR Loan, at a per annum rate equal to the Adjusted Term SOFR plus the SOFR Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin. (b) Letter of Credit Fee. Borrowers shall pay Agent (for the ratable benefit of the Revolving Lenders), a Letter of Credit fee (the “Letter of Credit Fee”) (which fee shall be in addition to the fronting fees and commissions, other fees, charges and expenses set forth in Section 2.11(k)) that shall accrue at a per annum rate equal to the SOFR Margin times the average amount of the Letter of Credit Usage during the immediately preceding month. (c) Default Rate. (i) Automatically upon the occurrence and during the continuation of an Event of Default under Section 8.4 or 8.5 and (ii) upon the occurrence and during the continuation of any other Event of Default (other than an Event of Default under Section 8.4 or 8.5), at the direction of Agent or the Required Lenders, and upon written notice by Agent to Borrowers of such direction (provided, that such notice shall not be required for any Event of Default under Section 8.1), (A) all Loans and all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest at a per annum rate equal to two percentage points above the per annum rate otherwise applicable thereunder, and (B) the Letter of Credit Fee shall be increased to two percentage points above the per annum rate otherwise applicable hereunder. (d) Payment. Except to the extent provided to the contrary in Section 2.10, Section 2.11(k) or Section 2.12(a), (i) all interest and all other fees payable hereunder or under any of the other Loan Documents (other than Letter of Credit Fees) shall be due and payable, in arrears, on the first day of each month, (ii) all Letter of Credit Fees payable hereunder, and all fronting fees and all commissions, other fees, charges and expenses provided for in Section 2.11(k) shall be due and payable, in arrears, on the first Business Day of each month, and (iii) all costs and expenses payable hereunder or under any of the other Loan Documents, and all other Lender Group Expenses shall be due and payable on the earlier of (x) the first day of the month following the date on which the applicable costs, expenses, or Lender Group Expenses were first incurred, or (y) the date on which demand therefor is made by Agent (it being

81 7490664.6 acknowledged and agreed that any charging of such costs, expenses or Lender Group Expenses to the Loan Account pursuant to the provisions of the following sentence shall be deemed to constitute a demand for payment thereof for the purposes of this subclause (y)). Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge to the Loan Account (A) on the first day of each month, all interest accrued during the prior month on the Revolving Loans, (B) on the first Business Day of each month, all Letter of Credit Fees accrued or chargeable hereunder during the prior month, (C) as and when incurred or accrued, all fees and costs provided for in Section 2.10(a) or (c), (D) on the first day of each month, the Unused Line Fee accrued during the prior month pursuant to Section 2.10(b), (E) as and when due and payable, all other fees payable hereunder or under any of the other Loan Documents, (F) as and when incurred or accrued, all other Lender Group Expenses, and (G) as and when due and payable all other payment obligations payable under any Loan Document or any Bank Product Agreement (including any amounts due and payable to the Bank Product Providers in respect of Bank Products). All amounts (including interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document or under any Bank Product Agreement) charged to the Loan Account shall thereupon constitute Revolving Loans hereunder, shall constitute Obligations hereunder, and shall initially accrue interest at the rate then applicable to Revolving Loans that are Base Rate Loans (unless and until converted into SOFR Loans in accordance with the terms of this Agreement). (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year (or 365 days (or 366 days in a leap year), as the case may be, in the case of Revolving Loans for which the Base Rate is used), in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate. (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, that anything contained herein to the contrary notwithstanding, if such rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess. (g) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Administrative Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. 2.7 Crediting Payments. The receipt of any payment item by Agent shall not be required to be considered a payment on account unless such payment item is a wire transfer of immediately available funds made to Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a

82 7490664.6 Business Day on or before 4:30 p.m. If any payment item is received into Agent’s Account on a non- Business Day or after 4:30 p.m. on a Business Day (unless Agent, in its sole discretion, elects to credit it on the date received), it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. 2.8 Designated Account. Agent is authorized to make the Revolving Loans, and Issuing Bank is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrowers agree to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Revolving Loans requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrowers, any Revolving Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account. 2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with all Revolving Loans (including Extraordinary Advances) made by Agent or the Lenders to Borrowers or for Borrowers’ account, the Letters of Credit issued or arranged by Issuing Bank for Borrowers’ account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers’ account. Agent shall make available to Borrowers monthly statements regarding the Loan Account, including the principal amount of the Revolving Loans, interest accrued hereunder, fees accrued or charged hereunder or under the other Loan Documents, and a summary itemization of all charges and expenses constituting Lender Group Expenses accrued hereunder or under the other Loan Documents, and each such statement, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after Agent first makes such a statement available to Borrowers, Borrowers shall deliver to Agent written objection thereto describing the error or errors contained in such statement. 2.10 Fees. (a) Agent Fees. Borrowers shall pay to Agent, for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter. (b) Unused Line Fee. Borrowers shall pay to Agent, for the ratable account of the Revolving Lenders, an unused line fee (the “Unused Line Fee”) in an amount equal to the Applicable Unused Line Fee Percentage per annum times the result of (i) the aggregate amount of the Revolver Commitments, less (ii) the Average Revolver Usage during the immediately preceding month (or portion thereof), which Unused Line Fee shall be due and payable, in arrears, on the first day of each month from and after the Closing Date up to the first day of the month prior to the date on which the Obligations are paid in full and on the date on which the Obligations are paid in full. (c) Field Examination and Other Fees. Borrowers shall pay to Agent, field examination, appraisal, and valuation fees and charges, as and when incurred or chargeable, as follows (i) a fee of $1,000 per day, per examiner, plus reasonable documented out-of-pocket expenses (including travel, meals, and lodging) for each field examination of any Loan Party or its Subsidiaries performed by or on behalf of Agent, and (ii) the reasonable documented out-of-pocket fees, charges or expenses paid or incurred by Agent if it elects to employ the services of one or more third Persons to appraise the Collateral, or any portion thereof; provided, that, Borrowers’ obligation to reimburse Agent for such expenses shall be limited as set forth in Section 5.7.

83 7490664.6 2.11 Letters of Credit. (a) Subject to the terms and conditions of this Agreement, upon the request of Borrowers made in accordance herewith, and prior to the Maturity Date, Issuing Bank agrees to issue a requested standby Letter of Credit or a sight commercial Letter of Credit for the account of Borrowers. By submitting a request to Issuing Bank for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be (i) irrevocable and made in writing by an Authorized Person, (ii) delivered to Agent and Issuing Bank via telefacsimile or other electronic method of transmission reasonably acceptable to Agent and Issuing Bank and reasonably in advance of the requested date of issuance, amendment, renewal, or extension, and (iii) subject to Issuing Bank’s authentication procedures with results satisfactory to Issuing Bank. Each such request shall be in form and substance reasonably satisfactory to Agent and Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent or Issuing Bank may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that Issuing Bank generally requests for Letters of Credit in similar circumstances. Issuing Bank’s records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a Loan Party or one of its Subsidiaries in respect of (x) a lease of real property, or (y) an employment contract. (b) Issuing Bank shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested issuance: (i) the Letter of Credit Usage would exceed the Letter of Credit Sublimit, or (ii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Revolving Loans, or (iii) the Letter of Credit Usage would exceed the Borrowing Base at such time less the outstanding principal balance of the Revolving Loans at such time. (c) In the event there is a Defaulting Lender as of the date of any request for the issuance of a Letter of Credit, Issuing Bank shall not be required to issue or arrange for such Letter of Credit to the extent (i) the Defaulting Lender’s Letter of Credit Exposure with respect to such Letter of Credit may not be reallocated pursuant to Section 2.3(g)(ii), or (ii) Issuing Bank has not otherwise entered into arrangements reasonably satisfactory to it and Borrowers to eliminate Issuing Bank’s risk with respect to the participation in such Letter of Credit of the Defaulting Lender, which arrangements may include Borrowers cash collateralizing such Defaulting Lender’s Letter of Credit Exposure in accordance with Section 2.3(g)(ii). Additionally, Issuing Bank shall have no obligation to issue or extend a Letter of Credit if (A) any order, judgment, or decree of any Governmental Authority or arbitrator shall, by its terms, purport to enjoin or restrain Issuing Bank from issuing such Letter of Credit, or any law applicable to Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Issuing Bank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letter of Credit in particular, (B) the issuance of such Letter of Credit would violate one or more policies of Issuing Bank applicable to letters

84 7490664.6 of credit generally, or (C) if amounts demanded to be paid under any Letter of Credit will not or may not be in United States Dollars. (d) Any Issuing Bank (other than Wells Fargo or any of its Affiliates) shall notify Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Bank issues any Letter of Credit. In addition, each Issuing Bank (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such Issuing Bank during the prior calendar week. Borrowers and the Lender Group hereby acknowledge and agree that all Existing Letters of Credit shall constitute Letters of Credit under this Agreement on and after the Closing Date with the same effect as if such Existing Letters of Credit were issued by Issuing Bank at the request of Borrowers on the Closing Date. Each Letter of Credit shall be in form and substance reasonably acceptable to Issuing Bank, including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Bank makes a payment under a Letter of Credit, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the Business Day such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 3) and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans. If a Letter of Credit Disbursement is deemed to be a Revolving Loan hereunder, Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to Issuing Bank shall be automatically converted into an obligation to pay the resulting Revolving Loan. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to Section 2.11(e) to reimburse Issuing Bank, then to such Revolving Lenders and Issuing Bank as their interests may appear. (e) Promptly following receipt of a notice of a Letter of Credit Disbursement pursuant to Section 2.11(d), each Revolving Lender agrees to fund its Pro Rata Share of any Revolving Loan deemed made pursuant to Section 2.11(d) on the same terms and conditions as if Borrowers had requested the amount thereof as a Revolving Loan and Agent shall promptly pay to Issuing Bank the amounts so received by it from the Revolving Lenders. By the issuance of a Letter of Credit (or an amendment, renewal, or extension of a Letter of Credit) and without any further action on the part of Issuing Bank or the Revolving Lenders, Issuing Bank shall be deemed to have granted to each Revolving Lender, and each Revolving Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by Issuing Bank, in an amount equal to its Pro Rata Share of such Letter of Credit, and each such Revolving Lender agrees to pay to Agent, for the account of Issuing Bank, such Revolving Lender’s Pro Rata Share of any Letter of Credit Disbursement made by Issuing Bank under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of Issuing Bank, such Revolving Lender’s Pro Rata Share of each Letter of Credit Disbursement made by Issuing Bank and not reimbursed by Borrowers on the date due as provided in Section 2.11(d), or of any reimbursement payment that is required to be refunded (or that Agent or Issuing Bank elects, based upon the advice of counsel, to refund) to Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of Issuing Bank, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement pursuant to this Section 2.11(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Revolving Lender fails to make available to Agent the amount of such Revolving Lender’s Pro Rata Share of a Letter of Credit Disbursement as provided in this Section, such Revolving Lender shall be deemed to be a Defaulting Lender and Agent (for the account of Issuing Bank) shall be entitled to recover such amount on demand

85 7490664.6 from such Revolving Lender together with interest thereon at the Defaulting Lender Rate until paid in full. (f) Each Borrower agrees to indemnify, defend and hold harmless each member of the Lender Group (including Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including Issuing Bank, a “Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other documented costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any Letter of Credit Related Person (other than Taxes, which shall be governed by Section 16) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of this Agreement, any Letter of Credit, any Issuer Document, or any Drawing Document referred to in or related to any Letter of Credit, or any action or proceeding arising out of any of the foregoing (whether administrative, judicial or in connection with arbitration); in each case, including that resulting from the Letter of Credit Related Person’s own negligence; provided, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. This indemnification provision shall survive termination of this Agreement and all Letters of Credit. (g) The liability of Issuing Bank (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Borrowers that are caused directly by Issuing Bank’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit. Borrowers’ aggregate remedies against Issuing Bank and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Bank in respect of the honored presentation in connection with such Letter of Credit under Section 2.11(d), plus interest at the rate then applicable to Base Rate Loans hereunder. Borrowers shall take action to avoid and mitigate the amount of any damages claimed against Issuing Bank or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of, and (y) the amount (if any) of the loss that would have been avoided had Borrowers taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Bank to effect a cure. (h) Borrowers are responsible for the final text of the Letter of Credit as issued by Issuing Bank, irrespective of any assistance Issuing Bank may provide such as drafting or recommending text or by Issuing Bank’s use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Issuing Bank, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. Borrowers are solely responsible for the suitability of the Letter of Credit for Borrowers’ purposes. If Borrowers request

86 7490664.6 Issuing Bank to issue a Letter of Credit for an affiliated or unaffiliated third party (an “Account Party”), (i) such Account Party shall have no rights against Issuing Bank; (ii) Borrowers shall be responsible for the application and obligations under this Agreement; and (iii) communications (including notices) related to the respective Letter of Credit shall be among Issuing Bank and Borrowers. Borrowers will examine the copy of the Letter of Credit and any other documents sent by Issuing Bank in connection therewith and shall promptly notify Issuing Bank (not later than three Business Days following Borrowers’ receipt of documents from Issuing Bank) of any non-compliance with Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity. Borrowers understand and agree that Issuing Bank is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Borrowers do not at any time want the then current expiration date of such Letter of Credit to be extended, Borrowers will so notify Agent and Issuing Bank at least 30 calendar days before Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit. (i) Borrowers’ reimbursement and payment obligations under this Section 2.11 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever; provided, that subject to Section 2.11(g) above, the foregoing shall not release Issuing Bank from such liability to Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against Issuing Bank following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Borrowers to Issuing Bank arising under, or in connection with, this Section 2.11 or any Letter of Credit. (j) Without limiting any other provision of this Agreement, Issuing Bank and each other Letter of Credit Related Person (if applicable) shall not be responsible to Borrowers for, and Issuing Bank’s rights and remedies against Borrowers and the obligation of Borrowers to reimburse Issuing Bank for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Bank’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit); (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request;

87 7490664.6 (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to any Borrower; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and any Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be; (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Bank if subsequently Issuing Bank or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons. (k) Borrowers shall pay promptly (but in any event within five Business Days) upon demand to Agent for the account of Issuing Bank as non-refundable fees, commissions, and charges (it being acknowledged and agreed that any charging of such fees, commissions, and charges to the Loan Account pursuant to the provisions of Section 2.6(d) shall be deemed to constitute a demand for payment thereof for the purposes of this Section 2.11(k)): (i) a fronting fee which shall be imposed by Issuing Bank equal to 0.125% per annum times the average amount of the Letter of Credit Usage during the immediately preceding month (or portion thereof), plus (ii) any and all other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, Issuing Bank, or by any adviser, confirming institution or entity or other nominated person, relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals or cancellations). (l) If by reason of (x) any Change in Law, or (y) compliance by Issuing Bank or any other member of the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Board of Governors as from time to time in effect (and any successor thereto):

88 7490664.6 (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued or caused to be issued hereunder or hereby, or any Loans or obligations to make Loans hereunder or hereby, or (ii) there shall be imposed on Issuing Bank or any other member of the Lender Group any other condition regarding any Letter of Credit, Loans, or obligations to make Loans hereunder, and the result of the foregoing is to increase, directly or indirectly, the cost to Issuing Bank or any other member of the Lender Group of issuing, making, participating in, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate Issuing Bank or any other member of the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, that (A) Borrowers shall not be required to provide any compensation pursuant to this Section 2.11(l) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Borrowers, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 2.11(l), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto. (m) Each standby Letter of Credit shall expire not later than the date that is 12 months after the date of the issuance of such Letter of Credit; provided, that any standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration; provided further, that with respect to any Letter of Credit which extends beyond the Maturity Date, Letter of Credit Collateralization shall be provided therefor on or before the date that is five Business Days prior to the Maturity Date. Each commercial Letter of Credit shall expire on the earlier of (i) 120 days after the date of the issuance of such commercial Letter of Credit and (ii) five Business Days prior to the Maturity Date. (n) If (i) any Event of Default shall occur and be continuing, or (ii) Availability shall at any time be less than zero, then on the Business Day following the date when the Administrative Borrower receives notice from Agent or the Required Lenders (or, if the maturity of the Obligations has been accelerated, Revolving Lenders with Letter of Credit Exposure representing greater than 50% of the total Letter of Credit Exposure) demanding Letter of Credit Collateralization pursuant to this Section 2.11(n) upon such demand, Borrowers shall provide Letter of Credit Collateralization with respect to the then existing Letter of Credit Usage. If Borrowers fail to provide Letter of Credit Collateralization as required by this Section 2.11(n), the Revolving Lenders may (and, upon direction of Agent, shall) advance, as Revolving Loans the amount of the cash collateral required pursuant to the Letter of Credit Collateralization provision so that the then existing Letter of Credit Usage is cash collateralized in accordance with the Letter of Credit Collateralization provision (whether or not the Revolver Commitments have terminated, an Overadvance exists or the conditions in Section 3 are satisfied). (o) Unless otherwise expressly agreed by Issuing Bank and Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.

89 7490664.6 (p) Issuing Bank shall be deemed to have acted with due diligence and reasonable care if Issuing Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. (q) In the event of a direct conflict between the provisions of this Section 2.11 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.11 shall control and govern. (r) The provisions of this Section 2.11 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding. (s) At Borrowers’ costs and expense, Borrowers shall execute and deliver to Issuing Bank such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by Issuing Bank to enable Issuing Bank to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce Issuing Banks’ rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. Each Borrower irrevocably appoints Issuing Bank as its attorney-in-fact and authorizes Issuing Bank, without notice to Borrowers, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest. 2.12 SOFR Option. (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option, subject to Section 2.12(b) hereof (the “SOFR Option”) to have interest on all or a portion of the Revolving Loans be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a SOFR Loan, or upon continuation of a SOFR Loan as a SOFR Loan) at a rate of interest based upon Adjusted Term SOFR. Interest on SOFR Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; provided, that, subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than three months in duration, interest shall be payable at three month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period, (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers have properly exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, at the written election of Agent or the Required Lenders, Borrowers no longer shall have the option to request that Revolving Loans bear interest at a rate based upon Adjusted Term SOFR. (b) SOFR Election. (i) Borrowers may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the SOFR Option by notifying Agent prior to 2:00 p.m. at least three U.S. Government Securities Business Days prior to the commencement of the

90 7490664.6 proposed Interest Period (the “SOFR Deadline”). Notice of Borrowers’ election of the SOFR Option for a permitted portion of the Revolving Loans and an Interest Period pursuant to this Section shall be made by delivery to Agent of a SOFR Notice received by Agent before the SOFR Deadline. Promptly upon its receipt of each such SOFR Notice, Agent shall provide a notice thereof to each of the affected Lenders. (ii) Each SOFR Notice shall be irrevocable and binding on Borrowers. In connection with each SOFR Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment or required assignment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any SOFR Notice delivered pursuant hereto (such losses, costs, or expenses, “Funding Losses”). (iii) A certificate of Agent or a Lender delivered to Borrowers setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrowers shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate; provided, that Borrowers shall not be required to provide any compensation pursuant to this Section 2.12(b) for any such Funding Losses incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to Administrative Borrower. If a payment of a SOFR Loan on a day other than the last day of the applicable Interest Period would result in a Funding Loss, Agent may, in its sole discretion at the request of Borrowers, hold the amount of such payment as cash collateral in support of the Obligations until the last day of such Interest Period and apply such amounts to the payment of the applicable SOFR Loan on such last day of such Interest Period, it being agreed that Agent has no obligation to so defer the application of payments to any SOFR Loan and that, in the event that Agent does not defer such application, Borrowers shall be obligated to pay any resulting Funding Losses. (iv) Unless Agent, in its sole discretion, agrees otherwise, Borrowers shall have not more than six (6) SOFR Loans in effect at any given time. Borrowers may only exercise the SOFR Option for proposed SOFR Loans of at least $1,000,000. (c) Conversion; Prepayment. Borrowers may convert SOFR Loans to Base Rate Loans or prepay SOFR Loans at any time; provided, that in the event that SOFR Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any prepayment through the required application by Agent of any payments or proceeds of Collateral in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii). (d) Special Provisions Applicable to Term SOFR and Adjusted Term SOFR. (i) Adjusted Term SOFR may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs (other than Taxes which shall be governed by Section 16), in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, or pursuant to any Change in Law or change in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at Adjusted Term SOFR. In any such event, the affected Lender shall give Borrowers and Agent written notice (which shall include a certificate setting forth the basis for adjusting Adjusted Term SOFR and the method for determining the amount of

91 7490664.6 such adjustment) of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (A) require such Lender to furnish to Borrowers a statement setting forth in reasonable detail the basis for adjusting Adjusted Term SOFR and the method for determining the amount of such adjustment set forth in such certificate, or (B) repay the SOFR Loans determined with reference to Adjusted Term SOFR or the Base Rate Loans determined with reference to Term SOFR, in each case, of such Lender with respect to which such adjustment is made (together with any amounts due under Section 2.12(b)(ii) hereof). Notwithstanding the foregoing, Borrowers shall not be required to compensate any Lender pursuant to this Section 2.12(d)(i) for such additional or increased costs set forth in such certificate more than 180 days prior to the date that such Lender delivers such certificate; provided, that if the change in applicable law or reserve requirements giving rise to such additional or increased costs is retroactive then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (ii) Subject to the provisions set forth in Section 2.12(d)(iii) hereof, in the event that any change in market conditions or any Change in Law shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) or to continue such funding or maintaining, or to determine or charge interest rates at the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or SOFR, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (y)(i) in the case of any SOFR Loans of such Lender that are outstanding, such SOFR Loans of such Lender will be deemed to have been converted to Base Rate Loans on the last day of the Interest Period of such SOFR Loans, if such Lender may lawfully continue to maintain such SOFR Loans, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, and thereafter interest upon the SOFR Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans (and if applicable, without reference to the Term SOFR component thereof) and (ii) in the case of any such Base Rate Loans of such Lender that are outstanding and that are determined with reference to Term SOFR, interest upon the Base Rate Loans of such Lender after the date specified in such Lender’s notice shall accrue interest at the rate then applicable to Base Rate Loans without reference to the Term SOFR component thereof and (z) Borrowers shall not be entitled to elect the SOFR Option and Base Rate Loans shall not be determined with reference to the Term SOFR component thereof, in each case, until such Lender determines that it would no longer be unlawful or impractical to do so. (iii) Benchmark Replacement Setting. (A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Agent and Administrative Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all affected Lenders and Administrative Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.12(d)(iii) will occur prior to the applicable Benchmark Transition Start Date. (B) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will

92 7490664.6 become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (C) Notices; Standards for Decisions and Determinations. Agent will promptly notify Administrative Borrower and the Lenders of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Agent will notify Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(d)(iii)(D) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12(d)(iii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12(d)(iii). (D) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (2) if a tenor that was removed pursuant to clause (1) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor (E) Benchmark Unavailability Period. Upon Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (1) Administrative Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Administrative Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (2) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to match fund any Obligation as to which interest accrues at Adjusted Term SOFR or the Term SOFR Reference Rate. 2.13 Capital Requirements.

93 7490664.6 (a) If, after the date hereof, Issuing Bank or any Lender determines that (i) any Change in Law regarding capital, liquidity or reserve requirements for banks or bank holding companies, or (ii) compliance by Issuing Bank or such Lender, or their respective parent bank holding companies, with any guideline, request or directive of any Governmental Authority regarding capital adequacy or liquidity requirements (whether or not having the force of law), has the effect of reducing the return on Issuing Bank’s, such Lender’s, or such holding companies’ capital or liquidity as a consequence of Issuing Bank’s or such Lender’s commitments, Loans, participations or other obligations hereunder to a level below that which Issuing Bank, such Lender, or such holding companies could have achieved but for such Change in Law or compliance (taking into consideration Issuing Bank’s, such Lender’s, or such holding companies’ then existing policies with respect to capital adequacy or liquidity requirements and assuming the full utilization of such entity’s capital) by any amount deemed by Issuing Bank or such Lender to be material, then Issuing Bank or such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, in writing, Borrowers agree to pay Issuing Bank or such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by Issuing Bank or such Lender of a statement in the amount and setting forth in reasonable detail Issuing Bank’s or such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, Issuing Bank or such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of Issuing Bank or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of Issuing Bank’s or such Lender’s right to demand such compensation; provided, that Borrowers shall not be required to compensate Issuing Bank or a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that Issuing Bank or such Lender notifies Borrowers of such Change in Law giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided further, that if such claim arises by reason of the Change in Law that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (b) If Issuing Bank or any Lender requests additional or increased costs referred to in Section 2.11(l) or Section 2.12(d)(i) or amounts under Section 2.13(a) or sends a notice under Section 2.12(d)(ii) relative to changed circumstances (such Issuing Bank or Lender, an “Affected Lender”), then, at the request of Administrative Borrower, such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or would eliminate the illegality or impracticality of funding or maintaining SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers’ obligation to pay any future amounts to such Affected Lender pursuant to Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or to enable Borrowers to obtain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR), then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.11(l), Section 2.12(d)(i) or Section 2.13(a), as applicable, or indicates that it is no longer unlawful or impractical to fund or maintain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR)o, may designate a different Issuing Bank or substitute a Lender or prospective Lender, in each case, reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and

94 7490664.6 such Affected Lender’s commitments hereunder (a “Replacement Lender”), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and commitments pursuant to Section 13.1, and upon such purchase by the Replacement Lender, which such Replacement Lender shall be deemed to be “Issuing Bank” or a “Lender” (as the case may be) for purposes of this Agreement and such Affected Lender shall cease to be “Issuing Bank” or a “Lender” (as the case may be) for purposes of this Agreement. (c) Notwithstanding anything herein to the contrary, the protection of Sections 2.11(l), 2.12(d), and 2.13 shall be available to Issuing Bank and each Lender (as applicable) regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, judicial ruling, judgment, guideline, treaty or other change or condition which shall have occurred or been imposed, so long as it shall be customary for issuing banks or lenders affected thereby to comply therewith. Notwithstanding any other provision herein, neither Issuing Bank nor any Lender shall demand compensation pursuant to this Section 2.13 if it shall not at the time be the general policy or practice of Issuing Bank or such Lender (as the case may be) to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any. 2.14 Incremental Facilities. (a) At any time during the period from and after the Closing Date, at the option of Borrowers (but subject to the conditions set forth in clause (b) below), the Revolver Commitments and the Maximum Revolver Amount may be increased by an amount in the aggregate for all such increases of the Revolver Commitments and the Maximum Revolver Amount not to exceed the Available Revolver Increase Amount (each such increase, an “Increase”). Agent shall invite each Lender to increase its Revolver Commitments (it being understood that no Lender shall be obligated to increase its Revolver Commitments) in connection with a proposed Increase at the interest margin proposed by Borrowers, and if sufficient Lenders do not agree to increase their Revolver Commitments in connection with such proposed Increase, then Agent or Borrowers may invite any prospective lender who is reasonably satisfactory to Agent and Borrowers to become a Lender in connection with a proposed Increase. Any Increase shall be in an amount of at least $5,000,000 (or such lesser amount as may be agreed to by Agent) and integral multiples of $1,000,000 in excess thereof. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Revolver Commitments exceed $150,000,000. (b) Each of the following shall be conditions precedent to any Increase of the Revolver Commitments and the Maximum Revolver Amount in connection therewith: (i) Borrowers shall deliver to Agent a certificate of each Loan Party dated as of the effective date of such Facility Increase (the “Increase Effective Date”) signed by an Authorized Person of each Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) certifying that, before and after giving effect to such increase, the representations and warranties contained in the Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (ii) Borrowers shall have paid such fees and other compensation to Agent as may be agreed; (iii) Borrowers shall deliver to Agent and Lenders an opinion or opinions, in form and substance reasonably satisfactory to Agent, from counsel to Borrowers reasonably satisfactory to Agent and dated the Increase Effective Date,

95 7490664.6 (iv) Borrowers shall have delivered such other Loan Documents with respect to such Increase as Agent may reasonably request, (v) as of the Increase Effective Date and after giving effect thereto, no Default or Event of Default exists or has occurred and is continuing, (vi) The Interest Rate and other terms with respect to the Increase shall be same as for all other Revolving Loans, (vii) Agent or Borrowers have obtained the commitment of one or more Lenders (or other prospective lenders) as determined by Borrowers and reasonably satisfactory to Agent to provide the applicable Increase and any such Lenders (or prospective lenders), Borrowers, and Agent have signed a joinder agreement to this Agreement (an “Increase Joinder”), in form and substance reasonably satisfactory to Agent, to which such Lenders (or prospective lenders), Borrowers, and Agent are party, (viii) each of the conditions precedent set forth in Section 3.2 are satisfied, (ix) in connection with any Increase, if any Loan Party or any of its Subsidiaries owns or will acquire any Margin Stock, Borrowers shall deliver to Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as Agent shall reasonably request, in order to enable Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the Federal Reserve Board, and (c) Unless otherwise specifically provided herein, all references in this Agreement and any other Loan Document to Revolving Loans shall be deemed, unless the context otherwise requires, to include Revolving Loans made pursuant to the increased Revolver Commitments and Maximum Revolver Amount pursuant to this Section 2.14. (d) Each of the Lenders having a Revolver Commitment prior to the Increase Date (the “Pre-Increase Revolver Lenders”) shall assign to any Lender which is acquiring a new or additional Revolver Commitment on the Increase Date (the “Post-Increase Revolver Lenders”), and such Post- Increase Revolver Lenders shall purchase from each Pre-Increase Revolver Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in Letters of Credit on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letters of Credit will be held by Pre- Increase Revolver Lenders and Post-Increase Revolver Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased Revolver Commitments. (e) The Revolving Loans, Revolver Commitments, and Maximum Revolver Amount established pursuant to this Section 2.14 shall constitute Revolving Loans, Revolver Commitments, and Maximum Revolver Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of any such new Revolver Commitments and Maximum Revolver Amount. 2.15 Joint and Several Liability of Borrowers.

96 7490664.6 (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. Accordingly, each Borrower hereby waives any and all suretyship defenses that would otherwise be available to such Borrower under applicable law. (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due, whether upon maturity, acceleration, or otherwise, or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligations until such time as all of the Obligations are paid in full, and without the need for demand, protest, or any other notice or formality. (d) The Obligations of each Borrower under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 2.15(d)) or any other circumstances whatsoever. (e) Without limiting the generality of the foregoing and except as otherwise expressly provided in this Agreement, each Borrower hereby waives presentments, demands for performance, protests and notices, including notices of acceptance of its joint and several liability, notice of any Revolving Loans or any Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Agreement, notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any right to proceed against any other Borrower or any other Person, to proceed against or exhaust any security held from any other Borrower or any other Person, to protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Borrower, any other Person, or any collateral, to pursue any other remedy in any member of the Lender Group’s or any Bank Product Provider’s power whatsoever, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement), any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which each Borrower may now or at any time hereafter have against any other Borrower or any other party liable to any member of the Lender Group or any Bank Product Provider, any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, and any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider including any defense based upon an impairment or elimination of such Borrower’s rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against any other Borrower. Without limiting the generality of the foregoing, each Borrower

97 7490664.6 hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or any Agent or Lender. Each of the Borrowers waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each of the Borrowers. Each of the Borrowers waives any defense based on or arising out of any defense of any Borrower or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Borrower or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent, any other member of the Lender Group, or any Bank Product Provider may have against any Borrower or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Borrowers hereunder except to the extent the Obligations have been paid. (f) Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers’ financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. (g) The provisions of this Section 2.15 are made for the benefit of Agent, each member of the Lender Group, each Bank Product Provider, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, any Bank Product Provider, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or

98 7490664.6 any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made. (h) Each Borrower hereby agrees that it will not enforce any of its rights that arise from the existence, payment, performance or enforcement of the provisions of this Section 2.15, including rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, any other member of the Lender Group, or any Bank Product Provider against any Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder or under any of the Bank Product Agreements are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor. If any amount shall be paid to any Borrower in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall forthwith be paid to Agent to be credited and applied to the Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (the “Foreclosed Borrower”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Borrower whether pursuant to this Agreement or otherwise. 3. CONDITIONS; TERM OF AGREEMENT. 3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make the initial extensions of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 to this Agreement (the making of such initial extensions of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent). 3.2 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Revolving Loans hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent: (a) the representations and warranties of each Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and

99 7490664.6 warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof. 3.3 Maturity. The Commitments shall continue in full force and effect for a term ending on the Maturity Date (unless terminated earlier in accordance with the terms hereof). 3.4 Effect of Maturity. On the Maturity Date, all commitments of the Lender Group to provide additional credit hereunder shall automatically be terminated and all of the Obligations (other than Hedge Obligations) immediately shall become due and payable without notice or demand and Borrowers shall be required to repay all of the Obligations (other than Hedge Obligations) in full. No termination of the obligations of the Lender Group (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan Document and Agent’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been paid in full. When all of the Obligations have been paid in full, Agent will, at Borrowers’ sole expense, execute and deliver any termination statements (or alternatively, authorize in writing Administrative Borrower or a representative designated by Administrative Borrower to file termination statements, the form of which has been approved in writing by Agent), lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent and to return pledged collateral in its possession. 3.5 Early Termination by Borrowers. Borrowers have the option, at any time upon seven Business Days’ prior written notice to Agent, to repay all of the Obligations in full and terminate the Commitments. The foregoing notwithstanding, (a) Borrowers may rescind termination notices relative to proposed payments in full of the Obligations with the proceeds of third party Indebtedness if the closing for such issuance or incurrence does not happen on or before the date of the proposed termination (in which case, a new notice shall be required to be sent in connection with any subsequent termination), and (b) Borrowers may extend the date of termination at any time with the consent of Agent (which consent shall not be unreasonably withheld or delayed). 3.6 Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Revolving Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the conditions subsequent set forth on Schedule 3.6 (the failure by Loan Parties or Parent to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof (unless such date is extended, in writing, by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), shall constitute an Event of Default). 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender Group to enter into this Agreement, each Loan Party makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such

100 7490664.6 materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Revolving Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Revolving Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement: 4.1 Due Organization and Qualification; Subsidiaries. (a) Each Loan Party and each of its Subsidiaries (other than any Immaterial Subsidiary) (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. (b) Set forth on Schedule 4.1(b) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Equity Interests of each Loan Party, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. (c) Set forth on Schedule 4.1(c) to this Agreement (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Equity Interests authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Parent and each Loan Party. All of the outstanding Equity Interests of each such Subsidiary has been validly issued and is fully paid and non-assessable. (d) Except as set forth on Schedule 4.1(d) to this Agreement, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s or any of its Subsidiaries’ Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests. 4.2 Due Authorization; No Conflict. (a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party. (b) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a

101 7490664.6 breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. 4.3 Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date. 4.4 Binding Obligations; Perfected Liens. (a) Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. (b) Agent’s Liens are validly created, perfected (other than (i) in respect of motor vehicles that are subject to a certificate of title, (ii) money, (iii) letter-of-credit rights (other than supporting obligations), (iv) commercial tort claims (other than those that, by the terms of the Guaranty and Security Agreement, are required to be perfected), and (v) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by clauses (i) and (ii) of Section 7(c) of the Guaranty and Security Agreement, and subject only to the filing of financing statements, the recordation of the Patent Security Agreement and the Trademark Security Agreement and the entry into the Control Agreements in accordance with the Guaranty and Security Agreement, in each case, in the appropriate filing offices), and first priority Liens, subject only to Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens, or the interests of lessors under Capital Leases. 4.5 Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and marketable title to (in the case of fee interests in Real Property), (b) valid leasehold interests in or valid rights to use (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all Accounts, Inventory and other material personal property, other than assets subject to Capitalized Lease Obligations), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby, other than minor defects in title (but excluding any Accounts or Inventory included in the Borrowing Base) that do not materially interfere with its ability to conduct its business as currently conducted and to utilize such property and assets for their intended purposes. All of such assets are free and clear of Liens except for Permitted Liens. 4.6 Litigation.

102 7490664.6 (a) There are no actions, suits, or proceedings pending or, to the knowledge of any Borrower threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. (b) Schedule 4.6(b) to this Agreement sets forth a complete and accurate description of each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $5,000,000 that, as of the Closing Date, is pending or, to the knowledge of any Borrower, after due inquiry, threatened against a Loan Party or any of its Subsidiaries. 4.7 Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. 4.8 No Material Adverse Effect. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since December 30, 2017, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect. 4.9 Solvency. (a) The Loan Parties, on a consolidated basis, are Solvent. (b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. 4.10 Employee Benefits. (a) Except as set forth on Schedule 4.10, no Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Pension Plan or Multiemployer Plan; provided, that if a Loan Party or any of its ERISA Affiliates maintains or contributes to a new Pension Plan or Multiemployer Plan after the Closing Date, Administrative Borrower shall amend such Schedule 4.10 on or prior to the date of becoming a party to or under such Pension Plan or Multiemployer Plan. (b) Except with a Permitted Multiemployer Withdrawal or as a result of the PBGC Funding Waiver Obligations, each Loan Party and each of the ERISA Affiliates has complied in all respects with ERISA, the IRC and all applicable laws regarding each Benefit Plan, except where such noncompliance could not reasonably be expected to result in a Material Adverse Effect. (c) Each Pension Plan is, and has been, maintained in compliance with ERISA, the IRC, all applicable laws and the terms of each such Pension Plan, except where such noncompliance could not reasonably be expected to result in a Material Adverse Effect.

103 7490664.6 (d) Except as set forth on Schedule 4.10, each Pension Plan that is intended to qualify under Section 401(a) of the IRC has received a favorable determination letter from the Internal Revenue Service or is entitled to rely on an opinion letter provided under a volume submitted program, except with respect to a Permitted Multiemployer Withdrawal or as a result of the PBGC Funding Waiver Obligations,. To the knowledge of each Loan Party and the ERISA Affiliates, nothing has occurred which would prevent, or cause the loss of, such qualification. (e) No liability to the PBGC (other than for the payment of current premiums which are not past due) by any Loan Party or ERISA Affiliate has been incurred or is reasonably expected by any Loan Party or ERISA Affiliate to be incurred with respect to any Pension Plan, except in connection with the PBGC Funding Waiver Obligations and other funding obligations that require a Loan Party to increase the annual cash contribution by an amount greater than $10,000,000 in the aggregate after the Closing Date. (f) Except in connection with a Permitted Multiemployer Withdrawal, no ERISA Event exists that could reasonably be expected to result in a Material Adverse Effect or result in an increase in any funding obligations that require a Loan Party to increase the annual cash contribution by an amount greater than $10,000,000 in the aggregate after the Closing Date (when combined with any increases in connection with a Permitted Multiemployer Withdrawal). (g) No Loan Party or ERISA Affiliate has provided any security under Section 436 of the IRC or otherwise under the IRC or ERISA, except to secure the PBGC Funding Waiver Obligations or has been consented to by Agent in its Permitted Discretion so long as such Lien is junior and subordinate to the Lien in favor of Agent on terms acceptable to Agent. 4.11 Environmental Condition. Except as set forth on Schedule 4.11 to this Agreement or as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (a) to each Borrower’s knowledge, none of the properties or assets currently owned or operated by any Loan Party or any Subsidiary of a Loan Party has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to each Borrower’s knowledge, none of the assets currently owned or operated by any Loan Party or any Subsidiary of any Loan Party has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability. 4.12 Complete Disclosure. All factual information taken as a whole (other than forward- looking information and projections and information of a general economic nature and general information about the industry of Parent and its Subsidiaries) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of Parent and its Subsidiaries) hereafter furnished by or on behalf of Parent or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact

104 7490664.6 necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections delivered to Agent on August 22, 2017 represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent, Parent’s and each Loan Party’s good faith estimate, on the date such Projections are delivered, of Parent’s its Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Parent to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Parent and its Subsidiaries, and no assurances can be given that such Projections will be realized, and although reflecting Parent’s and each Loan Party’s good faith estimate, projections or forecasts based on methods and assumptions which Parent and Loan Parties believed to be reasonable at the time such Projections were prepared, are not to be viewed as facts, and that actual results during the period or periods covered by the Projections may differ materially from projected or estimated results). 4.13 Patriot Act. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”). 4.14 Integrated Economic Enterprise. Borrowers and Guarantors make up a related organization of various entities constituting a single economic and business enterprise so that Borrowers and Guarantors share an identity of interests such that any benefit received by any one of them benefits the others. Certain Borrowers and Guarantors render services to or for the benefit of the other Borrowers and/or Guarantors, as the case may be, purchase or sell and supply goods to or from or for the benefit of the others, make loans, advances and provide other financial accommodations to or for the benefit of the other Borrowers and Guarantors (including among other things, the payment by Borrowers and Guarantors of creditors of the other Borrowers or Guarantors and guarantees by Borrowers and Guarantors of indebtedness of the other Borrowers and Guarantors and provide administrative, marketing, payroll and management services to or for the benefit of the other Borrowers and Guarantors). Borrowers and Guarantors have the same chief executive office, centralized accounting and legal services, certain common officers and directors and generally do not provide consolidating financial statements to creditors. 4.15 Payment of Taxes. Except as otherwise permitted under Section 5.5, all material Tax returns of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed (taking into account any permitted extensions thereof), and all Taxes shown on such Tax returns to be due and payable and all other material Taxes upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid, other than any Tax being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as reserves or other appropriate provisions, as shall be required in conformity with GAAP shall have been made therefor. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all Taxes not yet due and payable. No Borrower knows of any proposed material Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided, that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. 4.16 Margin Stock. Neither any Loan Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for

105 7490664.6 the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrowers will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock. 4.17 Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. 4.18 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Parent and none of its Subsidiaries is in violation of any Sanctions. Parent and none of its Subsidiaries nor, to the knowledge of Parent and each Loan Party, any director, officer, employee, agent or Affiliate of Parent or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of Parent and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of Parent and its Subsidiaries, and to the knowledge of Parent and each Loan Party, each director, officer, employee, agent and Affiliate of Parent and each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Lender, Bank Product Provider, or other individual or entity participating in any transaction). 4.19 Employee and Labor Matters. Except as could not reasonably be expected to result in a Material Adverse Effect, there is (a) no unfair labor practice complaint pending or, to the knowledge of any Loan Party, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or, to the knowledge of any Loan Party threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (c) to the knowledge of any Loan Party no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. None of any Loan Party or its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied, except to the extent such liability could not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Loan Parties, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

106 7490664.6 4.20 [Reserved]. 4.21 Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them. 4.22 Eligible Accounts. As to each Account that is identified by Borrowers as an Eligible Account in a Borrowing Base Certificate submitted to Agent, such Account is not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts. 4.23 Eligible Inventory. As to each item of Inventory that is identified by Borrowers as Eligible Inventory, Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory or Eligible Re-Load Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent- discretionary criteria) set forth in the definition of Eligible Inventory (in the case of Eligible In-Transit Inventory, after giving effect to any exclusions therefrom specified in the definition of Eligible In-Transit Inventory). 4.24 [Reserved]. 4.25 Location of Inventory. The Inventory of Borrowers and the other Loan Parties and their Subsidiaries is located only at, or in-transit to or between, the locations identified on Schedule 4.25 to this Agreement (as such Schedule may be updated pursuant to Section 5.14). 4.26 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof. 4.27 Cedar Creek Acquisition. (a) Borrowers and Guarantors (i) have delivered to Agent complete and correct copies of all of the material Cedar Creek Acquisition Documents, including all schedules and exhibits to each such document, which are set forth on Schedule 4.27(a) hereto and (ii) represent and warrant that all of the material Cedar Creek Acquisition Documents are set forth on Schedule 4.27(a) hereto. The execution, delivery and performance of each of the Cedar Creek Acquisition Documents has been duly authorized by all necessary action on the part of each Borrower who is a party thereto. Each Cedar Creek Acquisition Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights. No Loan Party is in default in the performance or compliance with any material provisions thereof. All representations and warranties made by a Loan Party in the Cedar Creek Acquisition Documents and in the certificates delivered in connection therewith are true and correct in all material respects. To each Loan Party’s knowledge, none of the representations or warranties by the Stockholder Representative or any of the Cedar Creek Acquired Companies in the Cedar Creek Acquisition Documents contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Effect. (b) As of the Closing Date, (i) the Cedar Creek Acquisition has been consummated in all material respects, in accordance with all applicable laws, (ii) all requisite approvals by Governmental

107 7490664.6 Authorities having jurisdiction over Loan Parties and, to each Loan Party’s knowledge, the Stockholder Representative or any of the Cedar Creek Acquired Companies, with respect to the Cedar Creek Acquisition, have been obtained (including filings or approvals required under the Hart-Scott-Rodino Antitrust Improvements Act), except for any approval the failure to obtain could not reasonably be expected to be material to the interests of Agent and Lenders, (iii) the Cedar Creek Acquisition Documents sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby and (iv) after giving effect to the Transactions, Loan Parties will have good title to the assets acquired pursuant to the Cedar Creek Acquisition Documents, free and clear of all Liens other than Permitted Liens. 4.28 Material Contracts. Set forth on Schedule 4.28 (as such Schedule may be updated from time to time in accordance herewith) is a reasonably detailed description of the Material Contracts of each Loan Party and its Subsidiaries as of the most recent date on which Borrowers provided the Compliance Certificate pursuant to Section 5.1; provided, that Borrowers may amend Schedule 4.28 to add additional Material Contracts so long as such amendment occurs by written notice to Agent on the date that Borrowers provide the Compliance Certificate. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to each Loan Party’s knowledge, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 6.6(b)), and (c) is not in default due to the action or inaction of the applicable Loan Party or its Subsidiary. 4.29 Hedge Agreements. On each date that any Hedge Agreement is executed by any Hedge Provider, Borrower and each other Loan Party satisfy all eligibility, suitability and other requirements under the Commodity Exchange Act (7 U.S.C. § 1, et seq., as in effect from time to time) and the Commodity Futures Trading Commission regulations. 5. AFFIRMATIVE COVENANTS. Each Loan Party covenants and agrees that, until the termination of all of the Commitments and payment in full of the Obligations: 5.1 Financial Statements, Reports, Certificates. Borrowers (a) will deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 to this Agreement no later than the times specified therein, (b) agree that no Subsidiary of Parent or a Loan Party will have a fiscal year different from that of Parent and the Loan Parties, (c) agree to maintain a system of accounting that enables Borrowers to produce financial statements in accordance with GAAP, and (d) agree that they will, and will cause each other Loan Party to, keep a reporting system that shows all material additions, sales, claims, returns, and allowances with respect to their and their Subsidiaries’ sales. 5.2 Reporting. Borrowers (a) will deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the reports set forth on Schedule 5.2 to this Agreement at the times specified therein, and (b) agree to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule. 5.3 Existence. Except as otherwise permitted under Section 6.3 or Section 6.4, each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect

108 7490664.6 such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. 5.4 Maintenance of Properties. Each Loan Party will, and will cause each of its Subsidiaries to, maintain and preserve all of its assets that are necessary or used in the proper conduct of its business in good working order and condition, ordinary wear, tear, casualty, and condemnation and Permitted Dispositions excepted (and except where the failure to so maintain and preserve such assets could not reasonably be expected to result in a Material Adverse Effect). 5.5 Taxes. Each Borrower and each Guarantor shall, and shall cause each of its Subsidiaries to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except (i) for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower, such Guarantor or such Subsidiary, as the case may be and with respect to which adequate reserves have been set aside on its books in accordance with GAAP and (ii) as could not reasonably be expected to cause a Material Adverse Effect. 5.6 Insurance. Each Loan Party will, and will cause each of its Subsidiaries to, at Borrowers’ expense, maintain insurance respecting each of each Loan Party’s and its Subsidiaries’ assets wherever located, covering liabilities, losses or damages as are customarily are insured against by other Persons engaged in same or similar businesses and similarly situated and located, including the R&W Insurance. All such policies of insurance shall be with financially sound and reputable insurance companies reasonably acceptable to Agent and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and, in any event, in amount, adequacy, and scope reasonably satisfactory to Agent (it being agreed that the identity of the insurer, amount, adequacy, and scope of the policies of insurance of Borrowers in effect as of the Closing Date are acceptable to Agent). All property insurance policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the lender’s loss payable and additional insured endorsements in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. Borrowers shall maintain flood insurance on all fee owned Real Property constituting Collateral (if any), from such providers, in amounts and on terms in accordance with the Flood Laws or as otherwise satisfactory to all Lenders. If any Loan Party or its Subsidiaries fails to maintain such insurance, Agent may arrange for such insurance, but at Borrowers’ expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Borrowers shall give Agent prompt notice of (i) any loss exceeding $10,000,000 covered by the casualty or business interruption insurance of any Loan Party or its Subsidiaries or (ii) of any claim exceeding $1,000,000 covered by the R&W Insurance. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. If an Event of Default then exists, Agent may apply any insurance proceeds received by Agent to the cost of repairs or replacement of Collateral and/or to payment of the Obligations (including business interruption

109 7490664.6 insurance) then due in the order and manner required under Section 2.4(b)(iii). Upon application of such proceeds to the Obligations, Loans may be available subject and pursuant to the terms hereof to be used for the costs of repair or replacement of the Collateral lost or damages resulting in the payment of such insurance proceeds. So long as no Event of Default exists, all other insurance proceeds may be collected by Borrowers and Guarantors. 5.7 Inspection. (a) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent, any Lender, and each of their respective duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees (provided, that an authorized representative of a Borrower shall be allowed to be present) at such reasonable times and intervals as Agent or any Lender, as applicable, may designate and, so long as no Event of Default has occurred and is continuing, with reasonable prior notice to Borrowers and during regular business hours, at Borrowers’ expense, subject to the limitations set forth below in Section 5.7(c). Notwithstanding anything to the contrary in this Section 5.7, no Loan Party or any Subsidiary of any Loan Party shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discuss, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to Agent or any Lender (or their respective representatives or contractors) is prohibited by law or fiduciary duty or (iii) is subject to attorney client or similar privilege or constitutes attorney work-product; provided, that, in the event that any such Loan Party or Subsidiary does not provide any information requested in connection with an examination or a discussion permitted under this Section 5.7 in reliance on the preceding clause (i), (ii) or (iii) due to any law or fiduciary duty or privilege concerns, such Loan Party or Subsidiary shall provide notice to Agent that such information is being withheld and, in the case of clause (i) upon the request of Agent, such Loan Party or Subsidiary shall communicate the applicable information to Agent subject to a confidentiality agreement reasonable acceptable to Agent and such Loan Party or Subsidiary. (b) Each Loan Party will, and will cause each of its Subsidiaries to, permit Agent and each of its duly authorized representatives or agents to conduct field examinations, appraisals or valuations at such reasonable times and intervals as Agent may designate, at Borrowers’ expense in accordance with the provisions of the Fee Letter, subject to the limitations set forth below in Section 5.7(c). (c) So long as no Event of Default exists or has occurred and is continuing, Borrowers shall be obligated to pay for only 1 field examinations in any 12 month period; provided, that, if Excess Availability is less than the greater of (i) $75,000,000 and (ii) 15% of the Line Cap, then Borrowers shall be obligated to pay for up to 2 field examinations in any 12 month period. (d) So long as no Event of Default exists or has occurred and is continuing, Borrowers shall be obligated to pay for only 1 inventory appraisals in any 12 month period; provided, that, if Excess Availability is less than the greater of (i) $75,000,000 and (ii) 15% of the Line Cap, then Borrowers shall be obligated to pay for up to 2 inventory appraisal in any 12 month period.. (e) Borrowers shall be required to pay for field examinations and appraisals conducted in connection with a proposed Permitted Acquisition (whether or not consummated) and if an Event of Default exists or has occurred and is continuing. 5.8 Compliance with Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental

110 7490664.6 Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.9 Environmental. Each Loan Party will, and will cause each of its Subsidiaries to, (a) Keep any property either owned or operated by any Loan Party or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) Comply with Environmental Laws and provide to Agent documentation of any non- compliance that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (c) Promptly notify Agent of any release of which any Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party or its Subsidiaries that individually or in the aggregate, could reasonably be expected to result in liability to the Parent and/or any of its Subsidiaries of $10,000,000 or more, and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and (d) Promptly, but in any event within 10 Business Days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of a Loan Party or its Subsidiaries, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against a Loan Party or its Subsidiaries that could reasonably be expected to result in the imposition of Environmental Liabilities with respect to such Environmental Action in excess of $1,000,000, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority regarding any liability of the Parent and/or its Subsidiaries of $10,000,000 or more. 5.10 Disclosure Updates. Each Loan Party will, promptly and in no event later than five Business Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein (taken as a whole) not materially misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto. 5.11 Formation of Subsidiaries. Each Loan Party will, at the time that any Loan Party forms any direct or indirect Subsidiary, acquires any direct or indirect Subsidiary after the Closing Date, within 20 Business Days of such event (or such later date as permitted by Agent in its sole discretion) (a) cause such new Subsidiary (i) if such Subsidiary is a Domestic Subsidiary and Administrative Borrower requests, subject to the consent of Agent, that such Domestic Subsidiary be joined as a Borrower hereunder, to provide to Agent a Joinder to this Agreement, and (ii) to provide to Agent a joinder to the Guaranty and Security Agreement, in each case, together with such other security agreements, all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary); provided, that the Joinder, the joinder to the Guaranty and Security Agreement, and such other security agreements shall not be required to be provided to Agent with respect to any Subsidiary of any Loan Party that is a CFC, (b) provide, or cause the applicable Loan Party to provide, to Agent a pledge agreement (or

111 7490664.6 an addendum to the Guaranty and Security Agreement) and appropriate certificates and powers or financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary in form and substance reasonably satisfactory to Agent; provided, that only 65% of the total outstanding voting Equity Interests of any first tier Subsidiary of a Loan Party that is a CFC or a CFC Holdco (and none of the Equity Interests of any Subsidiary of such CFC or CFC Holdco) shall be required to be pledged, and (c) provide to Agent all other documentation, including the Governing Documents of such Subsidiary and one or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall constitute a Loan Document. As of the date hereof, no Real Property has been taken as Collateral. 5.12 Further Assurances. Each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, opinions of counsel, and all other documents (the “Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent’s Liens in all of the assets of each of the Loan Parties (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal) (other than any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement) pursuant to Section 3 of the Guaranty and Security Agreement), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided, that the foregoing shall not apply to any Subsidiary of a Loan Party that is a CFC or CFC Holdco. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time not to exceed five Business Days following the request to do so, each Borrower and each other Loan Party hereby authorizes Agent to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of, and not in limitation of, the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Loan Parties, including all of the outstanding capital Equity Interests its Subsidiaries (in each case, other than with respect to any assets expressly excluded from the Collateral (as defined in the Guaranty and Security Agreement) pursuant to Section 3 of the Guaranty and Security Agreement). 5.13 [Reserved]. 5.14 Location of Inventory; Chief Executive Office. Each Loan Party will, and will cause each of its Subsidiaries to, keep (a) their Inventory and Equipment only at the locations identified on Schedule 4.25 to this Agreement (provided that Borrowers may amend Schedule 4.25 to this Agreement so long as such amendment occurs by written notice to Agent not less than 10 days prior to the date on which such Inventory or Equipment is moved to such new location and such new location is within the continental United States), and (b) their respective chief executive offices only at the locations identified on Schedule 7 to the Guaranty and Security Agreement as may be amended with 10 Business Days’ prior notice to the Agent so long as such new location is within the continental United States. Each Loan Party will, and will cause each of its Subsidiaries to, use their commercially reasonable efforts to obtain Collateral Access Agreements for each of the locations identified on Schedule 7 to the Guaranty and Security Agreement and Schedule 4.25 to this Agreement. 5.15 Compliance with ERISA and the IRC. Other than in connection with a Permitted Multiemployer Withdrawal, as a result of the PBGC Funding Waiver Obligations or which could not reasonably be expected to result in an increase in the annual cash funding obligations by the Loan Parties by an amount greater than $10,000,000 (when combined with any increases in connection with a

112 7490664.6 Permitted Multiemployer Withdrawal) in the aggregate after the Closing Date, each Loan Party shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Benefit Plan and Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and State law; (b) cause each Pension Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) not terminate any Pension Plan so as to incur any material liability to the PBGC; (d) not allow or suffer to exist any prohibited transaction involving any Pension Plan or any trust created thereunder which would subject such Loan Party or such ERISA Affiliate to a material tax or other material liability on prohibited transactions imposed under Section 4975 of the Code or ERISA; (e) make all required contributions to any Pension Plan or Multiemployer Plan which it is obligated to pay under Sections 302 or 303 of ERISA, Sections 412 or 430 of the Code or the terms of such plan; (f) not allow or suffer to exist any violation of the “minimum funding standards” (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any such Pension Plan; (g) not engage in a transaction that could be subject to Section 4069 of ERISA; or (h) not allow or suffer to exist any “reportable event” under ERISA or the occurrence of any event or condition which presents a material risk of termination by the PBGC of any Pension Plan that is a single employer plan, which termination could result in any material liability to the PBGC. 5.16 OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. Parent and each Loan Party will, and will cause each of its Subsidiaries to comply with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Parent and each of the Loan Parties and their Subsidiaries shall implement and maintain in effect policies and procedures designed to ensure compliance by Parent, the Loan Parties and their Subsidiaries and their respective directors, officers, employees and agents with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Parent and each of the Loan Parties shall and shall cause their respective Subsidiaries to comply with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. 5.17 End of Fiscal Years and Fiscal Quarters; Changes in Accounting Practices. (a) Each Borrower and each Guarantor shall, for financial reporting purposes, cause its, and each of its Subsidiaries’ (i) fiscal years to end on the dates set forth on Schedule 5.17 hereto as fiscal year ends, (ii) fiscal quarters to end on the dates set forth on Schedule 5.17 hereto as fiscal quarter ends and (iii) fiscal months to end on the dates set forth on Schedule 5.17 hereto as fiscal month ends. (b) Each Borrower and each Guarantor shall not materially change any of its accounting policies except as may be required or permitted in accordance with GAAP. 6. NEGATIVE COVENANTS. Each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations: 6.1 Indebtedness. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness. 6.2 Liens. Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

113 7490664.6 6.3 Restrictions on Fundamental Changes. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) Other than in order to consummate a Permitted Acquisition or the Cedar Creek Acquisition, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests; provided, that any Subsidiary of any Borrower or any Guarantor that is not another Guarantor or another Borrower may merge with or into or consolidate with any other Subsidiary of any Borrower or any Guarantor that is not another Guarantor or another Borrower, (i) a domestic Subsidiary of any Borrower (other than another Borrower or a Guarantor) may merge with and into such Borrower so long as (A) such Borrower is the surviving entity of such merger, (B) as of the effective date of the merger and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (C) Administrative Borrower provides Agent not less than 10 Business Days’ prior written notice thereof, (D) Borrowers and Guarantors execute and deliver, prior to or simultaneously with any such action, any and all documents and agreements requested by Agent to perfect the security interests and liens granted to Agent hereunder in the assets of such Subsidiary which are being transferred to such Borrower pursuant to such merger, (E) such Borrower shall not assume any liabilities of such subsidiary in excess of $10,000,000 (unless otherwise agreed to by Agent in its Permitted Discretion), and (F) Agent shall have received, true, correct and complete copies of all agreements, documents and instruments relating to such merger, including, but not limited to, the certificate or certificates of merger to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (ii) any Borrower may merge with and into another Borrower so long as (A) as of the effective date of the merger and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (B) Administrative Borrower provides Agent not less than 10 Business Days’ prior written notice thereof, (C) Borrowers and Guarantors execute and deliver, prior to or simultaneously with any such action, any and all documents and agreements requested by Agent to confirm the continuation and preservation of all security interests and liens granted to Agent hereunder, and (D) Agent shall have received, true, correct and complete copies of all agreements, documents and instruments relating to such merger, including, but not limited to, the certificate or certificates of merger to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), and (iii) any Guarantor may merge with and into another Guarantor so long as (A) as of the effective date of the merger and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (B) Administrative Borrower provides Agent not less than 10 Business Days’ prior written notice thereof, (C) Borrowers and Guarantors execute and deliver, prior to or simultaneously with any such action, any and all documents and agreements reasonably requested by Agent to confirm the continuation and preservation of all security interests and liens granted to Agent hereunder, and (D) Agent shall have received, true, correct and complete copies of all material agreements, documents and instruments relating to such merger, including, but not limited to, the certificate or certificates of merger to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (b) wind up, liquidate or dissolve itself or any Subsidiary of a Loan Party, unless, (i) in the case of any such Subsidiary that is a Guarantor (A) no Default or Event of Default exists or has occurred and is continuing, and (B) such Subsidiary is no longer operating or holds nominal assets, and (ii) in the case of any such Subsidiary that is a Non-Loan Party, such Subsidiary and no longer operating and holds nominal assets, and (iii) in the case of any such Subsidiary that is either a Guarantor or a Non- Loan Party, promptly (but in any event within not less than 10 Business Days) after the commencement of such winding up, liquidation or dissolution, any assets of such Subsidiary (A) that would constitute

114 7490664.6 Collateral are transferred to a Loan Party so that such assets are subject to Agent’s first priority perfected security interest or (B) are subject to a Permitted Disposition, (c) suspend or cease operating a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with a transaction permitted under Section 6.4, or (d) change its classification/status for U.S. federal income tax purposes. 6.4 Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Sections 6.3 or 6.9, each Loan Party will not, and will not permit any of its Subsidiaries to, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of its or their assets. 6.5 Nature of Business. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any change in the nature of its or their business as described in Schedule 6.5 to this Agreement or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, that the foregoing shall not prevent any Loan Party and Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business. 6.6 Prepayments and Amendments. Each Loan Party will not, and will not permit any of its Subsidiaries to, (a) Except in connection with Refinancing Indebtedness permitted by Section 6.1, (i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted Intercompany Advances, or (D) other Indebtedness so long as (1) such prepayments or redemptions do not exceed up to $50,000,000 in the aggregate in any fiscal year of Loan Parties and on and after giving effect to any such prepayment or redemption, no Default or Event of Default exists or has occurred and is continuing and (2) for such prepayments or redemption in excess of $50,000,000 in any fiscal year so long as on and after giving effect to any such prepayment or redemption, the Payment Conditions are satisfied, or (ii) make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions, unless before and after giving effect to such payment, the Payment Conditions have been satisfied or (b) Directly or indirectly, amend, modify, or change any of the terms or provisions of: (i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness that has been contractually subordinated in right of payment to the Obligations except as permitted under the subordination terms and conditions, (ii) [Reserved]; (iii) any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness that is secured by a Lien on Collateral except as permitted by the terms of any intercreditor agreement between Agent and the holder of such Lien;

115 7490664.6 (iv) any mortgage, agreement, instrument, document, indenture, or other writing evidencing or concerning any Permitted Mortgage Loan Financing that would have the effect, directly or indirectly, of (A) increasing the sum of the then outstanding aggregate principal amount of such Indebtedness in excess of the amount permitted under clause (a) of the definition of Permitted Mortgage Loan Financing, (B) adding or modifying any restriction on payment or prepayment of the Obligations, (C) adding or modifying any payment or prepayment provision with respect to such Indebtedness that would cause such Indebtedness to no longer satisfy the requirements of Permitted Mortgage Loan Financing, (D) adding any restriction on amendments, waivers or other modifications to this Agreement or the other Loan Documents or (E) contravene the provisions of this Agreement or any of the other Loan Documents,; and (v) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders. 6.7 Restricted Payments. Each Loan Party will not, and will not permit any of its Subsidiaries to, make any Restricted Payment; provided, that so long as it is permitted by law, (a) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Loan Parties may make distributions to former employees, officers, or directors of Parent and its Subsidiaries (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Parent held by such Persons; provided, that the aggregate amount of such redemptions made by Loan Parties during the term of this Agreement that is not funded with Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness, does not exceed $25,000,000 in any fiscal year, (b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Loan Parties may make distributions to former employees, officers, or directors of Parent and its Subsidiaries (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Loan Parties on account of repurchases of the Equity Interests of Parent held by such Persons; provided, that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Parent, (c) Parent and its Subsidiaries may declare and make Restricted Payments payable solely in its Equity Interests, (d) in the event Loan Parties file a consolidated, combined, unitary or similar type income tax return with Parent, Loan Parties shall be permitted to make distributions to Parent to permit Parent to pay federal and state income taxes then due and payable, provided that the amount of such distribution shall not be greater than the amount of such taxes that would have been due and payable by Loan Parties and their relevant subsidiaries had Loan Parties not filed a consolidated, combined, unitary or similar type return with Parent, (e) (i) (A) any wholly-owned Subsidiary of a Loan Party may make Restricted Payments to a Borrower or a Guarantor, and (B) any Subsidiary that is not wholly-owned by a Loan Party or a wholly-owned Subsidiary of a Loan Party may make Restricted Payments to a Borrower or a Guarantor based on its relative ownership interests of the relevant class of Equity Interests, (ii) (A) any wholly- owned Subsidiary that is not a Loan Party may make Restricted Payments to a Non-Loan Party, and (B) any Subsidiary that is not a Loan Party and that is not wholly-owned by a Loan Party may make Restricted Payments to a Non-Loan Party based on its relative ownership interests of the relevant class of Equity Interests, and (iii) so long as the Payment Conditions are satisfied, (A) any Loan Party that is a

116 7490664.6 Subsidiary of a Non-Loan Party may make Restricted Payments to a Non-Loan Party, and (B) any Loan Party and that is not wholly-owned by a Non- Loan Party may make Restricted Payments to a Non-Loan Party based on its relative ownership interests of the relevant class of Equity Interests, (f) Loan Parties may make payments required by the Cedar Creek Acquisition Agreement as in effect on the date hereof, or (g) other Restricted Payments; provided, that, (i) the aggregate amount of all such payments shall not exceed $50,000,000 during any fiscal year and (ii) as of the date of any such payment and after giving effect thereto, no Default or Event of Default exists or has occurred and is continuing, provided, further, that, Borrowers may make additional Restricted Payments in excess of $50,000,000 in any fiscal year so long as, as of the date of any such payment and after giving effect thereto, each of the Payment Conditions is satisfied. 6.8 Accounting Methods. Each Loan Party will not, and will not permit any of its Subsidiaries to, modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP). 6.9 Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments. 6.10 Transactions with Affiliates. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction with any Affiliate of any Loan Party or any of its Subsidiaries except for: (a) transactions (other than the payment of management, consulting, monitoring, or advisory fees) between such Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or its Subsidiaries, on the other hand, so long as such transactions (i) are fully disclosed to Agent prior to the consummation thereof, if they involve one or more payments by such Loan Party or its Subsidiaries in excess of $25,000,000 for any single transaction or series of related transactions, and (ii) are no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate, (b) any indemnity provided for the benefit of directors (or comparable managers) of a Loan Party or one of its Subsidiaries so long as it has been approved by such Loan Party’s or such Subsidiary’s board of directors (or comparable governing body) in accordance with applicable law, (c) the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and outside directors of a Loan Party or one of its Subsidiaries in the ordinary course of business, consistent with industry practice and in accordance with applicable law, (d) (i) transactions solely among the Loan Parties, and (ii) transactions solely among Subsidiaries of Loan Parties that are not Loan Parties, (e) transactions permitted by Section 6.3, Section 6.4, Section 6.7, or Section 6.9, (f) [Reserved], (g) agreements for the non-exclusive licensing of intellectual property, or distribution of products, in each case, among the Loan Parties and their Subsidiaries for the purpose of the counterparty

117 7490664.6 thereof operating its business, and agreements for the assignment of intellectual property from any Loan Party or any of its Subsidiaries to any Loan Party, and (h) payments by Loan Parties required to be made under (i) the SPE Master Lease in accordance with the terms of the SPE Master Lease as in effect on the date hereof or (ii) any other lease between one or more of the Loan Parties and a SPE Propco so long as such lease is on market terms and no less favorable, taken as a whole, to such Loan Party or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate. 6.11 Use of Proceeds. (a) Each Loan Party will not, and will not permit any of its Subsidiaries to, use the proceeds of any Loan made hereunder for any purpose other than to finance the Transactions, to pay Transaction Costs, and consistent with the terms and conditions hereof, for their lawful and permitted purposes. (b) In no event will any part of the proceeds (i) of the Loans be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors, (ii) of any Loan or Letter of Credit be used, directly or indirectly, to make any payments to a Sanctioned Entity or a Sanctioned Person, to fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person, and (iii) of any Loan or Letter of Credit be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. 6.12 Limitation on Issuance of Equity Interests. Each Loan Party will not, and will not permit any of its Subsidiaries to, issue or sell any of its Equity Interests, except for the issuance or sale of Qualified Equity Interests. 6.13 Inventory or Equipment with Bailees. Each Borrower will not, and will not permit any of its Subsidiaries to, store its Inventory or Equipment at a location other than a location listed on Schedule 4.25 (as such Schedule may be amended in accordance with Section 5.14). 7. FINANCIAL COVENANTS. 7.1 Fixed Charge Coverage Ratio. During a FCCR Compliance Period, Parent and its Subsidiaries shall, when measured as of the month most recently ended for which Agent has received financial statements of Parent and its Subsidiaries as provided by Schedule 5.1, maintain, for the most recently ended period of 12 consecutive fiscal months on a consolidated basis, a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00. 8. EVENTS OF DEFAULT. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement: 8.1 Payments. If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender

118 7490664.6 Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of three Business Days, (b) all or any portion of the principal of the Loans, or (c) any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; 8.2 Covenants. If any Loan Party or any of its Subsidiaries: (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if any Borrower refuses to allow Agent or its representatives or agents to visit any Borrower’s properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of any Borrower), 5.10, 5.11, or 5.14 of this Agreement, (ii) Section 6 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 7 of the Guaranty and Security Agreement; or (b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in good standing in its jurisdiction of organization), 5.4, 5.5, 5.8, and 5.12 of this Agreement and such failure continues for a period of 15 Business Days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; or (c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 30 days after the earlier of (i) the date on which such failure shall first become known to any officer of any Borrower, or (ii) the date on which written notice thereof is given to Borrowers by Agent; 8.3 Judgments. If one or more judgments, orders, or awards for the payment of money involving individually or in the aggregate of $35,000,000 or more (except to the extent that such amount is fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of 60 consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award; 8.4 Voluntary Bankruptcy, etc. If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries; 8.5 Involuntary Bankruptcy, etc. If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein;

119 7490664.6 8.6 Default Under Other Agreements. (a) If there is a (i) default in the payment of any Indebtedness (other than the Revolving Loans or any Letters of Credit) the aggregate principal amount of which is in excess of $50,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Revolving Loans or any LC Obligation) the aggregate principal amount of which is in excess of the $50,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such Indebtedness in an aggregate principal amount greater than $50,000,000 to become due prior to its stated maturity (any applicable grace period having expired) and (b) if there occurs under any Hedge Agreement an early termination date resulting from (i) any default or event of default under such Hedge Agreement as to which any Loan Party is the defaulting party or (ii) any termination event under such Hedge Agreement as to which any Loan Party is an affected party and, in either event, the hedge termination value owed by such Loan Party as a result thereof is greater than $50,000,000; 8.7 Representations, etc. If any warranty, representation, certificate, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof; 8.8 Guaranties. If the obligations of any Guarantor under the guaranty contained in the Guaranty and Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement) or if any Guarantor repudiates or revokes or purports to repudiate or revoke any such guaranty; 8.9 Security Documents. If the Guaranty and Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, (except to the extent of Permitted Liens which are non-consensual Permitted Liens, permitted purchase money Liens or the interests of lessors under Capital Leases) first priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement, or (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time, $10,000,000; 8.10 Loan Documents. The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; 8.11 Change of Control. A Change of Control shall occur, whether directly or indirectly; 8.12 ERISA. The occurrence of any of the following events: (a) any Loan Party or ERISA Affiliate fails to make full payment when due of all amounts which any Loan Party or ERISA Affiliate is required to pay as contributions, installments, or otherwise to or with respect to a Pension Plan or Multiemployer Plan, and such failure could reasonably be expected to result in an increase in the annual cash funding obligations by the Loan Parties by an amount greater than $15,000,000 in the aggregate after

120 7490664.6 the Closing Date (when combined with any increases in connection with a Permitted Multiemployer Withdrawal or as a result of the PBGC Funding Waiver Obligations) or results in a Lien on the assets of any Loan Party, unless such Lien is junior and subordinate to the Lien in favor of Agent on terms acceptable to Agent, (b) an accumulated funding deficiency or funding shortfall occurs or exists with respect to any Pension Plan, unless such funding deficiency or funding shortfall is waived by the IRS and the PBGC in an manner reasonably acceptable to Agent in its Permitted Discretion, (c) an ERISA Event, which could reasonably be expected to result in an increase in the annual cash funding obligations by the Loan Parties by an amount greater than $15,000,000 in the aggregate after the Closing Date (when combined with any increases in connection with a Permitted Multiemployer Withdrawal or as a result of the PBGC Funding Waiver Obligations), either individually or in the aggregate, or results in a Lien on the assets of any Loan Party, unless such Lien is junior and subordinate to the Lien in favor of Agent on terms acceptable to Agent, or (d) other than in connection with a Permitted Multiemployer Withdrawal, any Loan Party or ERISA Affiliate completely or partially withdraws from one or more Multiemployer Plans and incurs Withdrawal Liability, or fails to make any Withdrawal Liability payment when due that results in an increase in the annual cash funding obligations by the Loan Parties by an amount greater than $15,000,000 in the aggregate after the Closing Date (when combined with any increases in connection with a Permitted Multiemployer Withdrawal or as a result of the PBGC Funding Waiver Obligations), or results in a Lien on the assets of any Loan Party, unless such Lien is junior and subordinate to the Lien in favor of Agent on terms acceptable to Agent; or 8.13 Subordination; Intercreditor Agreement. (a) The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness or provisions of the Intercreditor Agreement (or any other intercreditor agreement entered into by Agent after the date hereof with respect to Indebtedness of the Loan Parties) (any such provisions, the “Intercreditor Provisions”), shall, in whole or in any material part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Indebtedness, except in each case to the extent permitted by the terms of the applicable documentation or as otherwise agreed in writing by Agent; or (b) any Borrower or any other Loan Party shall disavow or contest in writing (i) the effectiveness, validity or enforceability of any of the Intercreditor Provisions, (ii) that the Intercreditor Provisions exist for the benefit of Agent and Lenders, or (iii) in the case of Subordinated Indebtedness referred to in clause (i) above, that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Intercreditor Provisions or in the case of any secured Indebtedness, that the Liens are subject to the priorities set forth in the applicable Intercreditor Provisions. 9. RIGHTS AND REMEDIES. 9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall (in each case under clauses (a) or (b) by written notice to Borrowers), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following: (a) by written notice to Borrowers, (i) declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by each Borrower, and (ii) direct Borrowers to provide (and Borrowers agree that upon receipt of such notice Borrowers will provide) Letter of Credit Collateralization to Agent to be held as security for Borrowers’

121 7490664.6 reimbursement obligations for drawings that may subsequently occur under issued and outstanding Letters of Credit; (b) by written notice to Borrowers, declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Revolving Lender to make Revolving Loans, and (ii) the obligation of Issuing Bank to issue Letters of Credit; and (c) exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents, under applicable law, or in equity. The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations (other than the Bank Product Obligations), inclusive of the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations), whether evidenced by this Agreement or by any of the other Loan Documents, shall automatically become and be immediately due and payable and Borrowers shall automatically be obligated to repay all of such Obligations in full (including Borrowers being obligated to provide (and Borrowers agree that they will provide) (1) Letter of Credit Collateralization to Agent to be held as security for Borrowers’ reimbursement obligations in respect of drawings that may subsequently occur under issued and outstanding Letters of Credit and (2) Bank Product Collateralization to be held as security for Borrowers’ or their Subsidiaries’ obligations in respect of outstanding Bank Products), without presentment, demand, protest, or notice or other requirements of any kind, all of which are expressly waived by Loan Parties. 9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Default or Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it. 10. WAIVERS; INDEMNIFICATION. 10.1 Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable. 10.2 The Lender Group’s Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by the Loan Parties (other than any thereof resulting from the gross negligence or willful misconduct of any Lender Related Person as determined by a final, non-appealable order of a court of competent jurisdiction). 10.3 Indemnification. Each Borrower shall pay, indemnify, defend, and hold the Agent- Related Persons, the Lender-Related Persons, the Issuing Bank, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all

122 7490664.6 claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable and documented fees and disbursements of attorneys (provided, that, the obligations to reimburse any Indemnified Person for legal fees and expenses shall be limited to reasonable and documented legal fees and expenses of one firm of counsel for all such Indemnified Persons and if necessary, of one local counsel in each appropriate jurisdiction (and, to the extent required by the subject matter, one specialist counsel for each such specialized area of law in each appropriate jurisdiction) and in the case of an actual or perceived conflict of interest, one counsel for such affected Indemnified Person), experts, or consultants and all other reasonable documented out-of-pocket costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided, that Borrowers shall not be liable for costs and expenses (including attorneys’ fees) of any Lender (other than Wells Fargo) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Parent’s and its Subsidiaries’ compliance with the terms of the Loan Documents (provided, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders that do not involve any acts or omissions of any Loan Party, or (ii) disputes solely between or among the Lenders and their respective Affiliates that do not involve any acts or omissions of any Loan Party; it being understood and agreed that the indemnification in this clause (a) shall extend to Agent (but not the Lenders unless the dispute involves an act or omission of a Loan Party) relative to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, or (iii) any claims for Taxes, which shall be governed by Section 16, other than Taxes which relate to primarily non-Tax claims), (b) with respect to any actual or prospective investigation, litigation, or proceeding related to this Agreement, any other Loan Document, the making of any Loans or issuance of any Letters of Credit hereunder, or the use of the proceeds of the Loans or the Letters of Credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Loan Party or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, no Borrower shall have any obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, advisors, representatives, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON. NOTWITHSTANDING THE FOREGOING, EACH INDEMNIFIED PERSON SHALL BE OBLIGATED TO REFUND AND RETURN ANY AND ALL AMOUNTS PAID BY BORROWERS UNDER THIS PARAGRAPH TO SUCH INDEMNIFIED PERSON FOR ANY SUCH FEES, EXPENSES OR DAMAGES TO THE EXTENT A COURT OF COMPETENT JURISDICTION FINALLY DETERMINES THAT SUCH INDEMNIFIED PERSON IS NOT ENTITLED TO PAYMENT OF SUCH AMOUNT IN ACCORDANCE WITH THE TERMS HEREOF.

123 7490664.6 11. NOTICES. Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to any Loan Party or Agent, as the case may be, they shall be sent to the respective address set forth below: If to any Loan Party: BlueLinx Corporation 4100 Wildwood Parkway Atlanta, Georgia 30339 Attention: Chief Financial Officer Fax No.: with copies to: BlueLinx Corporation If to Agent: 4100 Wildwood Parkway Atlanta, Georgia 30339 Attention: General Counsel Fax No. (770) 953-7008 Wells Fargo Bank, National Association 1100 Abernathy Road Suite 1600 Atlanta, Georgia 30328 Attn: Loan Portfolio Manager Fax No.: (877) 302-0360 with copies to: Otterbourg P.C. 230 Park Avenue New York, New York 10169 Attn: Valerie S. Mason, Esq. Fax No.: (212) 682-6104 Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or three Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). 12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

124 7490664.6 (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH LOAN PARTY AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b). (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH LOAN PARTY AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH OF PARENT AND EACH LOAN PARTY AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (d) EACH OF PARENT AND EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS

125 7490664.6 AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (e) NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, ANY OTHER LENDER, ISSUING BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. 13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS. 13.1 Assignments and Participations. (a) (i) Subject to the conditions set forth in clause (a)(ii) below, any Lender may assign and delegate all or any portion of its rights and duties under the Loan Documents (including the Obligations owed to it and its Commitments) to one or more assignees so long as such prospective assignee is an Eligible Transferee (each, an “Assignee”), with the prior written consent (such consent not be unreasonably withheld or delayed) of: (A) Borrowers; provided, that, no consent of Borrowers shall be required (1) if an Event of Default has occurred and is continuing, or (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than natural persons) of a Lender; and (B) Agent and Issuing Bank. (ii) Assignments shall be subject to the following additional conditions: (A) no assignment may be made to Parent, a Loan Party, an Affiliate of Parent or a Loan Party, or a natural person, (B) the amount of the Commitments and the other rights and obligations of the assigning Lender hereunder and under the other Loan Documents subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall be in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (I) an assignment or delegation by any Lender to any other Lender, an Affiliate of any Lender, or a Related Fund of such Lender, or (II) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000), (C) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (D) the parties to each assignment shall execute and deliver to Agent an Assignment and Acceptance; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned to an Assignee until written

126 7490664.6 notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee, (E) unless waived by Agent, the assigning Lender or Assignee has paid to Agent, for Agent’s separate account, a processing fee in the amount of $3,500, and (F) the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire in a form approved by Agent (the “Administrative Questionnaire”). (b) From and after the date that Agent receives the executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a). (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto. (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “Originating Lender”)

127 7490664.6 hereunder and under the other Loan Documents; provided, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) decreases the amount or postpones the due dates of scheduled principal repayments or prepayments or premiums payable to such Participant through such Lender, (v) no participation shall be sold to a natural person, (vi) no participation shall be sold to a Loan Party or an Affiliate of a Loan Party, and (vii) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. (f) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to any Loan Party and its Subsidiaries and their respective businesses. (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement to secure obligations of such Lender, including any pledge in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law; provided, that no such pledge shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of each Lender as the registered owner of the Revolving Loans (and the principal amount thereof and stated interest thereon) held by such Lender (each, a “Registered Loan”). Other than in connection with an assignment by a Lender of all or any portion of its portion of the Revolving Loans to an Affiliate of such Lender or a

128 7490664.6 Related Fund of such Lender (i) a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same), Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of its Revolving Loan to an Affiliate of such Lender or a Related Fund of such Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrowers, shall maintain a register comparable to the Register. (i) In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain (or cause to be maintained) a register on which it enters the name of all participants in the Registered Loans held by it (and the principal amount (and stated interest thereon) of the portion of such Registered Loans that is subject to such participations) (the “Participant Register”). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (j) Agent shall make a copy of the Register (and each Lender shall make a copy of its Participant Register to the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request. 13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, that no Borrower may assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by any Borrower is required in connection with any such assignment. 14. AMENDMENTS; WAIVERS.

129 7490664.6 14.1 Amendments and Waivers. (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than the Fee Letter), and no consent with respect to any departure by Parent or any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly and adversely affected thereby and all of the Loan Parties that are party thereto, do any of the following: (i) increase the amount of or extend the expiration date of any Commitment of any Lender, (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document, (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (y) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (z) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)), (iv) amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders, (v) amend, modify, or eliminate Section 3.1 or 3.2, (vi) amend, modify, or eliminate Section 15.11, (vii) other than as permitted by Section 15.11 or as contemplated by the Intercreditor Agreement, release or contractually subordinate Agent’s Lien in and to any of the Collateral, (viii) amend, modify, or eliminate the definitions of “Required Lenders”, “Supermajority Lenders” or “Pro Rata Share”, (ix) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents, (x) amend, modify, or eliminate any of the provisions of Section 2.4(b)(i) or (ii), or (iii) or (xi) amend, modify, or eliminate any of the provisions of Section 13.1 with respect to assignments to, or participations with, Persons who are Loan Parties or Affiliates of a Loan Party;

130 7490664.6 (b) No amendment, waiver, modification, or consent shall amend, modify, waive, or eliminate, (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders), or (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders. (c) No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent, Borrowers and the Supermajority Lenders, modify, or eliminate (i) the definition of Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Inventory, Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory and Eligible Re-Load Inventory) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base, but not otherwise, or (ii) the definition of Qualified Cash. (d) No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Issuing Bank, or any other rights or duties of Issuing Bank under this Agreement or the other Loan Documents, without the written consent of Issuing Bank, Agent, Borrowers, and the Required Lenders. (e) No amendment, waiver, modification, or consent shall add any Real Property as Collateral unless Lenders receive 45 days’ prior written notice and each Lender confirms to Agent that it has completed all flood due diligence, received copies of all flood insurance documentation and confirmed flood insurance compliance as required by the Flood Laws. At any time that any Real Property constitutes Collateral, no modification of a Loan Document shall add, increase, renew or extend any loan or commitment for any Lender hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to such Lender. (f) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of any Loan Party, shall not require consent by or the agreement of any Loan Party, and (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender other than any of the matters governed by Section 14.1(a)(i) through (iii) that affect such Lender. (g) Anything in this Section 14.1 to the contrary notwithstanding, (i) if Agent and Administrative Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or the other the Loan Documents, then Agent and Administrative Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within three Business Days following receipt of notice thereof.

131 7490664.6 (h) Nothing in this Section 14.1 shall be construed to prohibit the amendment of any schedule hereto or to any other Loan Document which is expressly permitted to be amended pursuant to written notice provided to Agent by any Borrower or the applicable Loan Party. (i) Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment contemplated by Section 2.12(d)(iii) of this Agreement in connection with a Benchmark Transition Event shall be effective as contemplated by such Section 2.12(d)(iii) hereof and (ii) any amendment contemplated by Section 2.6(f) of this Agreement in connection with the use or administration of Term SOFR shall be effective as contemplated by such Section 2.6(f). 14.2 Replacement of Certain Lenders. (a) If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 16, then Borrowers or Agent, upon at least five Business Days prior irrevocable notice, may permanently replace any Lender that failed to give its consent, authorization, or agreement (a “Non-Consenting Lender”), any Lender that made a claim for compensation (a “Tax Lender”), any Defaulting Lender, or any Affected Lender under Section 2.13 with one or more Replacement Lenders, and the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. (b) Prior to the effective date of such replacement, the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Non-Consenting Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including (i) all interest, fees and other amounts that may be due in payable in respect thereof, (ii) an assumption of its Pro Rata Share of participations in the Letters of Credit and (iii) Funding Losses). If the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, shall be made in accordance with the terms of Section 13.1. Until such time as one or more Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, hereunder and under the other Loan Documents, the Non-Consenting Lender, Tax Lender, Defaulting Lender or Affected Lender, as applicable, shall remain obligated to make the Non-Consenting Lender’s, Tax Lender’s, Defaulting Lender’s or Affected Lender’s, as applicable, Pro Rata Share of Revolving Loans and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of participations in such Letters of Credit. 14.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will

132 7490664.6 be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Loan Parties of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have. 15. AGENT; THE LENDER GROUP. 15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints Wells Fargo as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to designate, appoint, and authorize) Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, payments and proceeds of Collateral, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, or to take any other action with respect to any Collateral or Loan Documents which may be necessary to perfect, and maintain perfected, the security interests and Liens upon Collateral pursuant to the Loan Documents, (c) make Revolving Loans, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute payments and proceeds of the Collateral as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to any Loan Party or its Subsidiaries, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

133 7490664.6 15.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct. 15.3 Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders (or Bank Product Providers) for any recital, statement, representation or warranty made by any Loan Party or any of its Subsidiaries or Affiliates (including any Cedar Creek Acquired Company), or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement, any other Loan Document or any Cedar Creek Acquisition Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any Cedar Creek Acquisition Document, or for any failure of any Loan Party or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder, or for the failure of any party to any Cedar Creek Acquisition Document to perform its obligations thereunder. No Agent-Related Person shall be under any obligation to any Lenders (or Bank Product Providers) to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or any Cedar Creek Acquisition Document, or to inspect the books and records or properties of any Loan Party or its Subsidiaries. No Agent-Related Person shall have any liability to any Lender, and Loan Party or any of their respective Affiliates if any request for a Loan, Letter of Credit or other extension of credit was not authorized by the applicable Borrower. Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law or regulation. 15.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders (and, if it so elects, the Bank Product Providers) against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (and Bank Product Providers). 15.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge.

134 7490664.6 If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable. 15.6 Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of any Loan Party and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Borrower or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to any Borrower, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement). 15.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including reasonable and documented out-of-pocket court costs, attorneys’ fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from payments or proceeds of the Collateral received by Agent to reimburse Agent for such reasonable and documented out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders (or Bank Product Providers). In the event Agent is not reimbursed for such costs and expenses by the Loan Parties and their Subsidiaries, each Lender hereby agrees that it is and shall be

135 7490664.6 obligated to pay to Agent such Lender’s ratable share thereof. Whether or not the transactions contemplated hereby are consummated, each of the Lenders, on a ratable basis, shall indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so) from and against any and all Indemnified Liabilities; provided, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make a Revolving Loan or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent. 15.8 Agent in Individual Capacity. Wells Fargo and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though Wells Fargo were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include Wells Fargo in its individual capacity. 15.9 Successor Agent. Agent may resign as Agent upon 30 days (10 days if an Event of Default has occurred and is continuing) prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers or an Event of Default has occurred and is continuing) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent (which shall not be a Defaulting Lender or a natural person) for the Lenders (and the Bank Product Providers). If, at the time that Agent’s resignation is effective, it is acting as Issuing Bank, such resignation shall also operate to effectuate its resignation as Issuing Bank, and it shall automatically be relieved of any further obligation to issue Letters of Credit. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrowers, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent (which shall not be a Defaulting Lender or a natural person) from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent

136 7490664.6 and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above. 15.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding a Loan Party or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of such Loan Party or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them. 15.11 Collateral Matters. (a) The Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Loan Parties and their Subsidiaries of all of the Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Loan Party or any of its Subsidiaries owned any interest at the time Agent’s Lien was granted nor at any time thereafter, (iv) constituting property leased or licensed to a Loan Party or its Subsidiaries under a lease or license that has expired or is terminated in a transaction permitted under this Agreement, or (v) in connection with a credit bid or purchase authorized under this Section 15.11. The Loan Parties and the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to (a) consent to the sale of, credit bid, or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of any Insolvency Law, including Section 363 of the Bankruptcy Code, (b) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, or (c) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy. In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders and the Bank Product Providers shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof

137 7490664.6 would not impair or unduly delay the ability of Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders and the Bank Product Providers whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Agent, based upon the instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Agent may reduce the Obligations owed to the Lenders and the Bank Product Providers (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration; provided, that Bank Product Obligations not entitled to the application set forth in Section 2.4(b)(iii)(H) shall not be entitled to be, and shall not be, credit bid, or used in the calculation of the ratable interest of the Lenders and Bank Product Providers in the Obligations which are credit bid. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers). Upon request by Agent or Borrowers at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, that (1) anything to the contrary contained in any of the Loan Documents notwithstanding, Agent shall not be required to execute any document or take any action necessary to evidence such release on terms that, in Agent’s opinion, could expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly released) upon (or obligations of Borrowers in respect of) any and all interests retained by any Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Each Lender further hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to irrevocably authorize) Agent, at its option and in its sole discretion, to subordinate (by contract or otherwise) any Lien granted to or held by Agent on any property under any Loan Document (a) to the holder of any Permitted Lien on such property if such Permitted Lien secures purchase money Indebtedness (including Capitalized Lease Obligations) which constitute Permitted Indebtedness and (b) to the extent Agent has the authority under this Section 15.11 to release its Lien on such property. (b) Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) (i) to verify or assure that the Collateral exists or is owned by a Loan Party or any of its Subsidiaries or is cared for, protected, or insured or has been encumbered, (ii) to verify or assure that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, (iii) to verify or assure that any particular items of Collateral meet the eligibility criteria applicable in respect thereof, (iv) to impose, maintain, increase, reduce, implement, or eliminate any particular reserve hereunder or to determine whether the amount of any reserve is appropriate or not, or (v) to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no

138 7490664.6 other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise expressly provided herein. 15.12 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so and not otherwise prohibited by the terms of the agreements of such Lender with a Loan Party, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or its Subsidiaries or any deposit accounts of any Loan Party or its Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment. 15.13 Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions. 15.14 Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders (or Bank Product Providers) shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations. 15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by entering into a Bank Product Agreement, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers

139 7490664.6 set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider). 15.16 Field Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field examination report respecting any Loan Party or its Subsidiaries (each, a “Report”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports, (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any field examination will inspect only specific information regarding the Loan Parties and their Subsidiaries and will rely significantly upon Borrowers’ and their Subsidiaries’ books and records, as well as on representations of Borrowers’ personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Loan Parties and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. In addition to the foregoing, (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by any Loan Party or its Subsidiaries to Agent that has not been contemporaneously provided by such Loan Party or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from any Loan Party or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from such Loan Party or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender. 15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any

140 7490664.6 credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to any Borrower or any other Person for any failure by any other Lender (or Bank Product Provider) to fulfill its obligations to make credit available hereunder, nor to advance for such Lender (or Bank Product Provider) or on its behalf, nor to take any other action on behalf of such Lender (or Bank Product Provider) hereunder or in connection with the financing contemplated herein. 15.18 Joint Lead Arrangers, Joint Book Runners, and Syndication Agent. Each of the Joint Lead Arrangers, Joint Book Runners, and Syndication Agent, in such capacities, shall not have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to it in its capacity as a Lender, as Agent or as Issuing Bank. Without limiting the foregoing, each of the Joint Lead Arrangers, Joint Book Runners, and Syndication Agent, in such capacities, shall not have or be deemed to have any fiduciary relationship with any Lender or any Loan Party. Each Lender, Agent, Issuing Bank, and each Loan Party acknowledges that it has not relied, and will not rely, on the Joint Lead Arrangers, Joint Book Runners, and Syndication Agents in deciding to enter into this Agreement or in taking or not taking action hereunder. Each of the Joint Lead Arrangers, Joint Book Runners, and Syndication Agent, in such capacities, shall be entitled to resign at any time by giving notice to Agent and Borrowers. 15.19 Intercreditor and Subordination Agreements. Each Lender and Issuing Bank irrevocably (a) consents to the terms and conditions of any intercreditor agreement or subordination agreement, (b) authorizes and directs Agent to execute and deliver such intercreditor agreement or subordination agreement, in each case, on behalf of such Lender or such Issuing Bank and to take all actions (and execute all documents) required (or deemed advisable) by it in accordance with the terms of such intercreditor agreement or subordination agreement, in each case, and without any further consent, authorization or other action by such Lender or such Issuing Bank, (c) agrees that, subject to the approval of the Required Lenders, upon execution and delivery thereof, each Lender and each Issuing Bank will be bound by the provisions of such intercreditor agreement or subordination agreement as if it were a signatory thereto and will take no actions contrary to the provisions of such intercreditor agreement or subordination agreement, and (d) agrees that no Lender or Issuing Bank shall have any right of action whatsoever against Agent as a result of any action taken by Agent pursuant to this Section or in accordance with the terms of any intercreditor agreement or subordination agreement. Each Lender hereby further irrevocably authorizes and directs Agent to enter into such amendments, supplements or other modifications to any intercreditor agreement or subordination agreement as are approved by Agent (except as to any amendment that expressly requires the approval of the Required Lenders or all Lenders as set forth herein); provided, that, Agent may execute and deliver such amendments, supplements and modifications thereto as are contemplated by such intercreditor agreement or subordination agreement in connection with any extension, renewal, refinancing or replacement of this Agreement or any refinancing of the Obligations, in each case, on behalf of such Lender and Issuing Bank and without any further consent, authorization or other action by any Lender or Issuing Bank. Agent shall have the benefit of each of the provisions of Section 15 with respect to all actions taken by it pursuant to this Section 15.19 or in accordance with the terms of an intercreditor agreement or subordination agreement.

141 7490664.6 16. WITHHOLDING TAXES. 16.1 Payments. All payments made by any Loan Party under any Loan Document will be made free and clear of, and without deduction or withholding for, any Taxes, except as otherwise required by applicable law. In the event any deduction or withholding of Taxes is required, the Loan Parties shall be entitled to make the requisite withholding and promptly pay over to the applicable Governmental Authority the withheld tax, and the applicable Loan Party shall furnish to Agent as promptly as possible after the date the payment of any such Tax is due pursuant to applicable law, certified copies of tax receipts evidencing any such payment by the Loan Parties. Furthermore, if any such Tax is an Indemnified Taxes or an Indemnified Tax is so levied or imposed, the Loan Parties agree to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16.1 after withholding or deduction for or on account of any Indemnified Taxes, will not be less than the amount provided for herein. The Loan Parties will promptly pay any Other Taxes or reimburse Agent for such Other Taxes upon Agent’s demand. The Loan Parties shall jointly and severally indemnify each Indemnified Person (as defined in Section 10.3) (collectively a “Tax Indemnitee”) for the full amount of Indemnified Taxes arising in connection with this Agreement or any other Loan Document or breach thereof by any Loan Party (including, without limitation, any Indemnified Taxes imposed or asserted on, or attributable to, amounts payable under this Section 16) imposed on, or paid by, such Tax Indemnitee and all reasonable documented out-of-pocket costs and expenses related thereto (including fees and disbursements of attorneys and other tax professionals), as and when they are incurred and irrespective of whether suit is brought, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority (other than Indemnified Taxes and additional amounts that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Tax Indemnitee); provided, that if the Tax Indemnitee does not notify the Loan Parties of any indemnification required under this Section 16.1 within 180 days after such Tax Indemnitee has received written notice of the specific assessment or deficiency giving rise to such indemnification claim, the Loan Parties shall not be required to indemnify such Tax Indemnitee for any incremental interest, penalties or cost resulting from such Tax Indemnitee’s failure to notify the Loan Parties within the 180 day period. The obligations of the Loan Parties under this Section 16 shall survive the termination of this Agreement, the resignation and replacement of the Agent, and the repayment of the Obligations. 16.2 Exemptions. (a) If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) and the Administrative Borrower on behalf of all Borrowers one of the following before receiving its first payment under this Agreement: (i) if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Administrative Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrowers within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W- 8BEN, Form W-8BEN-E or Form W-8IMY (with proper attachments as applicable);

142 7490664.6 (ii) if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN or Form W-8BEN-E, as applicable; (iii) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W- 8ECI; (iv) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (including a withholding statement and copies of the tax certification documentation for its beneficial owner(s) of the income paid to the intermediary, if required based on its status provided on the Form W-8IMY); or (v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax. (b) Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and shall promptly notify Agent and Administrative Borrower (or, in the case of a Participant, the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (c) If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, or the providing of or delivery of such forms in the Lender’s reasonable judgment would not subject such Lender to any material unreimbursed cost or expense or materially prejudice the legal or commercial position of such Lender (or its Affiliates); provided, further, that nothing in this Section 16.2(c) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and shall promptly notify Agent and Administrative Borrower (or, in the case of a Participant, the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction. (d) If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender or Participant, such Lender or Participant agrees to notify Agent and Administrative Borrower (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender or Participant. To the extent of such percentage amount, Agent and Administrative Borrower will treat such Lender’s or such Participant’s documentation provided pursuant to Section 16.2(a) or 16.2(c) as no longer valid. With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16.2(a) or 16.2(c), if applicable. Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such

143 7490664.6 Participant complies with the obligations set forth in this Section 16 with respect thereto; provided that no Participant shall be entitled to receive any greater payment under Section 16 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. (e) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable due diligence and reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) at the time or times prescribed by law and at such time or times reasonably requested by Agent (or, in the case of a Participant, the Lender granting the participation) such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by Agent (or, in the case of a Participant, the Lender granting the participation) as may be necessary for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. 16.3 Reductions. (a) If a Lender or a Participant is subject to an applicable withholding tax, Agent (or, in the case of a Participant, the Lender granting the participation) may withhold from any payment to such Lender or such Participant an amount equivalent to the applicable withholding tax. If the forms or other documentation required by Section 16.2(a) or 16.2(c) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax. (b) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys’ fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent. 16.4 Refunds. If Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes to which the Loan Parties have paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to the Administrative Borrower on behalf of the Loan Parties (but only to the extent of payments made, or additional amounts paid, by the Loan Parties under this

144 7490664.6 Section 16 with respect to Indemnified Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the applicable Governmental Authority with respect to such a refund); provided, that the Loan Parties, upon the request of Agent or such Lender, agrees to repay the amount paid over to the Loan Parties (plus any penalties, interest or other charges, imposed by the applicable Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent or Lender hereunder as finally determined by a court of competent jurisdiction) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Loan Parties or any other Person or require Agent or any Lender to pay any amount to an indemnifying party pursuant to Section 16.4, the payment of which would place Agent or such Lender (or their Affiliates) in a less favorable net after-Tax position than such Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. 17. GENERAL PROVISIONS. 17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by each Loan Party, Agent, and each Lender whose signature is provided for on the signature pages hereof. 17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. 17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Parent or any Loan Party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. 17.5 Bank Product Providers. Each Bank Product Provider in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as agent for such Bank Product Providers and, by virtue of entering into a Bank Product Agreement, the applicable Bank Product Provider shall be automatically deemed to have appointed Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein. In addition, each Bank Product Provider, by virtue of entering into a Bank Product Agreement, shall be automatically deemed to have agreed that Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release reserves in respect of the Bank Product Obligations and that if reserves are established there is no obligation on the part of Agent to determine or insure whether the amount of any such reserve is appropriate or not. In connection with any such distribution of payments or proceeds of Collateral, Agent shall be entitled to assume no amounts are due or owing to any

145 7490664.6 Bank Product Provider unless such Bank Product Provider has provided a written certification (setting forth a reasonably detailed calculation) to Agent as to the amounts that are due and owing to it and such written certification is received by Agent a reasonable period of time prior to the making of such distribution. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products, but may rely upon the written certification of the amount due and payable from the applicable Bank Product Provider. In the absence of an updated certification, Agent shall be entitled to assume that the amount due and payable to the applicable Bank Product Provider is the amount last certified to Agent by such Bank Product Provider as being due and payable (less any distributions made to such Bank Product Provider on account thereof). Borrowers may obtain Bank Products from any Bank Product Provider, although Borrowers are not required to do so. Each Borrower acknowledges and agrees that no Bank Product Provider has committed to provide any Bank Products and that the providing of Bank Products by any Bank Product Provider is in the sole and absolute discretion of such Bank Product Provider. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Product shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or Guarantors. 17.6 Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein. 17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. 17.8 Revival and Reinstatement of Obligations; Certain Waivers. (a) If any member of the Lender Group or any Bank Product Provider repays, refunds, restores, or returns in whole or in part, any payment or property (including any proceeds of Collateral) previously paid or transferred to such member of the Lender Group or such Bank Product Provider in full or partial satisfaction of any Obligation or on account of any other obligation of any Loan Party under any Loan Document or any Bank Product Agreement, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any Insolvency Law, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such member of the Lender Group or Bank Product Provider elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a

146 7490664.6 Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such member of the Lender Group or Bank Product Provider elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and as to all reasonable and documented out-of-pocket costs, expenses, and attorneys’ fees of such member of the Lender Group or Bank Product Provider related thereto, (i) the liability of the Loan Parties with respect to the amount or property paid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) Agent’s Liens securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A) Agent’s Liens shall have been released or terminated, or (B) any provision of this Agreement shall have been terminated or cancelled, Agent’s Liens, or such provision of this Agreement, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Loan Party in respect of such liability or any Collateral securing such liability. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations. 17.9 Confidentiality. (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding the Loan Parties and their Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group and to employees, directors and officers of any member of the Lender Group (the Persons in this clause (i), “Lender Group Representatives”) on a “need to know” basis in connection with this Agreement and the transactions contemplated hereby and on a confidential basis, (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers); provided, that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided, that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrowers, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process; provided, that (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrowers with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (viii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement; provided, that prior to receipt of Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive such Confidential Information either subject to the terms of this Section 17.9 or pursuant to confidentiality requirements substantially similar to those contained in this Section 17.9 (and such Person may disclose such Confidential Information to Persons employed or engaged by them as described in clause (i) above), (ix) in connection with any litigation or other adversary proceeding involving parties

147 7490664.6 hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (ix) with respect to litigation involving any Person (other than any Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior written notice thereof, and (x) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document. (b) Anything in this Agreement to the contrary notwithstanding, Agent may disclose information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services or in its marketing or promotional materials, with such information to consist of deal terms and other information customarily found in such publications or marketing or promotional materials and may otherwise use the name, logos, and other insignia of any Borrower or the other Loan Parties and the Commitments provided hereunder in any “tombstone” or other advertisements, on its website or in other marketing materials of the Agent. (c) Each Loan Party agrees that Agent may make materials and information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) available to the Lenders by posting the Communications on IntraLinks, SyndTrak or a substantially similar secure electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” Agent does not warrant the accuracy or completeness of the Borrower Materials, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by Agent in connection with the Borrower Materials or the Platform. In no event shall Agent or any of the Agent-Related Persons have any liability to the Loan Parties, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or Agent’s transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s gross negligence or willful misconduct. Each Loan Party further agrees that certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties shall be deemed to have authorized Agent and its Affiliates and the Lenders to treat Borrower Materials marked “PUBLIC” or otherwise at any time filed with the SEC as not containing any material non-public information with respect to the Loan Parties or their securities for purposes of United States federal and state securities laws. All Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” (or another similar term) (collectively, the “Public Lender Information”). Agent and its Affiliates and the Lenders shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” or that are not at any time filed with the SEC as being suitable only for posting on a portion of the Platform not marked as “Public Investor” (or such other similar term). 17.10 Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Bank, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any

148 7490664.6 credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding or unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or been terminated. 17.11 Patriot Act; Due Diligence. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act. In addition, Agent and each Lender shall have the right to periodically conduct due diligence on all Loan Parties, their senior management and key principals and legal and beneficial owners. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable and documented out-of-pocket costs and charges for any such due diligence by Agent shall constitute Lender Group Expenses hereunder and be for the account of Borrowers. 17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed by the written provisions of such Bank Product Agreements, which will remain in full force and effect, unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement. 17.13 BlueLinx Corporation as Agent for Borrowers. Each Borrower hereby irrevocably appoints BlueLinx Corporation as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide Agent with all notices with respect to Revolving Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by Borrowers hereunder and shall bind each Borrower), (b) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to the Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), (c) to enter into Bank Product Provider Agreements on behalf of Borrowers and their Subsidiaries, and (d) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Revolving Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Loan Account and Collateral of Borrowers as herein provided, or (ii) the Lender Group’s relying on any

149 7490664.6 instructions of the Administrative Borrower, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.13 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be. 17.14 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. (c) Each Loan Party represents, warrants and covenants that no Loan Party or any of its Subsidiaries are or shall be an Affected Financial Institution. 17.15 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Guaranty and Security Agreement in respect of Hedge Obligations (provided, that, each Qualified ECP Guarantor shall only be liable under this Section 17.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 17.15, or otherwise under each Guaranty Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Guarantor intends that this Section 17.15 constitute, and this Section 17.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. 17.16 Acknowledgment and Restatement; Release. (a) Obligations under Existing Loan Documents. Each Borrower, Guarantor and Parent hereby acknowledges, confirms and agrees that Borrowers are indebted to Agent and the lenders under the Existing Credit Agreement for loans and advances to Borrowers under the Existing Credit Agreement,

150 7490664.6 as of the close of business immediately prior to the Closing Date, in the aggregate principal amount of $225,135,345.08 and in respect of Existing Letters of Credit issued under the Existing Credit Agreement in the aggregate outstanding amount of $3,500,000.00, together with all interest accrued and accruing on the foregoing (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrowers to under the Existing Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever. (b) Acknowledgment of Existing Security Interests. (i) Each Borrower, Guarantor and Parent hereby acknowledges, confirms and agrees that Agent has had and shall on and after the date hereof continue to have, for itself and the ratable benefit of Lenders, a security interest in and lien upon the Collateral heretofore granted to Agent (or its predecessors in whatever capacity) pursuant to the Existing Credit Agreement and the Existing Loan Documents to secure the Obligations, except as otherwise set forth in the Loan Documents. (ii) The liens and security interests of Agent in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests to Agent, whether under the Existing Credit Agreement, this Agreement or any of the other Loan Documents. (c) Existing Loan Documents. Each Borrower, Guarantor and Parent hereby acknowledges, confirms and agrees immediately prior to the date hereof: (i) the Existing Credit Agreement and each of the other Existing Loan Documents to which such Borrower, Guarantor and Parent is a party were duly executed and delivered by such Borrower, Guarantor and Parent and are in full force and effect; and (ii) the agreements and obligations of Borrowers, Guarantors and Parent contained in the Existing Credit Agreement and the other Existing Loan Documents to which it is a party constitute the legal, valid and binding obligations of such Borrower, Guarantor and Parent and are enforceable against it in accordance with their respective terms and Borrowers, Guarantors and Parent have no valid defense to the enforcement of such obligations, in each case except as otherwise set forth in the Loan Documents. (d) Restatement of Loan Agreement. (i) Except as otherwise stated in this Section 17.16, as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Credit Agreement are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement, except that nothing herein or in the Loan Documents shall impair or adversely affect the continuation of the liability of any Borrower or Guarantor for the Obligations heretofore granted, pledged and/or assigned to Agent or any Lender. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of any Borrower, Guarantor or Parent evidenced by or arising under the Existing Credit Agreement or the other Existing Loan Documents, and the liens and security interests securing such Indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released, except as otherwise set forth in the Loan Documents. (ii) The principal amount of the Loans and Letters of Credit (including the Existing Letters of Credit issued under the Existing Credit Agreement) outstanding as of the date hereof under the Existing Credit Agreement shall be allocated to the Loans and Letters of Credit hereunder according to the Lenders’ Pro Rata Shares. On and after the date hereof, all Existing Letters of Credit

151 7490664.6 shall be deemed to be Letters of Credit issued under this Agreement and shall subject to all the terms and conditions hereof as if such Letters of Credit were issued by Issuing Bank pursuant to this Agreement. (e) Release. (i) In consideration of the agreements of Agent and Lenders contained herein, and the continued making of the loans, advances and other accommodations by Lenders (or Agent on behalf of Lenders) to Borrowers pursuant to this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Parent, each Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each member of the Lender Group, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Agent, Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set- off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each of Parent, any Borrower or any Guarantor, or any of its successors, assigns, or other legal representatives and their respective successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement through the date hereof, and the other Loan Documents. (ii) Parent, each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (iii) Parent, each Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above. (iv) Parent, each Borrower and each Guarantor represent and warrant that each such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. (v) Nothing contained herein shall constitute an admission of liability with respect to any Claim on the part of any Releasee. (f) Covenant Not to Sue. Parent, each Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Parent, any Borrower or any Guarantor pursuant to Section 17.16(e). If Parent, any Borrower or any Guarantor violates the foregoing covenant, Parent, each Borrower and each Guarantor agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

152 7490664.6 (g) Waiver of Statutory Provisions. PARENT, EACH BORROWER AND EACH GUARANTOR HEREBY EXPLICITLY WAIVE ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS. PARENT, EACH BORROWER AND EACH GUARANTOR AGREE THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS RELEASE. 17.17 Acknowledgments and Assumptions regarding Cedar Creek Merger. (a) Each Loan Party hereby confirms, acknowledges and agrees that upon the effective date of the Cedar Creek Merger, (i) Panther Merger Sub is merging with and into Cedar Creek Holdings, Inc. pursuant to the Cedar Creek Merger as part of the Cedar Creek Acquisition, (ii) Cedar Creek Holdings as the surviving corporation of the Cedar Creek Merger hereby expressly assumes and agrees to be directly liable for all Obligations arising in connection with this Agreement and the other Loan Documents, (iii) Cedar Creek Holdings as the surviving corporation of the Cedar Creek Merger agrees to perform, comply with and be bound by all terms, conditions and covenants of this Agreement and the other Loan Documents applicable to all Guarantors and Grantors and as applied to Cedar Creek Holdings as a Guarantor or Grantor (as defined in the Guaranty and Security Agreement), and (iv) Agent and the members of the Lender Group shall have all rights, remedies and interests, including Liens in the Collateral granted pursuant to the Security Documents with respect to Cedar Crest Holdings as the successor to the Cedar Creek Merger. (b) Each Loan Party hereby confirms, acknowledges and agrees that upon the effective date of the Cedar Creek Merger, (i) Cedar Creek Holdings as the surviving corporation of the Cedar Creek Merger hereby expressly and specifically ratifies, restates and confirms the terms and conditions of this Agreement and the other Loan Documents and its liability for all of the Obligations, and all other obligations, liabilities, agreements and covenants under this Agreement and the other Loan Documents and (ii) Agent shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired by Cedar Creek Holdings, as the surviving corporation of the Cedar Creek Merger, and, on and after giving effect to the Cedar Creek Merger, all such assets and properties of Cedar Creek Holdings as the surviving corporation of the Cedar Creek Merger shall be included in the Collateral and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect. 17.18 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a

153 7490664.6 Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 17.19 Erroneous Payments. (a) Each Lender, each Issuing Bank, each other Bank Product Provider and any other party hereto hereby severally agrees that if (i) the Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any Bank Product Provider (or the Lender which is an Affiliate of a Lender, Issuing Bank or Bank Product Provider) or any other Person that has received funds from the Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Bank or Bank Product Provider (each such recipient, a “Payment Recipient”) that the Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 17.19(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Agent, and upon demand from the Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

154 7490664.6 (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor by the Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Agent and upon the Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to the Agent or, at the option of the Agent, the Agent’s applicable lending affiliate (such assignee, the “Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, the Agent may make a cashless reassignment to the applicable assigning Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such reassignment all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13 and (3) the Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Agent to such Payment Recipient from any source, against any amount due to the Agent under this Section 17.19 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 17.19 shall survive the resignation or replacement of the Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) The provisions of this Section 17.19 to the contrary notwithstanding, (i) nothing in this Section 17.19 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that Agent has received payment from the Payment Recipient in

155 7490664.6 immediately available funds the Erroneous Payment Return, whether directly from the Payment Recipient, as a result of the exercise by Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Agent Assignee of a payment of the outstanding principal balance of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Agent Assignee in respect of the Loans assigned to Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment shall be the sole property of the Agent Assignee and shall not constitute a recovery of the Erroneous Payment). [Signature pages to follow]

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written. PARENT: BLUELINX HOLDINGS INC. By: ______________________________ Name: ____________________________ Title: _____________________________ BORROWERS: BLUELINX CORPORATION By: ______________________________ Name: ____________________________ Title: _____________________________ BLUELINX FLORIDA LP By: BlueLinx Florida Holding No. 2 Inc., its General Partner By: ______________________________ Name: ____________________________ Title: _____________________________ CEDAR CREEK LLC By: ______________________________ Name: ____________________________ Title: _____________________________ CEDAR CREEK CORP. By: ______________________________ Name: ____________________________ Title: _____________________________ ASTRO BUILDINGS INC. By: ______________________________ Name: ____________________________ Title: _____________________________ LAKE STATES LUMBER, INC. By: ______________________________ Name: ____________________________ Title: _____________________________

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] GUARANTORS: BLUELINX FLORIDA HOLDING NO. 1 INC. By: ______________________________ Name: ____________________________ Title: _____________________________ BLUELINX FLORIDA HOLDING NO. 2 INC. By: ______________________________ Name: ____________________________ Title: _____________________________ CEDAR CREEK HOLDINGS, INC., successor by merger of Panther Merger Sub Inc. By: ______________________________ Name: ____________________________ Title: _____________________________ PANTHER MERGER SUB, to be merged with and into Cedar Creek Holdings, Inc. By: ______________________________ Name: ____________________________ Title: _____________________________ VENTURE DEVELOPMENT & CONSTRUCTION, LLC By: ______________________________ Name: ____________________________ Title: _____________________________

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] ABP AL (Midfield) LLC ABP CO II (Denver) LLC ABP FL (Lake City) LLC ABP FL (Pensacola) LLC ABP FL (Yulee) LLC ABP IA (Des Moines) LLC ABP IL (University Park) LLC ABP IN (Elkhart) LLC ABP KY (Independence) LLC ABP LA (New Orleans) LLC ABP ME (Portland) LLC ABP MI (Grand Rapids) LLC ABP MN (Maple Grove) LLC ABP MO (Kansas City) LLC ABP MO (Springfield) LLC ABP MO (Bridgeton) LLC ABP NC (Charlotte) LLC ABP NJ (Denville) LLC ABP NY (Yaphank) LLC ABP OH (Talmadge) LLC ABP OK (Tulsa) LLC ABP PA (Stanton) LLC ABP SC (Charleston) LLC ABP TN (Erwin) LLC ABP TN (Memphis) LLC ABP TN (Madison) LLC ABP TX (El Paso) LLC ABP TX (Houston) LLC ABP TX (Lubbock) LLC ABP TX (San Antonio) LLC ABP VA (Richmond) LLC ABP VT (Shelburne) LLC By: ______________________________ Name: ____________________________ Title: _____________________________

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, as Joint Lead Arranger, as Joint Book Runner and as a Lender By: ____________________________ Name: ____________________________ Its Authorized Signatory

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] BANK OF AMERICA, N.A., as Joint Lead Arranger, as Joint Book Runner, as Syndication Agent, and as a Lender By: ____________________________ Name: ____________________________ Title: ____________________________ _________________________, as a Lender By: ____________________________ Name: ____________________________ Title: ____________________________

7490664.6 Schedule C-1 to Amended and Restated Credit Agreement Commitments Lender Commitment Wells Fargo Bank, National Association $107,916,666.66 Bank of America, N.A. $107,916,666.66 BMO Harris Bank N.A. $37,916,666.67 Truist Bank $37,916,666.67 Citizens Bank, National Association $37,916,666.67 U.S. Bank National Association $20,416.666.67 TOTAL $350,000,000.00

7490664.6 EXHIBIT S-2 TO AMENDED AND RESTATED CREDIT AGREEMENT FORM OF SOFR NOTICE (See Attached)

<u>EXHIBIT S-2</u>

FORM OF SOFR NOTICE

Wells Fargo Bank, National Association, as Agent
under the below referenced Credit Agreement
1100 Abernathy Road, Suite 1600
Atlanta, GA 30328
Attn: Loan Portfolio Manager

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of April 13, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the "<u>Credit Agreement</u>"), by and among BlueLinx Holdings Inc., a Delaware corporation ("Parent"), BlueLinx Corporation, a Georgia corporation ("BlueLinx"), BlueLinx Florida LP, a Florida limited partnership ("BFLP"), Cedar Creek LLC, a Delaware limited liability company, on behalf of itself and as successor by merger of Venture Development & Construction, LLC with and into Cedar Creek LLC ("Cedar Creek LLC"), Cedar Creek Corp., a Delaware corporation ("Cedar Creek Corp."), Calypso Buildings, Inc., formerly known as Astro Buildings Inc., a Delaware corporation ("Calypso Buildings"), Lake States Lumber, Inc., a Minnesota corporation ("Lake States") and Vandermeer Forest Products, Inc., a Washington corporation ("Vandermeer Forest"), and those additional entities that become parties thereto as Borrowers in accordance with the terms thereof by executing the form of Joinder attached thereto as <u>Exhibit J-1</u> (each, a "<u>Borrower</u>" and individually and collectively, jointly and severally, the "<u>Borrowers</u>"), BlueLinx Florida Holding No. 1 Inc., a Georgia corporation ("BFH1"), BlueLinx Florida Holding No. 2 Inc., a Georgia corporation ("BFH2"), Cedar Creek Holdings Inc., a Delaware corporation ("Cedar Creek Holdings"), and each of the SPE Propcos signatory party thereto (and together with BFH1, BFH2 and Cedar Creek Holdings, each a "Guarantor" and individually and collectively, jointly and severally, "Guarantors"), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a "<u>Lender</u>" and, collectively, the "<u>Lenders</u>"), Wells Fargo Bank, National Association, a national banking association ("<u>Wells Fargo</u>"), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity "<u>Agent</u>"). Capitalized terms used herein, but not specifically defined herein, shall have the meanings ascribed to them in the Credit Agreement.

This SOFR Notice represents Borrowers' request to elect the SOFR Option with respect to outstanding Revolving Loans in the amount of $________ (the "<u>SOFR Advance</u>")[, and is a written confirmation of the telephonic notice of such election given to Agent].

The SOFR Advance will have an Interest Period of [1, 3, or 6] month(s).

Such Interest Period is requested to commence on ________________.

This SOFR Notice further confirms Borrowers' acceptance, for purposes of determining the rate of interest based on SOFR as determined pursuant to the Credit Agreement.

Administrative Borrower represents and warrants that (i) as of the date hereof, the representations and warranties of Borrowers and Guarantors or their Subsidiaries contained in the Credit

7510367.3

Wells Fargo Bank, National Association, as Agent Page 2 7510367.3 Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date)), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above. [signature page follows]

Wells Fargo Bank, National Association, as Agent Page 3 7510367.3 Dated: _______________, 20__ BLUELINX CORPORATION, a Georgia corporation, as Administrative Borrower By Name: Title: Acknowledged by: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent By: Name: Title: [_______________, a _____________, as a Lender By: Name: Title: ]